As filed with the Securities and Exchange Commission on September 4, 1998

                                                  Registration No. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                           SSB VEHICLE SECURITIES INC.
                    (Sponsor of the Trusts described herein)
             (Exact name of Registrant as specified in its charter)

      Delaware                                      13-4010808
(State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
Incorporation or Organization)

                            Seven World Trade Center
                            New York, New York 10048
                                 (212) 783-7000
    (Address, Including ZIP Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                  Zachary Snow
                                    Secretary
                           SSB Vehicle Securities Inc.
                            Seven World Trade Center
                            New York, New York 10048
                                 (212) 783-7000

 (Name, Address, Including ZIP Code, and Telephone Number, Including Area Code,
                              of Agent for Service)

                                   Copies to:
                           Jack M. Costello, Jr., Esq.
                                Brown & Wood LLP
                             One World Trade Center
                            New York, New York 10048
                                 (212) 839-5816

-----------------------------------------------------------------------

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. :

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. :

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. :

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. :


                         CALCULATION OF REGISTRATION FEE

Title of            Amount to Be                                                                    Amount of
Securities          Registered(1)       Proposed Maximum Offering     Proposed Maximum Aggregate    Registration Fee(3)
to Be Registered                        Price Per Unit (2)            Offering Price(2)
=================== =================== ============================= ============================= ========================

Asset Backed        $3,000,000,000             100%                        $3,000,000,000              $885,000
Securities
=================== =================== ============================= ============================= ========================

(1) This Registration Statement relates to the initial offering from time to time of the Asset Backed Notes and Asset Backed Certificates and to any resales thereof in market making transactions by Salomon Smith Barney Inc. or its affiliates to the extent required.

(2) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee.

(3) $199,850,000 aggregate principal amount of Asset Backed Securities registered by the Registrant under Registration Statement No. 333-41949 referred to below and not previously sold is carried forward in this Registration Statement pursuant to Rule 429. A registration fee of $58,955.75 in connection with such unsold amount of Asset Backed Securities was paid previously under the foregoing Registration Statement.

         PURSUANT TO RULE 429, THE PROSPECTUS AND FORMS OF PROSPECTUS SUPPLEMENT CONTAINED IN THIS REGISTRATION STATEMENT ALSO RELATE TO, AND THIS REGISTRATION STATEMENT CONSTITUTES A POST-EFFECTIVE AMENDMENT TO, REGISTRATION STATEMENT NO. 333-41949, WHICH BECAME EFFECTIVE ON MARCH 26, 1998, AND ANY UNSOLD SECURITIES THEREUNDER.


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
================================================================================

                                INTRODUCTORY NOTE

     This Registration Statement contains a form of Prospectus relating to the offering of series of Asset Backed Notes and/or Asset Backed Certificates by various Trusts created from time to time by SSB Vehicle Securities Inc. and two forms of Prospectus Supplement relating to the offering by a Trust of the particular series of Asset Backed Notes and Asset Backed Certificates or of Asset Backed Certificates, as applicable, described therein. Each form of Prospectus Supplement relates only to the securities described therein and is a form that may be used, among others, by the Registrant to offer Asset Backed Notes and/or Asset Backed Certificates under this Registration Statement.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


Subject to completion, September 4, 1998
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED            , 199__)

$[                   ]

[________________________] TRUST 199 -[  ]

[FLOATING RATE] ASSET BACKED NOTES, CLASS [  ]
[FLOATING RATE] ASSET BACKED NOTES, CLASS [  ]
[  %] ASSET BACKED CERTIFICATES

SSB VEHICLE SECURITIES INC.
DEPOSITOR

[--------------------------------]
SERVICER

                                     --------------------

[________________] Trust 199 [ ] (the "TRUST") will be governed pursuant to a Trust Agreement to be dated as of , ____ 199 ____ , ____ between _____ SSB _____ Vehicle _____ Securities _____ Inc. _____ (the _____ "DEPOSITOR") _____ and ____ [ ____ ], ____ as [Owner] Trustee. The Trust will issue $ aggregate principal amount of [Floating Rate] Asset Backed Notes, Class [ ] (the "CLASS [ ] NOTES") and $ aggregate principal amount of [Floating Rate] Asset Backed Notes, Class [ ] (the "CLASS [ ] NOTES" and, together with the Class [ ] Notes, the "NOTES") pursuant to an Indenture to be dated ____ as of , ____ 199 , ____ between ____ the ____ Trust ____ and , as ____ Indenture ____ Trustee. ____ [No ____ principal payments shall be made on the Class [ ] Notes until the Class [ ] Notes have been paid in full and, to that extent, the rights of the holders of the Class [ ] Notes to receive distributions with respect to the Receivables are subordinated to the rights of the holders of the Class [ ] Notes, as more fully described herein.

                                           (Cover continued on following page)

PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" ON PAGE S-10 HEREOF AND BEGINNING ON PAGE 8 OF THE ACCOMPANYING PROSPECTUS.

THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN SSB VEHICLE SECURITIES INC., THE SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NONE OF THE NOTES, THE CERTIFICATES OR THE RECEIVABLES IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
                                 ORIGINAL   PRICE   UNDERWRITING  PROCEEDS TO
                                 PRINCIPAL    TO      DISCOUNT       THE
                                  AMOUNT   PUBLIC(1)            DEPOSITOR (1)(2)

   Per Class [  ] Note           $                %          %              %
   Per Class [  ] Note                            %          %              %
   Per Certificate....                            %          %              %
Total                            $         $          $             $
--------------------------------------------------------------------------------
(1) Plus accrued interest, if any, from          , 199 .
(2) Before deducting expenses, estimated to be $              .

The Notes and the Certificates are offered by Salomon Smith Barney Inc. (the "UNDERWRITER") subject to prior sale when, as and if issued and accepted by the Underwriter, and subject to the Underwriter's right to reject any order in whole or in part. It is expected that delivery of the Notes and the Certificates will be made in book-entry form only through the facilities of The Depository Trust Company and, in the case of the Notes, Cedel Bank, societe anonyme, and the Euroclear System against payment therefor in immediately available funds, on or about ______________ , 199 .

                              SALOMON SMITH BARNEY

                   , 199





(Continued from previous page)

The Trust will also issue $ ____________________ aggregate principal amount of [ %] Asset Backed Certificates (the "CERTIFICATES" and, together with the Notes, the "SECURITIES"). The assets of the Trust will include a pool of retail installment sale contracts, retail installment loans, purchase money notes or other notes (the "RECEIVABLES"), secured by security interests in new or used automobiles, light duty trucks, recreational vehicles and motorcycles (the "FINANCED VEHICLES") and certain monies due or received thereunder on or after _______________ , 199 , transferred to the Trust by the Seller on the Closing Date. The Notes will be secured by the assets of the Trust pursuant to the Indenture.

Interest on the Class [ ] and Class [ ] Notes will accrue at the respective [floating] interest rates specified above. Interest on the Notes will generally be payable on the _________ day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "DISTRIBUTION DATE"), commencing __________ , 199 . Principal of the Notes will be payable on each Distribution Date to the extent described herein; however, no principal payments will be made on the Class [ ] Notes until the Class [ ] Notes have been paid in full.

The Certificates will represent fractional undivided interests in the Trust. Interest, to the extent of the Pass Through Rate specified above, will be distributed to the Certificateholders on each Distribution Date. Distributions of interest on, and principal of, the Certificates will be subordinated in priority of payment to interest due and payable on the Notes. No distributions of principal on the Certificates will be made until all the Notes have been paid in full.

Each class of Securities will represent the right to receive a specified amount of payments of principal and interest on the related Receivables, at the rates, on the dates and in the manner described herein. The rights of one or more classes of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series. Each class of Notes or Certificates will differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. [Each class of Securities may be entitled to distributions in respect of principal with disproportionate, nominal or no interest distributions, or to interest distributions with disproportionate, nominal or no distributions in respect of principal.] The rate of payment in respect of principal of any class of Notes and distributions in respect of the Certificate Balance of the Certificates of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations and repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Securities in the manner described herein.

Each class of Securities will be payable in full on the applicable final scheduled Distribution Date as set forth herein. However, payment in full of a class of Notes or of the Certificates could occur earlier than such dates as described herein. In addition, the Notes will be subject to redemption in whole, but not in part, and the Certificates will be subject to prepayment in whole, but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Receivables. The Servicer may purchase the Receivables when the aggregate principal balance of the Receivables shall have declined to % or less of the initial aggregate principal balance of the Receivables purchased by the Trust.

THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE NOTES AND THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OR THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. TO THE EXTENT ANY STATEMENTS IN THIS PROSPECTUS SUPPLEMENT CONFLICT WITH STATEMENTS IN THE PROSPECTUS, THE STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the Securities. Such transactions  may include  stabilizing  and the  purchase of  Securities.  Such transactions may include stabilizing and the purchase of Securities to cover syndicate short positions. For a description of these activities, see "Underwriting" herein.

         [This Prospectus Supplement may be used by the Underwriter, an affiliate of the Depositor, in connection with offers and sales related to market making transactions in the Securities.]





                           REPORTS TO SECURITYHOLDERS

Unless and until Definitive Notes or Definitive Certificates are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co. ("CEDE"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Notes and the Certificates. See "Description of the Notes -General", "Description of the Certificates -- General" and "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Reports to Securityholders" in the accompanying Prospectus (the "PROSPECTUS"). Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, as originator of the Trust, will file with the Securities and Exchange Commission (the
"COMMISSION") such periodic reports as are required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission thereunder.





                                SUMMARY OF TERMS

         The following summary is qualified by reference to the detailed information appearing elsewhere herein and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer..................................          [_____________________] Trust
                                                  199 -[ ] (the  "TRUST" or the
                                                  "Issuer"),   a  [___________]
                                                  business trust to be governed
                                                  pursuant to a Trust Agreement
                                                  dated as of , 199 (as amended
                                                  and supplemented from time to
                                                  time, the "TRUST AGREEMENT"),
                                                  between the Depositor and the
                                                  Owner Trustee.

Depositor...............................          SSB Vehicle  Securities  Inc.
                                                  (the "DEPOSITOR").


Servicer................................          [____________________________]
                                                  (in   such   capacity,    the
                                                  "Servicer").

Indenture
Trustee.......................                     ,  as   trustee   under   the
                                                  Indenture   (the   "INDENTURE
                                                  TRUSTEE").

Owner
Trustee...........................
                                                  , as trustee  under the Trust
                                                  Agreement     (the     "OWNER
                                                  TRUSTEE").

The Notes...............................
                                                  The Trust  will  issue  Asset
                                                  Backed  Notes  pursuant to an
                                                  Indenture to be dated as of ,
                                                  199    (as     amended    and
                                                  supplemented   from  time  to
                                                  time,    the    "INDENTURE"),
                                                  between  the  Trust  and  the
                                                  Indenture     Trustee,     as
                                                  follows:  (i) [Floating Rate]
                                                  Asset Backed Notes, Class [ ]
                                                  (the  "CLASS [ ]  NOTES")  in
                                                  the     aggregate     initial
                                                  principal  amount  of $ ; and
                                                  (ii)  [Floating  Rate]  Asset
                                                  Backed Notes,  Class [ ] (the
                                                  "CLASS  [ ]  NOTES")  in  the
                                                  aggregate  initial  principal
                                                  amount  of $ . The  Class [ ]
                                                  Notes and the Class [ ] Notes
                                                  are collectively  referred to
                                                  herein as the "NOTES".

                                                 The Notes  will be  secured  by
                                                 the   assets   of   the   Trust
                                                 pursuant to the Indenture.

The Certificates........................
                                                  The  Trust  will  issue  [ %]
                                                  Asset   Backed   Certificates
                                                  (the    "CERTIFICATES"   and,
                                                  together with the Notes,  the
                                                  "SECURITIES")     with     an
                                                  aggregate initial Certificate
                                                  Balance    of    $   .    The
                                                  Certificates  will  represent
                                                  fractional          undivided
                                                  interests  in the  Trust  and
                                                  will be  issued  pursuant  to
                                                  the Trust Agreement.

The Receivables........................
                                                  On (the "CLOSING DATE"),  the
                                                  Trust      will      purchase
                                                  Receivables     having     an
                                                  aggregate  principal  balance
                                                  of   approximately   $   (the
                                                  "INITIAL POOL BALANCE") as of
                                                  , 199  (the  "CUT-OFF  DATE")
                                                  from the  Depositor  pursuant
                                                  to  a  Sale   and   Servicing
                                                  Agreement to be dated as of ,
                                                  199    (as     amended    and
                                                  supplemented   from  time  to
                                                  time, the "SALE AND SERVICING
                                                  AGREEMENT"), among the Trust,
                                                  the    Depositor    and   the
                                                  Servicer. See "Description of
                                                  the  Transfer  and  Servicing
                                                  Agreements    --   Sale   and
                                                  Assignment  of   Receivables"
                                                  herein and in the Prospectus.
                                                  The Receivables  will consist
                                                  of  retail  installment  sale
                                                  contracts, retail installment
                                                  loans,  purchase  money notes
                                                  or   other   notes    between
                                                  Obligors and Dealers  secured
                                                  by new or  used  automobiles,
                                                  light-duty            trucks,
                                                  recreational   vehicles   and
                                                  motorcycles   (the  "FINANCED
                                                  VEHICLES").  The  Receivables
                                                  were  purchased by __________
                                                  (the      "SELLER").      The
                                                  Receivables      will      be
                                                  transferred  by the Depositor
                                                  to the  Trust,  based  on the
                                                  criteria   specified  in  the
                                                  Sale and Servicing  Agreement
                                                  and  described  herein and in
                                                  the  Prospectus.  As  of  the
                                                  Cut-off  Date,  the  weighted
                                                  average   annual   percentage
                                                  interest    rate    of    the
                                                  Receivables was approximately
                                                  %,   the   weighted   average
                                                  remaining   maturity  of  the
                                                  Receivables was approximately
                                                  months,   and  the   weighted
                                                  average original  maturity of
                                                  the      Receivables      was
                                                  approximately    months.   No
                                                  Receivable  has  a  scheduled
                                                  maturity  later  than ,  20__
                                                  (the     "FINAL     SCHEDULED
                                                  MATURITY  DATE").   See  "The
                                                  Receivables Pool" herein.

                                                  The  "POOL  BALANCE"  at  any
                                                  time   will   represent   the
                                                  aggregate  principal  balance
                                                  of the Receivables at the end
                                                  of the  preceding  Collection
                                                  Period,  after giving  effect
                                                  to all  payments  (other than
                                                  Payaheads)    received   from
                                                  Obligors,     Advances    and
                                                  Purchase    Amounts   to   be
                                                  remitted  by the  Servicer or
                                                  the  Depositor,  as the  case
                                                  may   be,    all   for   such
                                                  Collection  Period,  and  all
                                                  losses       realized      on
                                                  Receivables liquidated during
                                                  such Collection Period.

Terms of the Notes.....................
                                                  The  principal  terms  of the
                                                  Notes  will  be as  described
                                                  below:

         A.  Distribution Dates........

                                                  Payments  of  interest on and
                                                  principal  of the Notes  will
                                                  be  made  on the  day of each
                                                  month  or, if any such day is
                                                  not a  Business  Day,  on the
                                                  next succeeding  Business Day
                                                  (each,    a     "DISTRIBUTION
                                                  DATE"),  commencing  ____  in
                                                  199  .  Each  ____  reference
                                                  ____ to a  "PAYMENT  DATE" in
                                                  the Prospectus shall refer to
                                                  a  Distribution  Date herein.
                                                  Payments   will  be  made  to
                                                  holders   of  record  of  the
                                                  Notes (the  "NOTEHOLDERS") as
                                                  of   the   day    immediately
                                                  preceding  such  Distribution
                                                  Date or, if Definitive  Notes
                                                  are issued,  as of the day of
                                                  the preceding  month (each, a
                                                  "RECORD  DATE").  A "BUSINESS
                                                  DAY"  is a day  other  than a
                                                  Saturday,  a Sunday  or a day
                                                  on which banking institutions
                                                  or  trust  companies  in  the
                                                  States  of  [_________]   are
                                                  authorized by law, regulation
                                                  or  executive   order  to  be
                                                  closed.

         B.  Interest Rates.............
                                                  The Class [ ] Notes will bear
                                                  interest at a [Floating Rate]
                                                  of  interest  per annum  (the
                                                  "CLASS  [ ]  RATE")  and  the
                                                  Class  [ ]  Notes  will  bear
                                                  interest at a [Floating Rate]
                                                  of  interest  per annum  (the
                                                  "CLASS [ ] RATE").  [The rate
                                                  of  interest  per annum  with
                                                  respect  to  the  Class  [  ]
                                                  Notes for each Interest Reset
                                                  Period (the "CLASS [ ] RATE")
                                                  will equal  LIBOR (as defined
                                                  in the  Prospectus)  for such
                                                  Interest Reset Period plus %;
                                                  provided  that the  Class [ ]
                                                  Rate  shall not  exceed % per
                                                  annum.]

                                                  The  interest  rates  for the
                                                  various  classes of Notes are
                                                  referred       to      herein
                                                  collectively   as   "INTEREST
                                                  RATES".

         C.  Interest....................
                                                  Interest  on the  outstanding
                                                  principal amount of the Notes
                                                  [other  than  the  Class  [ ]
                                                  Notes]  will  accrue  at  the
                                                  applicable Interest Rate from
                                                  the Closing Date (in the case
                                                  of  the  first   Distribution
                                                  Date)  or from the day of the
                                                  month  preceding the month of
                                                  a  Distribution  Date  to and
                                                  including   the  day  of  the
                                                  month  of  such  Distribution
                                                  Date   (each   an   "INTEREST
                                                  ACCRUAL  PERIOD").  [Interest
                                                  on the outstanding  principal
                                                  amount of the Class [ ] Notes
                                                  will  accrue at the Class [ ]
                                                  Rate  from the  Closing  Date
                                                  (in  the  case  of the  first
                                                  Distribution  Date)  or  from
                                                  the most recent  Distribution
                                                  Date on  which  interest  has
                                                  been  paid  to but  excluding
                                                  the  following   Distribution
                                                  Date (each,  a "FLOATING RATE
                                                  INTEREST  ACCRUAL  PERIOD").]
                                                  Interest  on  the  Class  [ ]
                                                  Notes will be  calculated  on
                                                  the basis of a  360-day  year
                                                  consisting  of twelve  30-day
                                                  months. Interest on the Class
                                                  [ ] Notes will be  calculated
                                                  on the  basis  of the  actual
                                                  number   of   days   in  each
                                                  Floating     Rate    Interest
                                                  Accrual   Period  divided  by
                                                  360. See  "Description of the
                                                  Notes    --    Payments    of
                                                  Interest"      herein.

     D. Principal...................
                                                  Principal  of the Notes  will
                                                  be     payable     on    each
                                                  Distribution   Date   in   an
                                                  amount     equal    to    the
                                                  Noteholders'        Principal
                                                  Distributable  Amount for the
                                                  calendar      month      (the
                                                  "COLLECTION          PERIOD")
                                                  preceding  such  Distribution
                                                  Date  (in  the  case  of  the
                                                  first  Distribution Date, the
                                                  period  from and  including ,
                                                  199  to and  including  , 199
                                                  (exclusive  of the  scheduled
                                                  payments of principal  due on
                                                  the  Precomputed  Receivables
                                                  during  that  period)) to the
                                                  extent  of  funds   available
                                                  therefor.  The  "NOTEHOLDERS'
                                                  PRINCIPAL       DISTRIBUTABLE
                                                  AMOUNT" will equal the sum of
                                                  (i)  the  Regular   Principal
                                                  Distribution Amount plus (ii)
                                                  the   Accelerated   Principal
                                                  Distribution    Amount.   The
                                                  "REGULAR            PRINCIPAL
                                                  DISTRIBUTION   AMOUNT"   with
                                                  respect  to any  Distribution
                                                  Date will equal the amount of
                                                  principal paid or, in certain
                                                  circumstances,  scheduled  to
                                                  be paid with  respect  to the
                                                  Receivables   (exclusive   of
                                                  Payaheads     allocable    to
                                                  principal  that have not been
                                                  applied as payments under the
                                                  related  Receivables  in  the
                                                  related Collection Period and
                                                  inclusive     of    Payaheads
                                                  allocable to  principal  that
                                                  have been applied as payments
                                                  under the related Receivables
                                                  in  such  Collection  Period)
                                                  plus,        in       certain
                                                  circumstances,  the principal
                                                  balance     of      defaulted
                                                  Receivables, as calculated by
                                                  the   Servicer  as  described
                                                  under   "Description  of  the
                                                  Transfer    and     Servicing
                                                  Agreements --  Distributions"
                                                  herein.    The   "Accelerated
                                                  Principal        Distribution
                                                  Amount"  with  respect  to  a
                                                  Distribution  Date will equal
                                                  the  portion,  if any, of the
                                                  Total Distribution Amount for
                                                  the related Collection Period
                                                  that remains after payment of
                                                  (a)   the    Servicing    Fee
                                                  (together with any portion of
                                                  the    Servicing   Fee   that
                                                  remains   unpaid  from  prior
                                                  Distribution  Dates), (b) the
                                                  interest  due on  the  Notes,
                                                  (c)  the  Regular   Principal
                                                  Distribution  Amount, (d) the
                                                  interest     due    on    the
                                                  Certificates   and   (e)  the
                                                  amount,  if any,  required to
                                                  be  deposited  in the Reserve
                                                  Account on such  Distribution
                                                  Date.

                                                  On    the     Business    Day
                                                  immediately   preceding  each
                                                  Distribution  Date  (each,  a
                                                  "DETERMINATION   DATE"),  the
                                                  Indenture    Trustee    shall
                                                  determine  the  amount in the
                                                  Collection  Account available
                                                  for   distribution   on   the
                                                  related   Distribution  Date.
                                                  Payments  to  Securityholders
                                                  will    be   made   on   each
                                                  Distribution      Date     in
                                                  accordance      with     such
                                                  determination.  The Servicing
                                                  Fee   in    respect    of   a
                                                  Collection  Period  (together
                                                  with  any   portion   of  the
                                                  Servicing  Fee  that  remains
                                                  unpaid       from       prior
                                                  Distribution  Dates)  will be
                                                  paid at the beginning of such
                                                  Collection   Period   out  of
                                                  collections      for     such
                                                  Collection Period.

                                                  No principal payments will be
                                                  made  on the  Class [ ] Notes
                                                  until  the  Class  [ ]  Notes
                                                  have been paid in full.

                                                  The   outstanding   principal
                                                  amount   of  the  Class  [  ]
                                                  Notes, to the extent not ____
                                                  previously  ____  paid,  ____
                                                  will  ____  be  ____  payable
                                                  ____ on the  [199  ____  ][20
                                                  ____  ]   ____   Distribution
                                                  _____  Date  ____  (the  ____
                                                  "CLASS  [ ]  FINAL  SCHEDULED
                                                  DISTRIBUTION  DATE"); and the
                                                  outstanding  principal amount
                                                  of the  Class [ ]  Notes,  to
                                                  the  extent  not   previously
                                                  paid,  will be payable on the
                                                  [199 ][20 ] Distribution Date
                                                  (the   "CLASS   [   ]   FINAL
                                                  SCHEDULED        DISTRIBUTION
                                                  DATE").

       E.  Optional Redemption...........
                                                  The Notes will be redeemed in
                                                  whole,  but not in  part,  on
                                                  any   Distribution   Date  on
                                                  which the Servicer  exercises
                                                  its  option to  purchase  the
                                                  Receivables.   The   Servicer
                                                  will   have  the   option  to
                                                  purchase  all,  but not  less
                                                  then all, of the  Receivables
                                                  on any  Distribution  Date on
                                                  or  after  the   Distribution
                                                  Date  on   which   the   Pool
                                                  Balance has declined to [ ] %
                                                  or less of the  Initial  Pool
                                                  Balance.  The  price at which
                                                  the Servicer will be required
                                                  to purchase  the  Receivables
                                                  in  order  to  exercise  such
                                                  option  will be  equal to the
                                                  aggregate   of  the  Purchase
                                                  Amounts of the Receivables as
                                                  of the  end  of  the  related
                                                  Collection     Period.    The
                                                  Servicer  will be required to
                                                  give not less  than [ ] days'
                                                  notice to the  Trustee of its
                                                  intention  to  exercise  such
                                                  option.   In  addition,   the
                                                  Servicer    will    not    be
                                                  permitted  to  exercise  such
                                                  option  unless the  resulting
                                                  distribution     would     be
                                                  sufficient   to  retire   the
                                                  Notes at a  redemption  price
                                                  equal to the unpaid principal
                                                  amount  of  the  Notes   plus
                                                  accrued  and unpaid  interest
                                                  thereon.  See "Description of
                                                  the    Notes   --    Optional
                                                  Redemption" herein.

 Terms of the Certificates................
                                                  The  principal  terms  of the
                                                  Certificates   will   be   as
                                                  described      below:

       A. Distribution Dates............
                                                  Distributions with respect to
                                                  the Certificates will be made
                                                  on  each  Distribution  Date,
                                                  commencing     ,     199    .
                                                  Distributions will be made to
                                                  holders   of  record  of  the
                                                  Certificates             (the
                                                  "CERTIFICATEHOLDERS"     and,
                                                  together       with       the
                                                  Noteholders,              the
                                                  "SECURITYHOLDERS")  as of the
                                                  related  Record  Date  (which
                                                  will   be  the   day  of  the
                                                  preceding month if Definitive
                                                  Certificates are issued).

       B.  Pass Through Rate.............         [   ]% per annum (the "PASS
                                                  THROUGH RATE").

       C.  Interest......................
                                                  On  each  Distribution  Date,
                                                  the   Owner    Trustee   will
                                                  distribute    pro   rata   to
                                                  Certificateholders 30 days of
                                                  accrued  interest at the Pass
                                                  Through     Rate    on    the
                                                  outstanding       Certificate
                                                  Balance   generally   to  the
                                                  extent  of  funds   available
                                                  following   payment   of  the
                                                  Servicing       Fee       and
                                                  distributions  in  respect of
                                                  the  Notes   from  the  Total
                                                  Distribution  Amount  and the
                                                  Reserve   Account.   Interest
                                                  will  be  calculated  on  the
                                                  basis  of  a   360-day   year
                                                  consisting  of twelve  30-day
                                                  months.  Interest  in respect
                                                  of a  Distribution  Date will
                                                  accrue from the Closing  Date
                                                  (in  the  case  of the  first
                                                  Distribution  Date)  or  from
                                                  the   day   of   the    month
                                                  preceding  the  month  of the
                                                  Distribution   Date   to  and
                                                  including   the  day  of  the
                                                  month  of  such  Distribution
                                                  Date.

       D. Principal.....................
                                                  No distributions of principal
                                                  on the  Certificates  will be
                                                  made  until  all of the Notes
                                                  have  been  paid in full.  On
                                                  each     Distribution    Date
                                                  commencing       on       the
                                                  Distribution  Date  on  which
                                                  the  Class [ ] Notes are paid
                                                  in  full,  principal  of  the
                                                  Certificates  will be payable
                                                  in an amount  generally equal
                                                  to  the   Certificateholders'
                                                  Principal       Distributable
                                                  Amount  for  the   Collection
                                                  Period     preceding     such
                                                  Distribution   Date,  to  the
                                                  extent  of  funds   available
                                                  therefor following payment of
                                                  the Servicing  Fee,  payments
                                                  of interest and principal, if
                                                  any,  due in  respect  of the
                                                  Notes and the distribution of
                                                  interest  in  respect  of the
                                                  Certificates.             The
                                                  Certificateholders' Principal
                                                  Distributable  Amount will be
                                                  the     Regular     Principal
                                                  Distribution Amount (less, on
                                                  the   Distribution   Date  on
                                                  which  the  Notes are paid in
                                                  full,  the  portion   thereof
                                                  payable  on  the  Notes)  and
                                                  will  be  calculated  by  the
                                                  Servicer    in   the   manner
                                                  described under  "Description
                                                  of the Transfer and Servicing
                                                  Agreements -- Distributions".

       E. Optional Prepayment...........
                                                  If the Servicer exercises its
                                                  option   to   purchase    the
                                                  Receivables   (the  terms  of
                                                  which  option are  summarized
                                                  above  under "-- Terms of the
                                                  Notes    --    E.    Optional
                                                  Redemption"),             the
                                                  Certificates will be retired.
                                                  The  Servicer   will  not  be
                                                  permitted  to  exercise  such
                                                  option  unless the  resulting
                                                  distribution               to
                                                  Certificateholders      would
                                                  equal     the     outstanding
                                                  Certificate  Balance together
                                                  with accrued interest thereon
                                                  at the Pass Through Rate. See
                                                  "Description      of      the
                                                  Certificates    --   Optional
                                                  Prepayment"  herein.

Reserve Account..........................
                                                  [DESCRIBE   RESERVE   ACCOUNT
                                                  FORMULA]

Collection Account; Priority of
Payments.................................
                                                  Except     under      certain
                                                  conditions  described  herein
                                                  or as otherwise acceptable to
                                                  each   Rating   Agency,   the
                                                  Servicer  will be required to
                                                  remit  collections   received
                                                  with     respect    to    the
                                                  Receivables  within  Business
                                                  Days after receipt thereof to
                                                  one or more  accounts  in the
                                                  name of the Indenture Trustee
                                                  (together,   the  "COLLECTION
                                                  ACCOUNT").  At the  beginning
                                                  of  each  Collection  Period,
                                                  the  Indenture  Trustee  will
                                                  apply   collections   in  the
                                                  Collection  Account to pay to
                                                  the  Servicer  the  Servicing
                                                  Fee   for   such   Collection
                                                  Period   and   any    overdue
                                                  Servicing  Fees.  Pursuant to
                                                  the   Sale   and    Servicing
                                                  Agreement,  the Servicer will
                                                  have the  revocable  power to
                                                  instruct    the     Indenture
                                                  Trustee to withdraw  funds on
                                                  deposit  in  the   Collection
                                                  Account  and  to  apply  such
                                                  funds  on  each  Distribution
                                                  Date to the following (in the
                                                  priority indicated):  (i) the
                                                  Servicing Fee,  together with
                                                  any  unpaid   Servicing  Fees
                                                  from prior Distribution Dates
                                                  (if  for  any   reason   such
                                                  amount  was  not  paid at the
                                                  beginning  of the  Collection
                                                  Period as  described  above),
                                                  to  the  Servicer,  (ii)  the
                                                  Noteholders'         Interest
                                                  Distributable  Amount and the
                                                  Noteholders'        Principal
                                                  Distributable Amount into the
                                                  Note  Distribution   Account,
                                                  (iii) the Certificateholders'
                                                  Interest Distributable Amount
                                                  and,  after  the  Notes  have
                                                  been   paid  in   full,   the
                                                  Certificateholders' Principal
                                                  Distributable Amount into the
                                                  Certificate      Distribution
                                                  Account    and    (iv)    the
                                                  remaining balance, if any, to
                                                  the  Reserve   Account.

Tax Status...............................
                                                  In the  opinion  of  Brown  &
                                                  Wood  LLP,   counsel  to  the
                                                  Trust  ("TAX  COUNSEL"),  for
                                                  federal  income tax purposes,
                                                  the     Notes     will     be
                                                  characterized  as  debt,  and
                                                  the   Trust   will   not   be
                                                  characterized      as      an
                                                  association  (or  a  publicly
                                                  traded  partnership)  taxable
                                                  as   a   corporation.    Each
                                                  Noteholder, by the acceptance
                                                  of  a  Note,  will  agree  to
                                                  treat     the     Notes    as
                                                  indebtedness,     and    each
                                                  Certificateholder,   by   the
                                                  acceptance of a  Certificate,
                                                  will agree to treat the Trust
                                                  as a partnership in which the
                                                  Certificateholders        are
                                                  partners  for federal  income
                                                  and    state    income    tax
                                                  purposes.         Alternative
                                                  characterizations    of   the
                                                  Trust  and  the  Certificates
                                                  are  possible,  but would not
                                                  result in materially  adverse
                                                  tax      consequences      to
                                                  Certificateholders.       See
                                                  "Material  Federal Income Tax
                                                  Consequences"  and "State Tax
                                                  Consequences"    herein   and
                                                  "Material  Federal Income Tax
                                                  Consequences  --  Trusts  for
                                                  Which a Partnership  Election
                                                  is  Made"  in the  Prospectus
                                                  for  additional   information
                                                  concerning the application of
                                                  federal  income and state tax
                                                  laws  to the  Trust  and  the
                                                  Securities.

                                                  [In the  Opinion  of  Brown &
                                                  Wood  LLP,  Counsel  for  the
                                                  Trust, for federal income tax
                                                  purposes,  the Trust will, on
                                                  the  startup  date be treated
                                                  as    a    financial    asset
                                                  securitization     investment
                                                  trust   ("FASIT")   and   its
                                                  proposed  method of operation
                                                  will enable it to continue to
                                                  meet  the   requirements  for
                                                  qualification and taxation as
                                                  a FASIT  under  the  Internal
                                                  Revenue  Code  of  1986,   as
                                                  amended (the "Code") assuming
                                                  a timely  FASIT  election  is
                                                  made.  The  Class [ ] and the
                                                  Class [ ] will be  treated as
                                                  FASIT regular interests,  the
                                                  Class [ ] will be  treated as
                                                  FASIT   high-yield    regular
                                                  interests  and the  Class [ ]
                                                  will be treated as the single
                                                  class  of   FASIT   ownership
                                                  interests.  Holders  of FASIT
                                                  Regular    Securities    must
                                                  report   income   from   such
                                                  Securities  under an  accrual
                                                  method of accounting, even if
                                                  they  otherwise   would  have
                                                  used  the cash  receipts  and
                                                  disbursements    method   and
                                                  accordingly,    may    report
                                                  income  prior to the  receipt
                                                  of  any   cash   distribution
                                                  corresponding to such income.
                                                  For  additional   information
                                                  regarding  federal income tax
                                                  consequences    regarding   a
                                                  FASIT, see "Material  Federal
                                                  Income   Tax    Consequences"
                                                  herein and "Material  Federal
                                                  Income  Tax  Consequences  --
                                                  Trusts   for  which  a  FASIT
                                                  Election   is  Made"  in  the
                                                  Prospectus   for   additional
                                                  information   concerning  the
                                                  application of federal income
                                                  tax laws to the Trust and the
                                                  Securities.]

ERISA Considerations.....................
                                                  Subject to the considerations
                                                  discussed     under    "ERISA
                                                  Considerations" herein and in
                                                  the Prospectus, the Notes are
                                                  eligible   for   purchase  by
                                                  employee  benefit plans.  The
                                                  Certificates   may   not   be
                                                  acquired   by  any   employee
                                                  benefit  plan  subject to the
                                                  Employee   Retirement  Income
                                                  Security  Act  of  1974,   as
                                                  amended ("ERISA"), or Section
                                                  4975 of the Internal  Revenue
                                                  Code of 1986, as amended (the
                                                  "CODE"),  or by an individual
                                                  retirement    account.    See
                                                  "ERISA Considerations" herein
                                                  and in the Prospectus.

Rating of the Notes......................
                                                  It  is  a  condition  to  the
                                                  issuance  of the  Notes  that
                                                  they be rated " " by at least
                                                  one   nationally   recognized
                                                  rating   agency  (a   "RATING
                                                  AGENCY").  The  rating of the
                                                  Notes  by  at  Rating  Agency
                                                  reflects such Rating Agency's
                                                  assessment of the  likelihood
                                                  that  the  Noteholders   will
                                                  receive payments of principal
                                                  and  interest but it does not
                                                  address    the    timing   of
                                                  distributions of principal of
                                                  the Notes  prior to the Final
                                                  Scheduled  Distribution Date.
                                                  A    rating    is    not    a
                                                  recommendation  to buy,  sell
                                                  or hold securities and may be
                                                  subject   to    revision   or
                                                  withdrawal at any time by the
                                                  assigning Rating Agency. Each
                                                  rating  should  be  evaluated
                                                  independently  of  any  other
                                                  rating.  See "Risk Factors --
                                                  Ratings  of  the  Securities"
                                                  herein.   There   can  be  no
                                                  assurance  that a rating will
                                                  not be lowered  or  withdrawn
                                                  by   a   Rating   Agency   if
                                                  circumstances so warrant.

Rating of the Certificates...............
                                                  It  is  a  condition  to  the
                                                  issuance of the  Certificates
                                                  that  they be  rated at least
                                                  in  the " "  category  or its
                                                  equivalent  by at  least  one
                                                  Rating Agency.  The rating of
                                                  the  Certificates by a Rating
                                                  Agency  reflects  such Rating
                                                  Agency's  assessment  of  the
                                                  likelihood      that      the
                                                  Certificateholders       will
                                                  receive payments of principal
                                                  and  interest but it does not
                                                  address    the    timing   of
                                                  distributions of principal of
                                                  the Certificates prior to the
                                                  Final Scheduled  Distribution
                                                  Date.   A  rating  is  not  a
                                                  recommendation  to buy,  sell
                                                  or hold securities and may be
                                                  subject   to    revision   or
                                                  withdrawal at any time by the
                                                  assigning Rating Agency. Each
                                                  rating  should  be  evaluated
                                                  independently  of  any  other
                                                  rating.  See "Risk Factors --
                                                  Ratings  of  the  Securities"
                                                  herein.





                                  RISK FACTORS

          Investors should consider, among other things, the matters discussed under "Risk Factors" in the Prospectus and the following risk factors in connection with purchases of the Notes and/or Certificates.

          LIMITED LIQUIDITY; ABSENCE OF A SECONDARY MARKET MAY LIMIT THE ABILITY OF THE SECURITYHOLDER TO SELL THE SECURITIES. There is currently no secondary market for the Securities. Each Underwriter currently intends to make a market in the Securities, but it is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Securityholders with liquidity of investment or that it will continue for the life of the Securities offered hereby.

          [SIGNIFICANT GEOGRAPHIC CONCENTRATION MAY INCREASE THE EXPOSURE OF THE TRUST TO THE ECONOMIC CONDITIONS IN CERTAIN STATES. Economic conditions in states where Obligors reside may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. Obligors on Receivables representing approximately _____% by principal balance of the Receivables were located in [__________________] at the Cut-off Date. As a result, economic conditions in such states may have a disproportionate effect on prepayments and/or defaults in respect of the Receivables and thus on amounts available for distribution to Securityholders. In particular, an economic downturn in one or more of such states could adversely affect the performance of the Trust as a whole (even if national economic conditions remain unchanged or improve) as Obligors in such state or states experience the effects of such a downturn and face greater difficulty in making payments on their Financed Vehicles. See "The Receivables Pool" herein.]

          SUBORDINATION OF THE CERTIFICATES TO THE NOTES WILL INCREASE THE RISK OF THE CERTIFICATES OF NOT RECEIVING FULL DISTRIBUTION OF INTEREST AND PRINCIPAL. Distributions of interest and principal on the Certificates will be subordinated in priority of payment to interest and principal due on the Notes. Consequently, the Certificateholders will not receive any distributions with respect to a Collection Period until the full amount of interest on and principal of the Notes due on such Distribution Date has been deposited in the Note Distribution Account. The Certificateholders will not receive any distributions of principal until the Distribution Date on which all of the Notes have been paid in full.

          SECURITYHOLDERS ARE LIMITED TO DEPOSITS IN THE RESERVE ACCOUNT AND PAYMENTS ON THE RECEIVABLES FOR PAYMENT ON THE SECURITIES. The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Notes and the Certificates must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Although funds in the Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest on and principal of the Notes and the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Notes and the Certificates.

          RATINGS OF THE SECURITIES ARE SUBJECT TO DOWN-GRADES BY THE RATING AGENCIES. It is a condition to the issuance of the Securities that each class of the Notes be rated in the highest investment rating category, and that the Certificates be rated at least in the " " category or its equivalent, by at least one nationally recognized rating agency (the "RATING AGENCY"). A rating is not a recommendation to buy, sell or hold securities inasmuch as it does not address market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the payment of principal of, and interest on, the Securities pursuant to their terms but not the timing of the distributions of principal prior to the Final Scheduled Distribution Date of the Securities. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if it judges future circumstances to so warrant.






                                    THE TRUST

GENERAL

          The Issuer, [____________________________________] Trust 199 -[ ], is
a business trust formed under the laws of the State of [________] pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Receivables and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

          The Trust will initially be capitalized with equity in an amount equal to the Certificate Balance of $ ___________________ , excluding amounts deposited in the Reserve Account. The equity of the Trust, together with the net proceeds from the sale of the Notes, will be used by the Trust to purchase the Receivables from the Depositor pursuant to the Sale and Servicing Agreement.

          If the protection provided to the investment of the Securityholders by the Reserve Account is insufficient, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Securityholders with respect to the Securities. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

          The Trust's principal offices are in , , in care of [ ], as Owner Trustee, at the address listed below under "-- The Owner Trustee".


                          CAPITALIZATION OF THE TRUST

          The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes and the Certificates had taken place on such date:

Class [  ] Notes..............................
Class [  ] Notes..............................
Certificates..................................
                                                            ____________
         Total................................             $
                                                            ============

                               THE OWNER TRUSTEE

          is the Owner Trustee under the Trust Agreement. is a [state] banking corporation and its principal offices are located at , , . The Depositor and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.


                              THE RECEIVABLES POOL

          The pool of Receivables (the "RECEIVABLES POOL") will include only the Receivables purchased on the Closing Date. The Receivables [will be][have been] purchased by the Depositor from the Seller which purchased the Receivables, directly or indirectly, from Dealers in the ordinary course of business. The Receivables were selected from the Depositor's portfolio for inclusion in the Receivables Pool by several criteria, certain of which are set forth in the Prospectus under "The Receivables Pools", as well as in accordance with the requirement that, as of the Cut-off Date, each Receivable (i) had an outstanding gross balance of at least $ and (ii) was not more than 60 days past due (an account not being considered past due, however, if the amount past due is less than % of the scheduled monthly payment). As of the Cut-off Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding. No selection procedures believed by the Depositor to be adverse to Securityholders were used in selecting the Receivables.

          [Description of any underwriting criteria applicable to Subsequent Receivables.]

          Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cut-off Date.


                               [ ] TRUST 199 -[ ]

                       COMPOSITION OF THE RECEIVABLES POOL

     Weighted             Aggregate            Number of          Weighted          Weighted           Average
     Average              Principal           Receivables         Average            Average          Principal
      APR of               Balance                               Remaining          Original           Balance
   Receivables                                                     Term               Term
        _____%       $________________        __________       ____ months        ____ months       $__________

                    [______________________] TRUST 199 - [ ]
                   DISTRIBUTION BY APR OF THE RECEIVABLES POOL


APR Range                       Number of       Aggregate          Percent of
                                Receivables  Principal Balance      Aggregate
                                                                    Principal
                                                                    Balance(1)

 0.00% -  5.00%.............                 $                             %
 5.01% -  6.00%.............
 6.01% -  7.00%.............
 7.01% -  8.00%.............
 8.01% -  9.00%.............
 9.01% - 10.00%.............
10.01% - 11.00%.............
11.01% - 12.00%.............
12.01% - 13.00%.............
13.01% - 14.00%.............
14.01% - 15.00%.............
15.01% - 16.00%.............
16.01% - 17.00%.............
17.01% - 18.00%.............
Greater than 18.00%.........                  _____________               __

---------------
         (1) Percentages may not add to 100.0% because of rounding.




                     [______________________] TRUST 199 -[ ]
                 GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL

                                                       PERCENTAGE AGGREGATE
              STATE(2)                                 PRINCIPAL BALANCE(1)
              -------                                  --------------------

                                                                       %

                                                            ___________%

---------------
(1) Percentages may not add to 100.0% because of rounding.
(2) Based on physical addresses of the Obligors at the Cut-off Date.

          Approximately   %  of  the   aggregate   principal   balance  of  the
Receivables, constituting % of the number of the Receivables, represent previously titled vehicles.

          By aggregate principal balance, approximately % of the receivables are Precomputed Receivables and % of the Receivables are Simple Interest Receivables. See "The Receivables Pools" in the Prospectus for a further description of the characteristics of Precomputed Receivables and Simple Interest Receivables.

                  DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

          Set forth below is certain information concerning the experience of the Seller pertaining to (i) retail new and used [automobile and light-duty truck] [recreational vehicle] [motorcycle] receivables, including those previously sold which the Servicer continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.


                           DELINQUENCY EXPERIENCE(1)

                                   AT DECEMBER 31,                                      AT ____________________,
                           199                         199                         199                          199
                           ----                        ----                        ----                         ---

                  NUMBER OF       AMOUNT      NUMBER OF      AMOUNT       NUMBER OF       AMOUNT       NUMBER OF       AMOUNT
                  CONTRACTS                   CONTRACTS                   CONTRACTS                    CONTRACTS
                  ---------                   ---------                   ---------                    ---------
Portfolio.....                  $                          $                            $                            $
Period of
Delinquency
  31-60 Days..
  61 Days or
  More..........
Total                           $                          $                            $                            $
Delinquencies.
Total                        %           %              %            %               %            %               %            %
Delinquencies
  as a Percent of the
  Portfolio...



                                 AT DECEMBER 31,
                                       199                         199                          199
                                       ----                        ----                         ---
                              NUMBER OF       AMOUNT      NUMBER OF       AMOUNT       NUMBER OF       AMOUNT
                              CONTRACTS                   CONTRACTS                    CONTRACTS
                                                             (DOLLARS IN MILLIONS)

Portfolio...............                    $                           $                            $
Period of Delinquency
  31-60 Days............
  61 Days or More.......
Total Delinquencies.....                    $                           $                            $
Total Delinquencies                      %  %           %               %                         %            %
  as a Percent of the
  Portfolio.............

    ---------------
    (1)  All amounts and percentages are based on the gross amount  scheduled to be paid on each contract, including unearned finance and other charges.
         The  information in the table  includes an immaterial  amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes  previously  sold contracts which the Servicer continues to service.



                     CREDIT LOSS/REPOSSESSION EXPERIENCE(1)

                                    _____________ ENDED
                                        March     ,                              YEAR ENDED DECEMBER 31,

                                         199          199          199            199          199         199         199
                                         ----         ----         ----           ----         ----        ----        ---
                                                                       (DOLLARS IN MILLIONS)
Average Amount Outstanding           $             $           $              $             $           $           $
  During the Period................
Average Number of Contracts
  Outstanding During the Period....
Percent of Contracts Acquired                   %           %              %             %           %           %           %
During the
  Period with Recourse to the
Dealer.............................
Repossessions as a Percent of                   %           %              %             %           %           %           %
Average
  Number of Contracts Outstanding..
Net Losses as a Percent of                      %           %              %             %           %           %           %
  Liquidations(3)(4)...............
Net Losses as a Percent of Average              %           %              %             %           %           %           %
  Amount Outstanding(2)(3).........
--------------------



(1) [Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes previously sold contracts that the Servicer continues to service.]

(2) Percentages have been annualized for the _____ months ended ____________, 199 and 199 and are not necessarily indicative of the experience for the year.

(3) [Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.]

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

          [The net loss figures above reflect the fact that Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately % of the Receivables represent contracts with recourse to Dealers. The Seller applies underwriting standards to the purchase of contracts without regard to whether recourse to Dealers is provided. However, the net loss experience of contracts without recourse to Dealers is higher than that of contracts with recourse to Dealers because, under its recourse obligation, the Dealer is responsible to the Seller for payment of the unpaid balance of the contract, provided that the Seller repossesses the vehicle from the retail buyer and returns it to the Dealer within a specified time. In the event of a Dealer's bankruptcy, a bankruptcy trustee might attempt to characterize recourse sales of contracts as loans to the Dealer secured by the contracts. Such an attempt, if successful, could result in payment delays or losses on the affected Receivables.]






                                   THE SELLER

      [DESCRIPTION OF SELLER AND ITS UNDERWRITING AND SERVICING STANDARDS]

                                 THE DEPOSITOR

                           [DESCRIPTION OF DEPOSITOR]

                                  THE SERVICER

             [DESCRIPTION OF SERVICER AND ITS SERVICING STANDARDS]

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

          Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of the Securities" in the Prospectus. No principal payments will be made on the Class
[ ] Notes until all Class [ ] Notes have been paid in full. In addition, no principal payments on the Certificates will be made until all of the Notes have been paid in full. See "Description of the Notes -- Payments of Principal" and "Description of the Certificates -Distributions of Principal Payments" herein. As the rate of payment of principal of each class of Notes and the Certificates depends primarily on the rate of payment (including prepayments) of the principal balances of the Receivables, final payment of any class of the Notes and the final distribution in respect of the Certificates could occur significantly earlier than their respective Final Scheduled Distribution Dates. In addition, the rate of payment of principal of each class of Notes will be affected by the Accelerated Principal Distribution Amounts applied to the payment of the principal of the Notes. Securityholders will bear the risk of being able to reinvest principal payments of the Securities at yields at least equal to the yields on their respective Securities.

                            DESCRIPTION OF THE NOTES

GENERAL

          The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Indenture will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified by reference to, all the provisions of the Notes and the Indenture. The following summary supplements and, to the extent inconsistent therewith, replaces the description of the general terms and provisions of the Notes of any given series and the related Indenture set forth in the Prospectus, to which description reference is hereby made. , a , will be the Indenture Trustee under the Indenture.

PAYMENTS OF INTEREST

          The Notes will constitute Floating Rate Securities, as such term is defined under "Certain Information Regarding the Securities -- Floating Rate Securities" in the Prospectus. The Base Rate with respect to the Notes will be [ ]. Interest on the principal balances of the classes of the Notes will accrue at their respective Interest Rates per annum and will be payable to the Noteholders monthly on each Distribution Date, commencing , 199 . Interest on the outstanding principal amount of the Notes [other than the Class [ ] Notes] will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the day of the month preceding the month of a Distribution Date to and including the day of the month of the Distribution Date (each, an "INTEREST ACCRUAL PERIOD"). Interest on the outstanding principal amount of the Class [ ] Notes will accrue at the Class [ ] Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "FLOATING RATE INTEREST ACCRUAL PERIOD"). Interest on the Notes [other than the Class [ ] Notes] will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class [ ] Notes will be calculated on the basis of the actual number of days in each applicable Floating Rate Interest Accrual Period divided by 360. Interest payments on the Notes will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee and from the Reserve Account. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein.

          Interest payments to all classes of Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Notes on any Distribution Date, in which case each class of Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes.

PAYMENTS OF PRINCIPAL

          Principal payments will be made to the Noteholders on each Distribution Date in an amount generally equal to the sum of (i) the Regular Principal Distribution Amount plus (ii) the Accelerated Principal Distribution Amount. The "REGULAR PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution Date will equal the sum of principal payments received with respect to the Receivables during the preceding Collection Period or, in certain cases, scheduled to be paid during such Collection Period (exclusive of Payaheads allocable to principal that have not been applied as payments under the related Receivables in such Collection Period and inclusive of Payaheads allocable to principal that have been applied as payments under the related Receivables in such Collection Period) plus the principal balances of defaulted Receivables written off in respect of such Collection Period, subject to certain limitations. The "ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution Date will equal the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing Fee, (b) the Noteholders' Interest Distributable Amount, (c) the Regular Principal Distribution Amount, (d) the Certificateholders' Interest Distributable Amount, and (e) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date. Principal payments on the Notes will generally be derived from the Total Distribution Amount and the amount, if any, in the Reserve Account up to the Available Amount remaining after the payment of the Servicing Fee and the Noteholders' Interest Distributable Amount and, in the case of any Accelerated Principal Distribution Amount, the Certificateholders' Interest Distributable Amount and the amount, if any, required to be deposited into the Reserve
Account. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" herein.

          On the Business Day immediately preceding each Distribution Date (a "DETERMINATION DATE"), the Indenture Trustee shall determine the amount in the Collection Account for the related Collection Period allocable to interest and the amount allocable to principal on an actual basis, and payments to Securityholders on the following Distribution Date will be based on such allocation.

          On each Distribution Date, principal payments on the Notes will be applied in the following order of priority: (i) to the principal balance of the Class [ ] Notes until the principal balance of the Class [ ] Notes is reduced to zero; and (ii) to the principal balance of the Class [ ] Notes until the principal balance of the Class [ ] Notes is reduced to zero. The principal balance of the Class [ ] Notes, to the extent not previously paid, will be due on the Class [ ] Final Scheduled Distribution Date; and the principal balance of the Class [ ] Notes, to the extent not previously paid, will be due on the Class [ ] Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of any class of Notes is paid may be earlier than the respective Final Scheduled Distribution Dates set forth above based on a variety of factors, including those described under "Weighted Average Life of the Securities" herein and in the Prospectus.

OPTIONAL REDEMPTION

          The Class [ ] Notes will be redeemed in whole, but not in part, on any Distribution Date after all the other classes of Notes have been paid in full on which the Servicer exercises its option to purchase the Receivables. The Servicer will have the option to purchase all, but not less than all of the Receivables on or after any Distribution Date on which the Pool Balance shall have declined to [ ]% or less of the Initial Pool Balance. The price at which the Servicer will be required to purchase the Receivables in order to exercise such option will be equal to the aggregate of the Purchase Amounts of the Receivables as of the end of the related Collection Period. The Servicer will be required to give not less than [ ] days' notice to the Trustee of its intention to exercise such option. In addition, the Servicer will not be permitted to exercise such option unless the resulting distribution would be sufficient to retire the Notes at a redemption price equal to the unpaid principal amount of such Notes plus accrued and unpaid interest thereon (the "REDEMPTION PRICE"). See "Description of the Transfer and Servicing Agreements--Termination" in the Prospectus.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

          The Certificates will be issued pursuant to the terms of the Trust Agreement, a form of which has been filed as an exhibit to the Registration
Statement. A copy of the Trust Agreement will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Certificates and the Trust Agreement. The following summary supplements and, to the extent inconsistent therewith, replaces the description of the general terms and provisions of the Certificates of any given series and the related Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

DISTRIBUTIONS OF INTEREST INCOME

          On each Distribution Date, commencing , [199 ][20 ] , the Certificateholders will be entitled to distributions in an amount equal to the amount of interest that would accrue on the Certificate Balance at the Pass Through Rate. The Certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities -- Fixed Rate Securities" in the Prospectus. Interest in respect of a Distribution Date will accrue from the Closing Date (in the case of the first Distribution Date) or from the day of the month preceding the month of the Distribution Date to and including the day of the month of such Distribution Date. Interest in respect of the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest distributions due for any Distribution Date but not distributed on such Distribution Date will be due on the next Distribution Date increased by an amount equal to interest on such amount at the Pass Through Rate (to the extent lawful). Interest distributions with respect to the Certificates will generally be funded from the portion of the Total Distribution Amount and the funds in the Reserve Account remaining after the distribution of the Servicing Fee and the Noteholders' Distributable Amount. See "Description of the Transfer and Servicing Agreements -Distributions" and "-- Reserve Account" herein.

DISTRIBUTIONS OF PRINCIPAL PAYMENTS

          Certificateholders will be entitled to distributions of principal on each Distribution Date, commencing with the Distribution Date on which the Notes are paid in full, in an amount generally equal to the Regular Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes). Distributions with respect to principal payments will generally be funded from the portion of the Total Distribution Amount and funds in the Reserve Account remaining after the distribution of the Servicing Fee, the Noteholders' Distributable Amount (on the Distribution Date on which the Notes are paid in full) and the Certificateholders' Interest Distributable Amount. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account".

OPTIONAL PREPAYMENT

          If the Servicer exercises its option to purchase the Receivables (the terms of which option are described under "Description of the Notes -- Optional Redemption" herein), the Certificates will be retired. The Servicer shall not be permitted to exercise such option unless the resulting distribution to the Certificateholders would be equal to the outstanding Certificate Balance together with accrued interest at the Pass Through Rate. See "Description of the Transfer and Servicing Agreements -Termination" in the Prospectus.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

          The following summary describes certain terms of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement (collectively, the "TRANSFER AND SERVICING AGREEMENTS"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. A copy of the Sale and Servicing Agreement will be filed with the Commission following the issuance of the Securities. The summary does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements and, to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the Prospectus, to which description reference is hereby made.

SALE AND ASSIGNMENT OF RECEIVABLES

          Certain information regarding the conveyance of the Receivables by the Depositor to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement is set forth in the Prospectus under "Description of the Transfer and Servicing Agreements -Sale and Assignment of Receivables".

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

          The Servicing Fee Rate with respect to the Servicing Fee for the Servicer will be % per annum of the Pool Balance as of the first day of the related Collection Period. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) will be paid at the beginning of such Collection Period out of collections for such Collection Period. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" in the Prospectus.

DISTRIBUTIONS

          DEPOSITS TO COLLECTION ACCOUNT. On or before each Distribution Date, the Servicer will cause all collections and other amounts constituting the Total Distribution Amount to be deposited into the Collection Account. The "TOTAL DISTRIBUTION AMOUNT" for a Distribution Date shall be the sum of the Interest Distribution Amount and the Regular Principal Distribution Amount (other than the portion thereof attributable to Realized Losses). "REALIZED LOSSES" means the excess of the principal balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

          The  "INTEREST  DISTRIBUTION  AMOUNT" on any  Distribution  Date will generally be the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables (including Payaheads) allocable to interest plus that portion of Payaheads allocable to principal (less an amount equal to Payaheads, if any, that have been returned to the related Obligors during such Collection Period); (ii) all proceeds of the liquidation of defaulted Receivables ("LIQUIDATED RECEIVABLES"), net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivables ("LIQUIDATION PROCEEDS"), to the extent attributable to interest due thereon in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior Collection Periods; (iii) all Advances made by the Servicer of interest due on the Receivables; (iv) the Purchase Amount of each Receivable that was repurchased by the Depositor and simultaneously repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period, to the extent attributable to accrued interest thereon; and (v) Investment Earnings for such Distribution Date. The Interest Distribution Amount shall be determined on the related Determination Date on an actual basis.

         The "REGULAR PRINCIPAL DISTRIBUTION AMOUNT" on any Distribution Date will generally be the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables (exclusive of Payaheads allocable to principal that have not been applied as payments under the related Receivables in such Collection Period and inclusive of Payaheads allocable to principal that have been applied as payments under the related Receivables in such Collection Period) allocable to principal; (ii) all Liquidation Proceeds attributable to the principal amount of Receivables which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, plus the amount of Realized Losses with respect to such Liquidated Receivables; (iii) all Precomputed Advances made by the Servicer of principal due on the Precomputed Receivables;
(iv) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period;
(v) partial prepayments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor as of the date of the original contract; and (vi) on the Distribution Date immediately following the Final Scheduled Maturity Date (the "FINAL SCHEDULED DISTRIBUTION DATE"), any amounts advanced by the Servicer with respect to principal on the Receivables. The Regular Principal Distribution Amount shall be determined on the related Determination Date on an actual basis.

          The   Interest   Distribution   Amount  and  the  Regular   Principal
Distribution Amount on any Distribution Date shall exclude the following:

                    (i) amounts  received  on  Precomputed  Receivables  to the
          extent  that  the  Servicer  has  previously   made  an  unreimbursed
          Precomputed Advance;

                    (ii) Liquidation Proceeds with respect to a particular Precomputed Receivable to the extent of any unreimbursed Precomputed Advances thereon;

                    (iii) all payments and proceeds (including Liquidation Proceeds) of any Receivables, the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period;

                    (iv) amounts received in respect of interest on Simple Interest Receivables during the preceding Collection Period in excess of the amount of interest that would have been due during the Collection Period on Simple Interest Receivables at their respective APRs (assuming that a payment is received on each Simple Interest Receivable on the due date thereof); and

                    (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances.

         DEPOSITS TO THE DISTRIBUTION ACCOUNTS. At the beginning of each Collection Period, the Indenture Trustee will apply funds available in the Collection Account to pay to the Servicer the Servicing Fee for such Collection Period and any overdue Servicing Fees. On each Distribution Date, the Servicer will instruct the Indenture Trustee to make the following deposits and distributions, to the extent of the amount then on deposit in the Collection Account, in the following order of priority:

                    (i) to the Servicer, from the Interest Distribution Amount (as so allocated) the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, to the extent, if any, such amounts shall not have been paid at the beginning of the related Collection Period;

                    (ii) to the Note Distribution Account, from the Total Distribution Amount remaining after the payment of the Servicing Fee for such Collection Period and all unpaid Servicing Fees from prior Collection Periods, the Noteholders' Interest Distributable Amount;

                    (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the Noteholders' Principal Distributable Amount;

                    (iv) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses
          (i) through (iii), the Certificateholders' Interest Distributable Amount;

                    (v) after all of the Notes have been paid in full, to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount; and

                    (vi) the remaining balance, if any, to the Reserve Account.

                  For purposes hereof, the following terms shall have the following meanings:

                           "NOTEHOLDERS'   DISTRIBUTABLE   AMOUNT"  means,  with
                  respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

                           "NOTEHOLDERS'  INTEREST  DISTRIBUTABLE AMOUNT" means,
                  with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

                           "NOTEHOLDERS' MONTHLY INTEREST  DISTRIBUTABLE AMOUNT"
                  means, with respect to any Distribution Date, interest accrued for the related Interest Accrual Period or Floating Rate Interest Accrual Period, as applicable, on each class of Notes at the respective Interest Rate for such class on the outstanding principal balance of the Notes of such class on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Closing Date), after giving effect to all payments of principal to the Noteholders of such class on or prior to such Distribution Date.

                           "NOTEHOLDERS'  INTEREST  CARRYOVER  SHORTFALL" means,
                  with respect to any Distribution Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each class of the Notes for the related Interest Accrual Period or Floating Rate Interest Accrual Period, as applicable.

                           "NOTEHOLDERS'  PRINCIPAL DISTRIBUTABLE AMOUNT" means,
                  with respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes; and provided, further, that
                  (i) the Noteholders' Principal Distributable Amount on the Class [ ] Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class [ ] Notes to zero; and (ii) the Noteholders' Principal Distributable Amount on the Class [ ] Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class [ ] Notes to zero.

                           "NOTEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT"
                  means, with respect to each Distribution Date, the sum of (i) the Regular Principal Distribution Amount and (ii) the Accelerated Principal Distribution Amount.

                           "NOTEHOLDERS'  PRINCIPAL CARRYOVER  SHORTFALL" means,
                  as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

                           "CERTIFICATEHOLDERS'   DISTRIBUTABLE  AMOUNT"  means,
                  with respect to any Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

                           "CERTIFICATEHOLDERS'  INTEREST  DISTRIBUTABLE AMOUNT"
                  means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

                           "CERTIFICATEHOLDERS'  MONTHLY INTEREST  DISTRIBUTABLE
                  AMOUNT" means, with respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Pass Through Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all payments allocable to the reduction of the Certificate Balance made on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

                           "CERTIFICATEHOLDERS'  INTEREST  CARRYOVER  SHORTFALL"
                  means, with respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass Through Rate for the related Interest Accrual Period.

                           "CERTIFICATEHOLDERS'  PRINCIPAL DISTRIBUTABLE AMOUNT"
                  means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be deposited into the Certificate Distribution Account will include the lesser of (a) (i) any scheduled payments of principal due and remaining unpaid on each Precomputed Receivable and (ii) any principal due and remaining unpaid on each Simple Interest Receivable, in each case, in the Trust as of the Final Scheduled Distribution Date and (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

                           "CERTIFICATEHOLDERS'  MONTHLY PRINCIPAL DISTRIBUTABLE
                  AMOUNT" means, with respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, zero; and with respect to any Distribution Date commencing on the Distribution Date on which the Notes are paid in full, the Regular Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes).

                           "CERTIFICATEHOLDERS'  PRINCIPAL CARRYOVER  SHORTFALL"
                  means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

                           "CERTIFICATE   ____  BALANCE"   ____  equals,   _____
                  initially, ____ $ ____ and, ____ thereafter, _____ equals ____ the ____ initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

         On each Distribution Date, all amounts on deposit in the Note Distribution Account (other than Investment Earnings) will generally be paid in the following order of priority:

                  (i) to the applicable Noteholders, accrued and unpaid interest on the outstanding principal balance of the applicable class of Notes at the applicable Interest Rate;

                  (ii) the Noteholders' Principal Distributable Amount in the following order of priority:

                           (a) to the Class [ ] Noteholders in reduction
                  of principal until the principal balance of the Class [ ] Notes is reduced to zero; and

                           (b) to the Class [ ] Noteholders in reduction
                  of principal until the principal balance of the Class [ ] Notes is reduced to zero.

         On each Distribution Date, all amounts on deposit in the Certificate Distribution Account will be distributed to the Certificateholders.

RESERVE ACCOUNT

         The rights of the Certificateholders to receive distributions with respect to the Receivables will generally be subordinated to the rights of the Noteholders in the event of defaults and delinquencies on the Receivables as provided in the Sale and Servicing Agreement. The protection afforded to the Noteholders through subordination will be effected both by the preferential right of the Noteholders to receive current distributions with respect to the Receivables and by the establishment of the Reserve Account. The Reserve Account will be created with an initial deposit by the [________] on the Closing Date of cash or Eligible Investments in the amount of $ _____________________ .

         [DESCRIBE RESERVE ACCOUNT FORMULA]

         If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or other withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, except as described below and subject to certain limitations, the Servicer shall instruct the Indenture Trustee to distribute such excess to the Depositor. Upon any distribution to the Depositor of amounts from the Reserve Account, neither the Noteholders nor the Certificateholders will have any rights in, or claims to, such amounts. Subsequent to any reduction or withdrawal by any Rating Agency of its rating of any class of Notes, unless such rating shall have been restored, any such excess released from the Reserve Account on a Distribution Date will be deposited in the Note Distribution Account for payment to Noteholders as an accelerated payment of principal on such Distribution Date.

         Amounts held from time to time in the Reserve Account will continue to be held for the benefit of Noteholders and Certificateholders. On each Distribution Date, funds will be withdrawn from the Reserve Account up to the Available Amount to the extent that the Total Distribution Amount (after the payment of the Servicing Fee) with respect to any Collection Period is less than the Noteholders' Distributable Amount and will be deposited in the Note Distribution Account. In addition, after giving effect to such withdrawal, funds will be withdrawn from the Reserve Account up to the Available Amount (as reduced by any withdrawal pursuant to the preceding sentence) to the extent that the portion of the Total Distribution Amount remaining after the payment of the Servicing Fee and the deposit of the Noteholders' Distributable Amount in the Note Distribution Account is less than the Certificateholders' Distributable Amount and will be deposited in the Certificate Distribution Account. If funds applied in accordance with the preceding sentence are insufficient to distribute interest due on the Certificates, subject to certain limitations, funds will be withdrawn from the Reserve Account and applied to distribute interest due on the Certificates to the extent of the Certificate Interest Reserve Amount. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Account Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee, the deposit of the Noteholders' Distributable Amount into the Note Distribution Account and the deposit of the Certificateholders' Distributable Amount into the Certificate Distribution Account.

         "AVAILABLE AMOUNT" means, with respect to any Distribution Date, the amount of funds on deposit in the Reserve Account on such Distribution Date (other than Investment Earnings) less the Certificate Interest Reserve Amount with respect to such Distribution Date, in each case, before giving effect to any reduction thereto on such Distribution Date.

         "CERTIFICATE INTEREST RESERVE AMOUNT" means the lesser of (i) $ less the amount of any application of the Certificate Interest Reserve Amount to pay interest on the Certificates on any prior Distribution Date and (ii) % of the Certificate Balance on such Distribution Date (before giving effect to any reduction thereof on such Distribution Date); provided, however, that the Certificate Interest Reserve Amount shall be zero subsequent to any reduction by any Rating Agency to less than " " or its equivalent, or withdrawal by any Rating Agency, of its rating of any class of Notes, unless such rating shall have been restored.

         If on any Distribution Date the entire Noteholders' Distributable Amount for such Distribution Date (after giving effect to any amounts withdrawn from the Reserve Account) is not deposited in the Note Distribution Account, the Certificateholders generally will not receive any distributions other than those, if any, in respect of interest made from the Certificate Interest Reserve Amount.

         After the payment in full, or the provision for such payment, of (i) all accrued and unpaid interest on the Securities and (ii) the outstanding principal balance of the Securities, any funds remaining on deposit in the Reserve Account, subject to certain limitations, will be paid to the Depositor.

         The subordination of the Certificates and the Reserve Account are intended to enhance the likelihood of receipt by Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by Certificateholders of the full amount of principal and interest due them and to decrease the likelihood that the Certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Account, Noteholders or Certificateholders could incur losses or a temporary shortfall in the amounts distributed to the Noteholders or the Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         In the opinion of Brown & Wood LLP, counsel for the Trust, for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. The Notes, including the Class [ ] Notes, will not be issued with original issue discount ("OID"). [The Class [ ] Notes provide for stated interest at a floating rate based on __________, subject to a cap of % per year.] Under Treasury regulations, stated interest payable at a variable rate is not treated as OID or contingent interest if the variable rate is a qualified floating rate or a qualifying objective rate. The stated interest on the Class [ ] Notes represents interest payable at a qualified floating rate and thus will be taxable to holders of Class [ ] Notes as interest and not as OID or contingent interest. For additional information regarding federal income tax consequences, see "Material Federal Income Tax Consequences -- Trusts for Which a Partnership Election is Made" in the Prospectus.

         [In the Opinion of Brown & Wood LLP, Counsel for the Trust, for federal income tax purposes, the Trust will, on the startup date, be treated as a financial asset securitization investment trust ("FASIT") and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a FASIT under the Internal Revenue Code of 1986, as amended (the "Code") assuming a timely FASIT election is made. The Class [ ] and the Class [ ] will be treated as FASIT regular interests, the Class [ ] will be treated as FASIT high-yield regular interests and the Class [ ] will be treated as the single class of FASIT ownership interests. Holders of FASIT
Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method and accordingly, may report income prior to the receipt of any cash distribution corresponding to such income. For additional information regarding federal income tax consequences regarding a FASIT, see "Material Federal Income Tax Consequences -- Trusts for which a FASIT Election is Made" in the Prospectus.]

                              ERISA CONSIDERATIONS

THE NOTES

         The Notes may be purchased by an employee benefit plan or an individual retirement account (a "PLAN ") subject to ERISA or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of an Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Notes under ERISA, see "ERISA Considerations" in the Prospectus.

         The Notes may not be purchased with the assets of a Plan if the Seller, the Indenture Trustee, the Owner Trustee or any of their affiliates (a) has investment or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such Plan assets for a fee and pursuant to an agreement or understanding that such advice (i) will serve as a primary basis for investment decisions with respect to such Plan assets and (ii) will be based on the particular investment needs for such Plan; or (c) is an employer maintaining or contributing to such Plan.

THE CERTIFICATES

         The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Certificates. By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In this regard, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Certificates. In particular, such an insurance company should consider the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transactions Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995). For additional information regarding treatment of the Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), the Depositor has agreed to cause the Trust to sell to the Underwriter, and the Underwriter has agreed to purchase, the entire principal amount of the Notes and the Certificates.

         The Depositor has been advised by the Underwriter that it proposes initially to offer the Notes to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of % per Class [ ] Note and % per Class [ ] Note. The Underwriter may allow and such dealers may reallow a concession not in excess of % per Class [ ] Note and % per Class [ ] Note to certain other dealers. After the initial public offering of the Notes, the public offering price and such concessions may be changed.

         The Depositor has been advised by the Underwriter that it proposes initially to offer the Certificates to the public at the price set forth herein and to certain dealers at such price less the initial concession not in excess of % per Certificate. The Underwriter may allow and such dealers may reallow a concession not in excess of % per Certificate to certain other dealers. After the initial public offering of the Certificates, the public offering price and such concessions may be changed.

         Until the distribution of the Notes and Certificates is completed, rules of the Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Notes and the Certificates. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Notes and the Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Certificates.

         If the Underwriter creates a short position in the Notes and Certificates in connection with the offering, i.e., if it sells more Notes and Certificates than are set forth on the cover page of this Prospectus Supplement, the Underwriter may reduce that short position by purchasing Notes and Certificates in the open market.

         In general, the purchase of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

         Neither the Depositor nor any Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Notes and Certificates. In addition, Neither the Depositor nor any Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Underwriter has represented and agreed that (a) it has not offered or sold, and will not offer or sell, any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

         Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Seller or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Notes and the Certificates and certain federal income tax matters and certain state tax matters will be passed upon for the Depositor by Brown & Wood LLP New York, New York. [Certain legal matters relating to the Notes and the Certificates will be passed upon for the Underwriter by Brown & Wood LLP.]





                                 INDEX OF TERMS





Accelerated Principal Distribution Amount..................................S-16
APR........................................................................S-12
Available Amount...........................................................S-22
Business Day................................................................S-5
Cede....................................................................S-3, 38
Certificate Balance....................................................S-21, 26
Certificate Interest Reserve Amount........................................S-22
Certificateholders..........................................................S-7
Certificateholders' Distributable Amount...................................S-20
Certificateholders' Interest Carryover Shortfall...........................S-20
Certificateholders' Interest Distributable Amount..........................S-20
Certificateholders' Monthly Interest Distributable Amount..................S-20
Certificateholders' Monthly Principal Distributable Amount.................S-20
Certificateholders' Principal Carryover Shortfall..........................S-21
Certificateholders' Principal Distributable Amount.........................S-20
Certificates...........................................................S-2, S-4
Class [  ] Final Scheduled Distribution Date................................S-6
Class [  ] Final Scheduled Distribution Date................................S-6
Class [  ] Notes.....................................................Cover, S-4
Class [  ] Notes.....................................................Cover, S-4
Class [  ] Rate.............................................................S-5
Class [  ] Rate.............................................................S-5
Closing Date................................................................S-4
Code........................................................................S-8
Collection Account..........................................................S-7
Collection Period...........................................................S-5
Commission..................................................................S-3
Cut-off Date................................................................S-4
Depositor............................................................Cover, S-4
Determination Date....................................................S-6, S-16
Distribution Date......................................................S-2, S-5
DTC...................................................................S-3, S-38
ERISA.......................................................................S-8
Exchange Act................................................................S-3
Final Scheduled Distribution Date..........................................S-18
Final Scheduled Maturity Date.........................................S-5, S-30
Financed Vehicles......................................................S-2, S-4
Floating Rate Interest Accrual Period.................................S-15, S-5
Indenture...................................................................S-4
Indenture Trustee...........................................................S-4
Initial Pool Balance........................................................S-4
Interest Accrual Period...............................................S-15, S-5
Interest Distribution Amount...............................................S-18
Interest Rates..............................................................S-5
Issuer......................................................................S-4
Liquidated Receivables.....................................................S-18
Liquidation Proceeds.......................................................S-18
Noteholders.................................................................S-5
Noteholders' Distributable Amount..........................................S-19
Noteholders' Interest Carryover Shortfall..................................S-19
Noteholders' Interest Distributable Amount.................................S-19
Noteholders' Monthly Interest Distributable Amount.........................S-19
Noteholders' Monthly Principal Distributable Amount........................S-20
Noteholders' Principal Carryover Shortfall.................................S-20
Noteholders' Principal Distributable Amount............................S-6, S19
Notes................................................................Cover, S-4
OID........................................................................S-22
Owner Trustee...............................................................S-4
Pass Through Rate...........................................................S-7
Payment Date................................................................S-5
Plan.......................................................................S-23
Pool Balance................................................................S-5
Prospectus..................................................................S-3
Rating Agency.........................................................S-8, S-10
Realized Losses............................................................S-18
Receivables.................................................................S-2
Receivables Pool...........................................................S-11
Record Date.................................................................S-5
Redemption Price...........................................................S-16
Regular Principal Distribution Amount...........................S-6, S-16, S-18
Sale and Servicing Agreement................................................S-4
Securities.............................................................S-2, S-4
Securityholders.............................................................S-7
Seller......................................................................S-4
Servicer....................................................................S-4
Tax Counsel.................................................................S-8
Total Distribution Amount..................................................S-18
Transfer and Servicing Agreements..........................................S-17
Trust................................................................Cover, S-4
Trust Agreement.............................................................S-4
Underwriter...............................................................Cover
Underwriting Agreement.....................................................S-23





        [BACK COVER OF PROSPECTUS SUPPLEMENT]                     $[                            ]

NO  DEALER,   SALESPERSON   OR  OTHER  PERSON  HAS  BEEN
AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR TO  MAKE  ANY
REPRESENTATIONS,  OTHER  THAN  THOSE  CONTAINED  IN THIS
PROSPECTUS  SUPPLEMENT OR THE PROSPECTUS,  AND, IF GIVEN
OR MADE, SUCH INFORMATION OR REPRESENTATION  MUST NOT BE           [________________] TRUST
RELIED UPON AS HAVING BEEN  AUTHORIZED  BY THE DEPOSITOR           199 -[ ]
OR BY THE  UNDERWRITER.  THIS PROSPECTUS  SUPPLEMENT AND           $
THE  PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL, OR A
SOLICITATION OF AN OFFER TO BUY, THE SECURITIES  OFFERED
HEREBY  TO  ANYONE  IN ANY  JURISDICTION  IN  WHICH  THE
PERSON  MAKING  SUCH  OFFER  OR   SOLICITATION   IS  NOT
QUALIFIED  TO DO SO OR TO ANYONE TO WHOM IT IS  UNLAWFUL           [FLOATING RATE][ %]
TO MAKE ANY  SUCH  OFFER OR  SOLICITATION.  NEITHER  THE           ASSET BACKED NOTES, CLASS [  ]
DELIVERY   OF  THIS   PROSPECTUS   SUPPLEMENT   AND  THE
PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL,  UNDER ANY
CIRCUMSTANCES,  CREATE AN IMPLICATION  THAT  INFORMATION
HEREIN OR THEREIN  IS CORRECT AS OF ANY TIME  SUBSEQUENT
TO THE DATE OF THIS PROSPECTUS SUPPLEMENT OR PROSPECTUS.           $
                       ___________________                         [FLOATING RATE][ %]

                                                                   ASSET BACKED NOTES, CLASS [  ]

                        TABLE OF CONTENTS

                 PROSPECTUS SUPPLEMENT

REPORTS TO SECURITYHOLDERS...........................S-3                    $
SUMMARY OF TERMS ....................................S-4              [FLOATING RATE][ %]
RISK FACTORS .......................................S-10            ASSET BACKED CERTIFICATES
THE TRUST ..........................................S-11
THE SELLER .........................................S-15
THE DEPOSITOR ......................................S-15
THE SERVICER .......................................S-15
WEIGHTED AVERAGE LIFE OF THE SECURITIES ............S-15           SSB VEHICLE SECURITIES INC.
DESCRIPTION OF THE NOTES ...........................S-15           DEPOSITOR
DESCRIPTION OF THE CERTIFICATES ....................S-16
DESCRIPTION OF THE TRANSFER AND SERVICING
     AGREEMENTS ....................................S-17
MATERIAL FEDERAL INCOME TAX CONSEQUENCES............S-22
ERISA CONSIDERATIONS ...............................S-22
UNDERWRITING .......................................S-23
LEGAL OPINIONS .....................................S-24

                       PROSPECTUS

Available Information................................. 2
Incorporation of Certain Documents by Reference....... 2
Summary of Terms...................................... 3
Risk Factors...........................................8
The Trusts............................................12
The Receivables Pools.................................14
Weighted Average Life of the Securities...............16
Pool Factors and Trading Information..................16
Use of Proceeds.......................................17
The Company...........................................18
Description of the Notes..............................18
Description of the Certificates.......................23

Certain Information Regarding the Securities..........24                           PROSPECTUS SUPPLEMENT
Description of the Transfer and Servicing Agreements..33
Certain Legal Aspects of the Receivables..............41                                  , 199__
Material Federal Income Tax Consequences..............45
ERISA Considerations..................................59                           SALOMON SMITH BARNEY
Plan of Distribution..................................60
Legal Opinions........................................61
Index of Terms........................................62
Annex I..............................................I-1
UNTIL  90  DAYS  AFTER  THE  DATE  OF  THIS   PROSPECTUS
SUPPLEMENT,  ALL DEALERS  EFFECTING  TRANSACTIONS IN THE
SECURITIES   OFFERED  BY  THIS  PROSPECTUS   SUPPLEMENT,
WHETHER OR NOT PARTICIPATING IN THIS  DISTRIBUTION,  MAY
BE REQUIRED TO DELIVER THIS  PROSPECTUS  SUPPLEMENT  AND
THE  PROSPECTUS.  THIS IS IN ADDITION TO THE  OBLIGATION
OF DEALERS TO DELIVER  THIS  PROSPECTUS  SUPPLEMENT  AND
THE PROSPECTUS  WHEN ACTING AS  UNDERWRITER[S]  AND WITH
RESPECT TO THEIR UNSOLD ALLOTMENTS AND SUBSCRIPTIONS.

Information  contained  herein  is  subject  to  completion  or  amendment.   A
registration  statement  relating to these  securities  has been filed with the
Securities and Exchange  Commission.  These  securities may not be sold nor may offers to buy be accepted prior to the time the registration  statement becomes effective.  This  prospectus  supplement and the prospectus to which it relates shall not  constitute an offer to sell or the  solicitation  of an offer to buy nor shall  there be any sale of these  securities  in any  state in which  such offer,  solicitation  or sale  would  be  unlawful  prior  to  registration  or qualification  under  the  securities  laws  of  any  such  State.


Subject to  completion,  dated September 4, 1998
PROSPECTUS  SUPPLEMENT
(TO PROSPECTUS  DATED  ____________ , 199__)

$[                   ]

__________________ TRUST 199 -[  ]

[ %] ASSET BACKED CERTIFICATES, CLASS A
[ %] ASSET BACKED CERTIFICATES, CLASS B

SSB VEHICLE SECURITIES INC.

DEPOSITOR

----------------------------------
SERVICER                                              ____________________

The Asset Backed Certificates, Series 199 - [ ] (the "CERTIFICATES") will consist of two Classes of Certificates, the Class A Certificates and the Class B Certificates. The Class A Certificates will evidence in the aggregate an undivided ownership interest of approximately ___% in a trust (the "TRUST") to be formed pursuant to a Pooling and Servicing Agreement to be entered into among SSB Vehicle Securities Inc., as Depositor (the "DEPOSITOR"), _______________________, as Servicer (the "SERVICER"), and
_____________________, as Trustee (the "TRUSTEE"). The Class B Certificates will evidence in the aggregate an undivided ownership interest of approximately ___% in the Trust. The Trust property will include a pool of retail installment sale contracts or retail installment loans (the "RECEIVABLES") secured by new or used automobiles, light-duty trucks, recreational vehicles and motorcycles (the "FINANCED VEHICLES"), all monies due thereunder on or after __________, security interests in the Financed Vehicles and certain other property. The rights of the Class B Certificateholders to receive distributions with respect to the Receivables are subordinated to the rights of the Class A Certificateholders, to the extent described herein.

Principal, and interest at the Pass-Through Rate of ___% per annum, will be distributed on the __th day of each month (or the next following business day) beginning ________, 199 (the "DISTRIBUTION DATE"). The "FINAL SCHEDULED DISTRIBUTION DATE" on the Certificates will be __________.

[IN THE CASE OF ANY CERTIFICATES PURCHASED AT A PREMIUM, AND PARTICULARLY THE CLASS IO CERTIFICATES, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS ON THE RECEIVABLES COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD. HOLDERS OF THE CLASS IO CERTIFICATES SHOULD CAREFULLY CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS ON THE RECEIVABLES COULD RESULT IN THE FAILURE OF SUCH HOLDERS TO RECOVER THEIR INITIAL INVESTMENTS.]

[In the case of any Certificates purchased at a discount, and particularly the Class PO Certificates, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield that is lower than the anticipated yield.]

                                           (Cover continued on following page)

PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" AT PAGE S-7 HEREOF AND BEGINNING ON PAGE 8 OF THE ACCOMPANYING PROSPECTUS.

THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN SSB VEHICLE SECURITIES INC., THE SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NONE OF THE CERTIFICATES OR THE RECEIVABLES IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                        ORIGINAL          PRICE TO         UNDERWRITING     PROCEEDS TO THE
                                       PRINCIPAL          PUBLIC(1)         DISCOUNT        DEPOSITOR(1)(2)
                                         AMOUNT

Per Class A Certificate...            $                            %               %                    %
Per Class B Certificate...                                         %               %                    %
[Per Class IO Certificate (3)]
[Per Class PO Certificate (4)]
         Total                        $                  $                    $                 $


(1)  Plus accrued interest, if any, from          , 199 .
(2)  Before deducting expenses, estimated to be $              .
[(3) The Class IO Certificates will have no principal balance and will bear interest on their Notional Amount.]
[(4) The Class PO Certificates will be principal only certificates and will not bear interest.]

The Certificates are offered by Salomon Smith Barney Inc. (the "UNDERWRITER") subject to prior sale, when, as and if issued and accepted by the Underwriter, and subject to the Underwriter's right to reject any order in whole or in part. It is expected that delivery of the Certificates will be made in book-entry form only through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme, and the Euroclear System against payment therefor in immediately available funds on or about ___________ , 199 .

                              SALOMON SMITH BARNEY

          , 199
(Continued from previous page)

Each class of Certificates will represent the right to receive a specified amount of payments of principal and interest on the related Receivables, at the rates, on the dates and in the manner described herein. The rights of the Class B Certificates to receive payments are subordinate to the rights of the Class A Certificates. The Certificates may differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. [The Certificates may be entitled to distributions in respect of principal with disproportionate, nominal or no interest distributions, or to interest distributions with disproportionate, nominal or no distributions in respect of principal.] The rate of payment in respect of principal of any class of Certificates of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations and repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Securities in the manner described herein.

The Servicer may purchase the Receivables when the aggregate principal balance of the Receivables shall have declined to [ ]% or less of the initial aggregate principal balance of the Receivables purchased by the Trust.

THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS
SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. TO THE EXTENT ANY STATEMENTS IN THIS PROSPECTUS SUPPLEMENT CONFLICT WITH STATEMENTS IN THE PROSPECTUS, THE STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

Certain persons participating in this offering may engage in transactions that stabilize, maintain, or otherwise affect the price of the Certificates. Such transactions may include stabilizing and the purchase of Certificates to cover syndicate short positions. For a description of these activities, see "Underwriting" herein.

[This Prospectus Supplement may be used by the Underwriter, an affiliate of the Depositor, in connection with offers and sales related to market making transactions in the Certificates.]

                         REPORTS TO CERTIFICATEHOLDERS

Unless and until Definitive Certificates are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co. ("CEDE"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Certificates. See "Description of the Certificates -- Book-Entry Registration", "-- Reports to Certificateholders" and "Certain Information
Regarding the Securities -- Book-Entry Registration" in the accompanying Prospectus (the "PROSPECTUS"). Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, as originator of the Trust, will file with the Securities and Exchange Commission (the "COMMISSION") such periodic reports as are required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission thereunder.


                                SUMMARY OF TERMS

         The following summary is qualified by reference to the detailed information appearing elsewhere herein and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer...................................
                                                  _______________  Trust 199 -[
                                                  ]   (the   "TRUST"   or   the
                                                  "ISSUER"),   to   be   formed
                                                  pursuant  to  a  Pooling  and
                                                  Servicing   Agreement  to  be
                                                  dated as of  __________,  199
                                                  among  the   Depositor,   the
                                                  Servicer and the Trustee (the
                                                  "POOLING    AND     SERVICING
                                                  AGREEMENT")

Depositor................................
                                                  SSB Vehicle  Securities  Inc.
                                                  (the "DEPOSITOR").

Servicer.................................
                                                  ______________________    (in
                                                  such      capacity,       the
                                                  "SERVICER").

Trustee..................................
                                                         , as trustee under the
                                                  Pooling     and     Servicing
                                                  Agreement (the "TRUSTEE").

The Certificates.........................
                                                  The Certificates will consist
                                                  of two classes, entitled [ ]%
                                                  Asset  Backed   Certificates,
                                                  Class   A   (the   "CLASS   A
                                                  CERTIFICATES") and [ ]% Asset
                                                  Backed Certificates,  Class B
                                                  (the "CLASS B CERTIFICATES").
                                                  Each     Certificate     will
                                                  represent    a     fractional
                                                  undivided  ownership interest
                                                  in the Trust.

                                                  The Class A Certificates will
                                                  evidence in the  aggregate an
                                                  undivided  ownership interest
                                                  (the "CLASS A PERCENTAGE") of
                                                  approximately  [  ]%  of  the
                                                  Trust (initially representing
                                                  $[  ])  and   the   Class   B
                                                  Certificates will evidence in
                                                  the  aggregate  an  undivided
                                                  ownership    interest    (the
                                                  "CLASS  B   PERCENTAGE")   of
                                                  approximately  [  ]%  of  the
                                                  Trust (initially representing
                                                  $[____________]). The Class B
                                                  Certificates are subordinated
                                                  to the Class A  Certificates,
                                                  to   the   extent   described
                                                  herein.

The Receivables..........................
                                                  The Receivables  will have an
                                                  aggregate  principal  balance
                                                  of   approximately   $   (the
                                                  "INITIAL POOL BALANCE") as of
                                                  , 199 (the  "CUT-OFF  DATE").
                                                  "The     RECEIVABLES"    will
                                                  consist of retail installment
                                                  sale    contracts,     retail
                                                  installment  loans,  purchase
                                                  money  notes or  other  notes
                                                  between  Obligors and Dealers
                                                  secured   by  new   or   used
                                                  automobiles,    light    duty
                                                  trucks, recreational vehicles
                                                  and     motorcycles      (the
                                                  "FINANCED   VEHICLES").   The
                                                  Receivables were purchased by
                                                  __________   (the  "SELLER").
                                                  The   Receivables   will   be
                                                  transferred  by the Depositor
                                                  to the Trust on (the "CLOSING
                                                  DATE"), based on the criteria
                                                  specified  in the Pooling and
                                                  Servicing    Agreement    and
                                                  described  herein  and in the
                                                  Prospectus. As of the Cut-off
                                                  Date,  the  weighted  average
                                                  annual  percentage   interest
                                                  rate of the  Receivables  was
                                                  approximately %, the weighted
                                                  average remaining maturity of
                                                  the      Receivables      was
                                                  approximately months, and the
                                                  weighted   average   original
                                                  maturity  of the  Receivables
                                                  was approximately  months. No
                                                  Receivable  has  a  scheduled
                                                  maturity  later  than ,  20__
                                                  (the     "FINAL     SCHEDULED
                                                  MATURITY  DATE").   See  "The
                                                  Receivables Pool" herein. The
                                                  "POOL  BALANCE"  at any  time
                                                  will  represent the aggregate
                                                  principal   balance   of  the
                                                  Receivables at the end of the
                                                  preceding  Collection Period,
                                                  after  giving  effect  to all
                                                  payments      (other     than
                                                  Payaheads)    received   from
                                                  Obligors,     Advances    and
                                                  Purchase    Amounts   to   be
                                                  remitted  by the  Servicer or
                                                  the  Depositor,  as the  case
                                                  may   be,    all   for   such
                                                  Collection  Period,  and  all
                                                  losses       realized      on
                                                  Receivables liquidated during
                                                  such Collection Period.

Distribution Dates.......................
                                                  Distributions with respect to
                                                  the Certificates will be made
                                                  on the day of each  month or,
                                                  if  any  such  day  is  not a
                                                  Business  Day,  on  the  next
                                                  succeeding    Business    Day
                                                  (each, a "DISTRIBUTION DATE")
                                                  commencing   ,   199  .   The
                                                  Servicer shall  determine the
                                                  amount to be  distributed  on
                                                  the  Distribution  Date on or
                                                  before   the   Business   Day
                                                  preceding  such  Distribution
                                                  Date   (the    "DETERMINATION
                                                  Date"). Distributions will be
                                                  made   to   holders   of  the
                                                  Certificates             (the
                                                  "CERTIFICATEHOLDERS")      of
                                                  record    as   of   the   day
                                                  immediately   preceding  such
                                                  Distribution   Date  or,   if
                                                  Definitive  Certificates  are
                                                  issued,  as of the day of the
                                                  preceding  month  (a  "RECORD
                                                  DATE").

Class A Pass Through Rate................         ___% per annum.

Class B Pass Through Rate................         ___% per annum.

Interest.................................
                                                  On  each  Distribution  Date,
                                                  the Trustee  will  distribute
                                                  to      the      Class      A
                                                  Certificateholders 30 days of
                                                  interest  at the Class A Pass
                                                  Through  Rate on the  Class A
                                                  Certificate Balance as of the
                                                  last  day  of  the  preceding
                                                  calendar month (before giving
                                                  effect  to  distributions  of
                                                  principal   on  the   related
                                                  Distribution  Date) generally
                                                  to  the   extent   of   funds
                                                  available  from (i) the Class
                                                  A Percentage  of the Interest
                                                  Distribution Amount; (ii) the
                                                  Reserve Account and (iii) the
                                                  Class  B  Percentage  of  the
                                                  Total  Distribution   Amount.
                                                  The   "CLASS  A   CERTIFICATE
                                                  BALANCE"     shall     equal,
                                                  initially,    the   Class   A
                                                  Percentage    of   the   Pool
                                                  Balance  as  of  the  Cut-off
                                                  Date  and  thereafter   shall
                                                  equal  the  initial  Class  A
                                                  Certificate Balance,  reduced
                                                  by       all        principal
                                                  distributions  on the Class A
                                                  Certificates. Interest on the
                                                  Certificates      will     be
                                                  calculated  on the basis of a
                                                  360- day year  consisting  of
                                                  twelve 30-day months.

Class A Principal........................
                                                  On  each  Distribution  Date,
                                                  the Trustee  will  distribute
                                                  to Class A Certificateholders
                                                  an amount  equal to the Class
                                                  A Percentage of the Principal
                                                  Distribution  Amount  for the
                                                  Collection  Period  preceding
                                                  such Distribution Date to the
                                                  extent  of  funds   available
                                                  therefor.    The   "PRINCIPAL
                                                  DISTRIBUTION  AMOUNT"  is the
                                                  amount of principal  paid or,
                                                  in certain circumstances, the
                                                  principal      balance     of
                                                  defaulted   Receivables,   as
                                                  calculated by the Servicer as
                                                  described under  "Description
                                                  of   the    Certificates   --
                                                  Distributions."  The  Class A
                                                  Percentage  of the  Principal
                                                  Distribution  Amount  will be
                                                  passed    through   on   each
                                                  Distribution   Date   to  the
                                                  Class A Certificateholders to
                                                  the extent of funds available
                                                  from   (i)   the    Class   A
                                                  Percentage  of the  Principal
                                                  Distribution           Amount
                                                  (exclusive   of  the  portion
                                                  thereof    attributable    to
                                                  Realized  Losses),  (ii)  the
                                                  Reserve Account and (iii) the
                                                  Class  B  Percentage  of  the
                                                  Total  Distribution   Amount.
                                                  "REALIZED  LOSSES"  means the
                                                  excess   of   the   principal
                                                  balance  of  any   Liquidated
                                                  Receivable  over  Liquidation
                                                  Proceeds    to   the   extent
                                                  allocable     to    principal
                                                  received  in  the  Collection
                                                  Period     in    which    the
                                                  Receivable      became      a
                                                  Liquidated   Receivable.    A
                                                  "COLLECTION    PERIOD"   with
                                                  respect  to  a   Distribution
                                                  Date  will  be  the  calendar
                                                  month  preceding the month in
                                                  which such  Distribution Date
                                                  occurs.

Class B Interest.........................         On  each  Distribution  Date,
                                                  the Trustee  will  distribute
                                                  to      the      Class      B
                                                  Certificateholders 30 days of
                                                  interest  at the Class B Pass
                                                  Through  Rate on the  Class B
                                                  Certificate Balance as of the
                                                  last  day  of  the  preceding
                                                  calendar month (before giving
                                                  effect  to  distributions  of
                                                  principal       on       such
                                                  Distribution  Date) generally
                                                  to  the   extent   of   funds
                                                  available,    after    giving
                                                  effect to the prior rights of
                                                  the          Class          A
                                                  Certificateholders to receive
                                                  the distribution of principal
                                                  and   interest  due  them  as
                                                  described above, from (i) the
                                                  Class  B  Percentage  of  the
                                                  Interest  Distribution Amount
                                                  and (ii) the Reserve Account.
                                                  The   "CLASS  B   CERTIFICATE
                                                  BALANCE"      will     equal,
                                                  initially, $ and, thereafter,
                                                  will equal the initial  Class
                                                  B Certificate Balance reduced
                                                  by  all  amounts   previously
                                                  distributed    to   Class   B
                                                  Certificateholders        (or
                                                  deposited   in  the   Reserve
                                                  Account,   exclusive  of  the
                                                  Reserve    Account    Initial
                                                  Deposit)  and   allocable  to
                                                  principal   and  by  Realized
                                                  Losses.

Class B Principal........................
                                                  On  each  Distribution  Date,
                                                  the Trustee  will  distribute
                                                  the Class B Percentage of the
                                                  Principal Distribution Amount
                                                  to      the      Class      B
                                                  Certificateholders   to   the
                                                  extent  of  funds   available
                                                  (after  giving  effect to the
                                                  distribution  of the interest
                                                  and   principal  due  to  the
                                                  Class  A   Certificateholders
                                                  and the  interest  due to the
                                                  Class  B  Certificateholders)
                                                  from   (i)   the    Class   B
                                                  Percentage  of the  Principal
                                                  Distribution           Amount
                                                  (exclusive   of  the  portion
                                                  thereof    attributable    to
                                                  Realized Losses) and (ii) the
                                                  Reserve Account.

Optional Prepayment......................
                                                  The  Servicer  will  have the
                                                  option to purchase  all,  but
                                                  not  less  than  all,  of the
                                                  Receivables       on      any
                                                  Distribution Date on or after
                                                  the   Distribution   Date  on
                                                  which  the Pool  Balance  has
                                                  declined  to [ ]% or  less of
                                                  the Initial Pool Balance. The
                                                  price at which  the  Servicer
                                                  will be  required to purchase
                                                  the  Receivables  in order to
                                                  exercise  such option will be
                                                  equal to the aggregate of the
                                                  Purchase   Amounts   of   the
                                                  Receivables  as of the end of
                                                  the    related     Collection
                                                  Period.  The Servicer will be
                                                  required  to  give  not  less
                                                  than [ ] days'  notice to the
                                                  Trustee of its  intention  to
                                                  exercise   such  option.   In
                                                  addition,  the Servicer  will
                                                  not be  permitted to exercise
                                                  such   option    unless   the
                                                  resulting  distribution would
                                                  be  sufficient  to distribute
                                                  to      the      Class      A
                                                  Certificateholders  an amount
                                                  equal   to   the    Class   A
                                                  Certificate  Balance together
                                                  with accrued  interest at the
                                                  Class  A Pass  Through  Rate,
                                                  and    to   the    Class    B
                                                  Certificateholders  an amount
                                                  equal   to   the    Class   B
                                                  Certificate  Balance together
                                                  with accrued  interest at the
                                                  Class  B Pass  Through  Rate.
                                                  Upon such  distribution,  the
                                                  Certificates will be retired.

Reserve Account..........................
                                                  The Reserve  Account  will be
                                                  created   with   an   initial
                                                  deposit ("the RESERVE ACCOUNT
                                                  INITIAL      DEPOSIT")     by
                                                  __________   on  the  Closing
                                                  Date  of  cash  or   Eligible
                                                  Investments having a value of
                                                  at least $ .

                                                  Certain    amounts   in   the
                                                  Reserve    Account   on   any
                                                  Distribution    Date   (after
                                                  giving    effect    to    all
                                                  distributions  to be  made on
                                                  such  Distribution  Date)  in
                                                  excess   of   the   Specified
                                                  Reserve  Account  Balance for
                                                  such  Distribution  Date will
                                                  be  released  to the  ______.
                                                  The    "SPECIFIED     RESERVE
                                                  ACCOUNT BALANCE" with respect
                                                  to  any   Distribution   Date
                                                  generally  will be  equal  to
                                                  [state  formula].  The amount
                                                  in the Reserve  Account  will
                                                  be  increased  by the deposit
                                                  thereto on each  Distribution
                                                  Date of the  amount,  if any,
                                                  of  the  Total   Distribution
                                                  Amount  remaining  after  the
                                                  payment of the  Servicing Fee
                                                  and    any    prior    unpaid
                                                  Servicing  Fee,  the  Class A
                                                  Distributable  Amount and the
                                                  Class B Distributable  Amount
                                                  until   the   amount  in  the
                                                  Reserve  Account  equals  the
                                                  Specified   Reserve   Account
                                                  Balance.   Amounts   in   the
                                                  Reserve    Account   on   any
                                                  Distribution    Date   (after
                                                  giving    effect    to    all
                                                  distributions  made  on  such
                                                  Distribution  Date) in excess
                                                  of  the   Specified   Reserve
                                                  Account   Balance   for  such
                                                  Distribution  Date  generally
                                                  will  be   released   to  the
                                                  ______  and will no longer be
                                                  available        to       the
                                                  Certificateholders.       The
                                                  Reserve   Account   will   be
                                                  maintained  with the  Trustee
                                                  as a segregated trust account
                                                  but  will  not be part of the
                                                  Trust.

Collection Account.......................
                                                  Except     under      certain
                                                  conditions  described herein,
                                                  the Servicer will be required
                                                  to remit collections received
                                                  with     respect    to    the
                                                  Receivables     within    two
                                                  Business  Days after  receipt
                                                  thereof   to  one   or   more
                                                  accounts  in the  name of the
                                                  Trustee    (together,     the
                                                  "COLLECTION        ACCOUNT").
                                                  Pursuant  to the  Pooling and
                                                  Servicing   Agreement,    the
                                                  Servicer    will   have   the
                                                  revocable  power to  instruct
                                                  the Trustee to withdraw funds
                                                  on deposit in the  Collection
                                                  Account  and  to  apply  such
                                                  funds  on  each  Distribution
                                                  Date to the following (in the
                                                  priority indicated):  (i) the
                                                  Servicing  Fee for the  prior
                                                  Collection   Period  and  any
                                                  overdue Servicing Fees to the
                                                  Servicer,  (ii)  the  Class A
                                                  Distributable  Amount  to the
                                                  Class  A  Certificateholders,
                                                  (iii)     the     Class     B
                                                  Distributable  Amount  to the
                                                  Class  B  Certificateholders,
                                                  and   (iv)   the    remaining
                                                  balance,   if  any,   to  the
                                                  Reserve Account.

Tax Status...............................
                                                  In the  opinion  of  Brown  &
                                                  Wood  LLP,   counsel  to  the
                                                  Trust  ("TAX  Counsel"),  the
                                                  Trust  will be  treated  as a
                                                  grantor   trust  for  federal
                                                  income tax  purposes and will
                                                  not  be  subject  to  federal
                                                  income    tax.    Certificate
                                                  Owners will report  their pro
                                                  rata   share  of  all  income
                                                  earned  on  the   Receivables
                                                  (other than amounts,  if any,
                                                  treated     as      "stripped
                                                  coupons")  and,   subject  to
                                                  certain  limitations  in  the
                                                  case  of  Certificate  Owners
                                                  who are individuals,  trusts,
                                                  or estates,  may deduct their
                                                  pro rata share of  reasonable
                                                  servicing and other fees. See
                                                  "Material  Federal Income Tax
                                                  Consequences - Trusts Treated
                                                  as a  Grantor  Trust"  in the
                                                  Prospectus   for   additional
                                                  information   concerning  the
                                                  application of federal income
                                                  tax laws to the Trust and the
                                                  Certificates.

ERISA Considerations.....................
                                                  Subject to the considerations
                                                  discussed     under    "ERISA
                                                  Considerations" herein and in
                                                  the  Prospectus,  the Class A
                                                  Certificates are eligible for
                                                  purchase by employee  benefit
                                                  plans.

                                                  The Class B Certificates  may
                                                  not   be   acquired   by  any
                                                  employee benefit plan subject
                                                  to  the  Employee  Retirement
                                                  Income  Security Act of 1974,
                                                  as  amended   ("ERISA"),   or
                                                  Section  4975 of the Internal
                                                  Revenue  Code  of  1986,   as
                                                  amended (the  "CODE"),  or by
                                                  an   individual    retirement
                                                  account.      See      "ERISA
                                                  Considerations" herein and in
                                                  the Prospectus.

Ratings of the Class A
Certificates.............................
                                                  It  is  a  condition  to  the
                                                  issuance   of  the   Class  A
                                                  Certificates   that  they  be
                                                  rated  at  least  " "  by  at
                                                  least     one      nationally
                                                  recognized  rating  agency (a
                                                  "RATING AGENCY").  The rating
                                                  of the  Class A  Certificates
                                                  by a Rating  Agency  reflects
                                                  such     Rating      Agency's
                                                  assessment of the  likelihood
                                                  that the holders of the Class
                                                  A  Certificates  will receive
                                                  payments  of  principal   and
                                                  interest   but  it  does  not
                                                  address    the    timing   of
                                                  distributions of principal of
                                                  the   Class  A   Certificates
                                                  prior to the Final  Scheduled
                                                  Distribution  Date.  A rating
                                                  is  not a  recommendation  to
                                                  buy, sell or hold  securities
                                                  and   may   be   subject   to
                                                  revision or withdrawal at any
                                                  time by the assigning  Rating
                                                  Agency. Each rating should be
                                                  evaluated   independently  of
                                                  any other  rating.  See "Risk
                                                  Factors  --  Ratings  of  the
                                                  Securities"  herein.

Ratings of the Class B
Certificates.............................         It  is  a  condition  to  the
                                                  issuance   of  the   Class  B
                                                  Certificates   that  they  be
                                                  rated  at  least  " "  by  at
                                                  least     one      nationally
                                                  recognized  rating  agency (a
                                                  "RATING AGENCY").  The rating
                                                  of the  Class B  Certificates
                                                  by a Rating  Agency  reflects
                                                  such     Rating      Agency's
                                                  assessment of the  likelihood
                                                  that the holders of the Class
                                                  B  Certificates  will receive
                                                  payments  of  principal   and
                                                  interest   but  it  does  not
                                                  address    the    timing   of
                                                  distributions of principal of
                                                  the   Class  B   Certificates
                                                  prior to the Final  Scheduled
                                                  Distribution  Date.  A rating
                                                  is  not a  recommendation  to
                                                  buy, sell or hold  securities
                                                  and   may   be   subject   to
                                                  revision or withdrawal at any
                                                  time by the assigning  Rating
                                                  Agency. Each rating should be
                                                  evaluated   independently  of
                                                  any other  rating.  See "Risk
                                                  Factors  --  Ratings  of  the
                                                  Securities" herein.

                                  RISK FACTORS

         Investors should consider, among other things, the matters discussed under "Risk Factors" in the Prospectus and the following risk factors in connection with purchases of the Certificates.

         LIMITED LIQUIDITY; ABSENCE OF A SECONDARY MARKET MAY LIMIT THE ABILITY OF THE SECURITYHOLDER TO SELL THE SECURITIES. There is currently no secondary market for the Certificates. Each Underwriter currently intends to make a market in the Certificates, but it is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Certificateholders with liquidity of investment or that it will continue for the life of the Certificates offered hereby.

         [SIGNIFICANT GEOGRAPHIC CONCENTRATION MAY INCREASE THE EXPOSURE OF THE TRUST TO THE ECONOMIC CONDITIONS IN CERTAIN STATES. Economic conditions in states where Obligors reside may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. Obligors on Receivables representing approximately _____% by principal balance of the Receivables were located in [ __________ ] as of the Cut-off Date. As a result, economic conditions in such states may have a disproportionate impact on the Trust. In particular, an economic downturn in one or more of such states could adversely affect the performance of the Trust as a whole (even if national economic conditions remain unchanged or improve) as Obligors in such state or states experience the effects of such a downturn and face greater difficulty in making payments on their Financed Vehicles. See "The Receivables Pool" herein.]

         SUBORDINATION OF THE CERTIFICATES TO THE NOTES WILL INCREASE THE RISK OF THE CERTIFICATES OF NOT RECEIVING FULL DISTRIBUTION OF INTEREST AND PRINCIPAL. Distributions of interest and principal on the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Consequently, the Class B Certificateholders will not receive any distributions with respect to a Collection Period until the full amount of interest on and principal of the Class A Certificates due on such Distribution Date has been deposited in the Certificate Distribution Account.

         SECURITYHOLDERS ARE LIMITED TO DEPOSITS IN THE RESERVE ACCOUNT AND PAYMENTS ON THE RECEIVABLES FOR PAYMENT ON THE SECURITIES. The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Certificates must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Although funds in the Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Certificates.

         THE EFFECTIVE YIELD ON THE CERTIFICATES MAY BE LOWER THAN EXPECTED BECAUSE ACCRUED INTEREST WILL NOT BE DISTRIBUTED UNTIL THE DISTRIBUTION DATE OF THE SUCCEEDING MONTH. The effective yield on the Certificates will be reduced below the yield otherwise produced because interest accrued through the end of each calendar month will not be distributed until the Distribution Date in the following month, and the amount distributable on such Distribution Date will not bear interest during such delay. As a result, the market value of the Certificates will be lower than would be the case if there was no such delay.

         RATINGS OF THE SECURITIES ARE SUBJECT TO DOWN-GRADES BY THE RATING AGENCIES. It is a condition to the issuance of the Certificates that the Class A Certificates be rated in the highest investment rating category, and that the Class B Certificates be rated at least in the " " category or its equivalent, by at least one nationally recognized rating agency (a "RATING AGENCY"). A rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not address market price or suitability for a particular investor. The ratings of the Certificates address the likelihood of the payment of the principal of and interest on the Certificates pursuant to their terms but not the timing of the distributions of principal prior to the Final Scheduled Distribution Date of the Certificates. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if it judges future circumstances to so warrant.

         [THE VALUE OF INTEREST ONLY CERTIFICATES WILL GENERALLY DECREASE IF THE RATE OF PREPAYMENTS INCREASE. The yield of investors in the Class IO Certificates will be sensitive to the rate of principal payments (including prepayments) of the Receivables (particularly those with high interest rates), which generally can be prepaid at any time. In general, Receivables with higher interest rates tend to prepay at higher rates than Receivables with relatively lower interest rates in response to a given change in market interest rates. As a result, the Receivables with higher interest rates may prepay at higher rates, thereby reducing the Pass-Through Rate and Notional Amount of the Class IO Certificates.

         [THE VALUE OF PRINCIPAL ONLY CERTIFICATES WILL GENERALLY DECREASE IF THE RATE OF PREPAYMENTS DECREASE. The Class PO Certificates will be "principal only" certificates and will not bear interest. Lower than anticipated rate of principal payments (including prepayments) on the Receivables will have a negative effect on the yield on investors in the Principal Only Certificates.]

                                   THE TRUST

GENERAL

         The Depositor will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Certificates. The Servicer will service the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. See "Description of the Certificates -Servicing Compensation and Payment of Expenses" herein. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian for the Receivables by the Trustee, but will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust. In addition, due to administrative burden and expense, (i) the certificates of title to the Financed Motor Vehicles and those Financed Recreational Vehicles financed in states where security interests in recreational vehicles are subject to certificate of title statutes will not be amended to reflect such assignments and (ii) UCC financing statements in respect of those Financed Recreational Vehicles financed in states where security interests in recreational vehicles, as applicable, are perfected by filing a UCC-1 financing statement will not be amended to reflect such assignments. In the absence of such procedures, such Trust may not have a perfected in the Financed Vehicles in some states and will not have a perfected security interest in the Financed Vehicles documented under Federal law. See "Certain Legal Aspects of the Receivables" in the Prospectus.

         If the protection provided to the Certificateholders by the Reserve Account and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates is insufficient, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the Financed Vehicles securing the Receivables, and thus may reduce the proceeds to be distributed to Certificateholders with respect to the Certificates. See "Description of the Certificates -- Distributions" and "-- Reserve Account" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

         Each Certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes retail installment sale contracts between Dealers and Obligors, and all payments due thereunder on or after the related Cut-off Date with respect to the Precomputed Receivables and all payments received thereunder on or after the related Cut-off Date with respect to the Simple Interest Receivables. The Trust property also includes (i) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Servicer pursuant to the Pooling and Servicing Agreement, as described below; (ii) security interests in the Financed Vehicles and any accessions thereto; (iii) the rights to proceeds with respect to the Receivables from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be;
(iv) the interest of the Seller in any proceeds with respect to the Receivables from recourse, if any, to Dealers on Receivables or Financed Vehicles with respect to which the Servicer has determined that eventual repayment in full is unlikely; (v) any property that shall have secured a Receivable and that shall have been acquired by the Trustee; and (vi) any and all proceeds of the foregoing. The Reserve Account will be maintained by the Trustee for the benefit of the Certificateholders, but will not be part of the Trust.

                              THE RECEIVABLES POOL

         The pool of Receivables (the "RECEIVABLES POOL") will include only the Receivables purchased on the Closing Date. The Receivables [will be] [have been] purchased by the Depositor from the Seller, which purchased the Receivables, directly or indirectly, from Dealers in the ordinary course of business or in acquisitions. The Receivables were selected from the Depositor's portfolio for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pools", as well as the requirement that, as of the Cut-off Date, each Receivable (i) had an outstanding gross balance of at least $ and (ii) was not more than 60 days past due (an account is not considered past due if the amount past due is less than % of the scheduled monthly payment). As of the Cut-off Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding. No selection procedures believed by the Depositor to be adverse to Certificateholders were used in selecting the Receivables.

[Description of any underwriting criteria applicable to Subsequent Receivables.]

         Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cut-off Date.

                          _____________ TRUST 199 -[ ]
                      COMPOSITION OF THE RECEIVABLES POOL

  Weighted      Aggregate      Number of     Weighted    Weighted     Average
  Average       Principal     Receivables    Average      Average    Principal
   APR of        Balance                    Remaining    Original     Balance
Receivables                                    Term        Term

  -----%     $-------------   ----------     -----       -----      $----------
                                             months      months





                         _______________ TRUST 199 - [ ]
                   DISTRIBUTION BY APR OF THE RECEIVABLES POOL

APR Range                        Number of          Aggregate       Percent of
                                Receivables     Principal Balance   Aggregate
                                                                    Principal
                                                                    Balance(1)

 0.00% -  5.00%.............                     $                           %
 5.01% -  6.00%.............
 6.01% -  7.00%.............
 7.01% -  8.00%.............
 8.01% -  9.00%.............
 9.01% - 10.00%.............
10.01% - 11.00%.............
11.01% - 12.00%.............
12.01% - 13.00%.............
13.01% - 14.00%.............
14.01% - 15.00%.............
15.01% - 16.00%.............
16.01% - 17.00%.............
17.01% - 18.00%.............
Greater than 18.00%.........

---------------
         (1) Percentages may not add to 100.0% because of rounding.

                        _______________ TRUST 199 -[ ]
                  GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL

             STATE(2)                               PERCENTAGE AGGREGATE
                                                    PRINCIPAL BALANCE(1)

             ..............................                           %
             ..............................
             ..............................
             ..............................
             ..............................
                                                          ---------%

---------------
         (1) Percentages may not add to 100.0% because of rounding.

         (2) Based on physical addresses of the Obligors as of the Cut-off Date.

         Approximately % of the aggregate principal balance of the Receivables, constituting % of the number of the Receivables, represent previously titled vehicles.

         By aggregate principal balance, approximately % of the receivables are Precomputed Receivables and % of the Receivables are Simple Interest
Receivables. See "The Receivables Pools" in the Prospectus for a further description of the characteristics of Precomputed Receivables and Simple Interest Receivables.

                  DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is certain information concerning the experience of the Seller pertaining to new and used automobile, light duty truck and motorcycle receivables, recreational vehicle receivables, including those previously sold which the Servicer continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.


                           DELINQUENCY EXPERIENCE(1)

                                         AT ,                                               AT DECEMBER 31,
                           199                         199                         199                          199
                           ----                        ----                        ----                         ---

                  NUMBER OF       AMOUNT      NUMBER OF      AMOUNT       NUMBER OF       AMOUNT       NUMBER OF       AMOUNT
                  CONTRACTS                   CONTRACTS                   CONTRACTS                    CONTRACTS
                  ---------                   ---------                   ---------                    ---------
Portfolio.....                  $                          $                            $                            $
Period of
Delinquency
  31-60 Days..
  61 Days or
More..........
Total                           $                          $                            $                            $
Delinquencies.
Total                        %           %              %            %               %            %               %            %
Delinquencies
  as a
Percent of the
  Portfolio...

                                                                AT DECEMBER 31,

                                       199                           199                           199
                                       ----                          ----                          ---
                              NUMBER OF       AMOUNT       NUMBER OF        AMOUNT       NUMBER OF        AMOUNT
                              CONTRACTS                    CONTRACTS                     CONTRACTS
Portfolio...............                    $                            $                             $
Period of Delinquency
  31-60 Days............
  61 Days or More.......                    $                            $                             $
                              ------------  ---------------------------  ----------------------------  -
Total Delinquencies.....
Total Delinquencies                      %            %               %             %               %             %
  as a Percent of the
  Portfolio.............

    ---------------
    (1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges.


                                          CREDIT LOSS/REPOSSESSION EXPERIENCE(1)

                                          _____________ ENDED
                                                   ,                                   YEAR ENDED DECEMBER 31,

                                         199          199           199            199         199         199         199
                                         ----         ----          ----           ----        ----        ----        ---
Average Amount Outstanding
During the Period................       $             $            $             $           $           $            $
Average Number of Contracts
  Outstanding During the Period....
Percent of Contracts Acquired                   %           %                %           %           %           %           %
During the
  Period with Recourse to the
Dealer.............................
Repossessions as a Percent of                   %           %                %           %           %           %           %
Average
  Number of Contracts Outstanding..
Net Losses as a Percent of                      %           %                %           %           %           %           %
  Liquidations(3)(4)...............
Net Losses as a Percent of Average              %           %                %           %           %           %           %
  Amount Outstanding(2)(3).........
   --------------------

(1) [Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes previously sold contracts that the Servicer continues to service.]

(2) Percentages have been annualized for the _____ months ended ____________, 199 and 199 and are not necessarily indicative of the experience for the year.

(3) [Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.]

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.


                    [The net loss figures above reflect the fact that Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately % of the Receivables represent contracts with recourse to Dealers. The Seller applies underwriting standards to the purchase of contracts without regard to whether recourse to Dealers is provided. However, the net loss experience of contracts without recourse to Dealers is higher than that of contracts with recourse to Dealers because, under its recourse obligation, the Dealer is responsible to the Seller for payment of the unpaid balance of the contract, provided that the Originator repossesses the vehicle from the retail buyer and returns it to the Dealer within a specified time. In the event of a Dealer's bankruptcy, a bankruptcy trustee might attempt to characterize recourse sales of contracts as loans to the Dealer secured by the contracts. Such an attempt, if successful, could result in payment delays or losses on the affected Receivables.]

                                   THE SELLER

         [Description of Seller and its underwriting and servicing standards.]

                                 THE DEPOSITOR

         [Description of Depositor.]

                                  THE SERVICER

         [Description of Servicer and its servicing standards.]

                   WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

         Information regarding certain maturity and prepayment considerations with respect to the Certificates is set forth under "Weighted Average Life of the Certificates" in the Prospectus. As the rate of payment of principal of the Certificates depends primarily on the rate of payment (including prepayments on liquidations due to default) of the principal balance of the Receivables, the final distribution in respect of the Certificates could occur significantly earlier than their Final Scheduled Distribution Date. Certificateholders will bear the risk of being able to reinvest principal payments of the Certificates at yields at least equal to the yields on their respective Certificates.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will be issued pursuant to the terms of the Pooling and Servicing Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Pooling and Servicing Agreement will be filed with the Commission following the issuance of the Certificates. The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. The summary does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the
Certificates and the Pooling and Servicing Agreement. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Certificates of any given series and the related Pooling and Servicing Agreement set forth in the Prospectus, to which description reference is hereby made.

         In general, it is intended that Class A Certificateholders receive, on each Distribution Date, the Class A Percentage of the Principal Distribution Amount plus interest at the Class A Pass Through Rate on the Class A Certificate Balance. Subject to the prior rights of the Class A Certificateholders, it is intended that the Class B Certificateholders receive, on each Distribution Date, the Class B Percentage of the Principal Distribution Amount plus interest at the Class B Pass Through Rate on the Class B Certificate Balance.

         The Certificates will evidence interests in the Trust created pursuant to the Pooling and Servicing Agreement. The Class A Certificates will evidence in the aggregate an undivided ownership interest (the "CLASS A PERCENTAGE") of approximately % of the Trust and the Class B Certificates will evidence in the aggregate an undivided ownership interest (the "CLASS B PERCENTAGE") of approximately % of the Trust.

OPTIONAL PREPAYMENT

         The Servicer will have the option to purchase all, but not less than all, of the Receivables when the Pool Balance shall have declined to [__]% or less of the Initial Pool Balance. The price at which the Servicer will be required to purchase the Receivables in order to exercise such option will be equal to the aggregate of the Purchase Amounts of the Receivables as of the end of the related Collection Period. The Servicer will be required to give not less than [ ] days' notice to the Trustee of its intention to exercise such option. In addition, the Servicer will not be permitted to exercise such option unless the resulting distribution to the Class A Certificateholders would be equal to the outstanding Class A Certificate Balance together with accrued interest at the Class A Pass Through Rate and to the Class B Certificateholders an amount equal to the outstanding Class B Certificate Balance together with accrued interest at the Class B Pass Through Rate. See "Description of the Pooling and Servicing Agreement -- Termination" in the Prospectus.

SALE AND ASSIGNMENT OF RECEIVABLES

         Certain information regarding the conveyance of the Receivables by the Depositor to the Trust on the Closing Date pursuant to the Pooling and Servicing Agreement is set forth in the Prospectus under "Description of the Pooling and Servicing Agreement -- Sale and Assignment of Receivables".

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Servicing Fee Rate with respect to the Servicing Fee for the Servicer will be % per annum of the Pool Balance as of the first day of the related Collection Period. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) will be paid at the beginning of such Collection Period out of collections for such Collection Period. See "Description of the Pooling and Servicing Agreement -- Servicing Compensation and Payment of Expenses" in the Prospectus.

DISTRIBUTIONS

         DEPOSITS TO COLLECTION ACCOUNT. On or before each Distribution Date, the Servicer will cause all collections and other amounts constituting the Total Distribution Amount to be deposited into the Collection Account. The "TOTAL DISTRIBUTION AMOUNT" for a Distribution Date shall be the sum of the Interest Distribution Amount and the Principal Distribution Amount (other than the portion thereof attributable to Realized Losses). "REALIZED LOSSES" means the excess of the principal balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period in which the Receivable became a Liquidated Receivable.

         The "INTEREST DISTRIBUTION AMOUNT" on any Distribution Date will generally be the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables (including Payaheads that have been applied as payments on the related Receivables in that Collection Period) allocable to interest; (ii) all proceeds of the liquidation of defaulted Receivables ("LIQUIDATED RECEIVABLES"), net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivables ("LIQUIDATION PROCEEDS"), to the extent attributable to interest due thereon in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior Collection Periods; (iii) all Advances made by the Servicer of interest due on the Receivables; (iv) the Purchase Amount of each Receivable that was repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period, to the extent attributable to accrued interest thereon; and (v) Investment Earnings for such Distribution Date. The Interest Distribution Amount shall be determined on the related Determination Date.

         The "PRINCIPAL DISTRIBUTION AMOUNT" on any Distribution Date will generally be the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables (exclusive of Payaheads allocable to principal that have not been applied as payments under the related Receivables in such Collection Period and inclusive of Payaheads allocable to principal that have been applied as payments under the related Receivables in such Collection Period) allocable to principal; (ii) all Liquidation Proceeds attributable to the principal amount of Receivables which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, plus the amount of Realized Losses with respect to such Liquidated Receivables; (iii) all Precomputed Advances made by the Servicer of principal due on the Precomputed Receivables;
(iv) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period;
(v) partial prepayments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor as of the date of the original contract; and (vi) on the Distribution Date immediately following the Final Scheduled Maturity Date (the "FINAL SCHEDULED DISTRIBUTION DATE"), any amounts advanced by the Servicer with respect to principal on the Receivables. The Regular Principal Distribution Amount shall be determined on the related Determination Date.

         The Interest Distribution Amount and the Regular Principal Distribution Amount on any Distribution Date shall exclude the following:

                    (i) amounts  received  on  Precomputed  Receivables  to the
          extent  that  the  Servicer  has  previously   made  an  unreimbursed
          Precomputed Advance;

                    (ii) Liquidation Proceeds with respect to a particular Precomputed Receivable to the extent of any unreimbursed Precomputed Advances thereon;

                    (iii) all payments and proceeds (including Liquidation Proceeds) of any Receivables, the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period;

                    (iv) amounts received in respect of interest on Simple Interest Receivables during the preceding Collection Period in excess of the amount of interest that would have been due during the Collection Period on Simple Interest Receivables at their respective APRs (assuming that a payment is received on each Simple Interest Receivable on the due date thereof); and

                    (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances.

         CALCULATION OF DISTRIBUTABLE AMOUNTS. The "CLASS A DISTRIBUTABLE AMOUNT" with respect to a Distribution Date will be an amount equal to the sum of (i) the "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT", consisting of the Class A Percentage of the Principal Distribution Amount, plus (ii) the "CLASS A INTEREST DISTRIBUTABLE AMOUNT", consisting of thirty (30) days' interest at the Class A Pass Through Rate on the Class A Certificate Balance as of the close of business on the last day of the preceding Collection Period. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount will include the lesser of (A) the Class A Percentage of any payments of principal due and remaining unpaid on each Receivable in the Trust as of the last day of the preceding Collection Period and (B) the portion of such amount necessary (after giving effect to the other amounts described above to be distributed to the Class A Certificateholders on such Distribution Date and allocable to principal) to reduce the Class A Certificate Balance to zero.

         The "CLASS A CERTIFICATE BALANCE" will equal, initially, $ and, thereafter, shall equal the initial Class A Certificate Balance reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

         The "CLASS B DISTRIBUTABLE AMOUNT" with respect to a Distribution Date shall be an amount equal to the sum of (i) the "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT", consisting of the Class B Percentage of the Principal Distribution Amount plus (ii) the "CLASS B INTEREST DISTRIBUTABLE AMOUNT", consisting of thirty (30) days' interest at the Class B Pass Through Rate to the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed on the Class B Certificateholders will include the lesser of (i) the Class B Percentage of any payments of principal due and remaining unpaid with respect to the Receivables in the Trust as of the last day of the preceding Collection Period and (ii) the portion of the amount in clause (i) above that is necessary (after giving effect to all other amounts distributed to Class A and Class B Certificateholders on such Distribution Date and allocable to principal) to reduce the Class B Certificate Balance to zero.

         The "CLASS B CERTIFICATE BALANCE" shall equal, initially, $__________ and, thereafter, shall equal the initial Class B Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders (or deposited in the Reserve Account, but not including the Reserve Account Initial Deposit) and allocable to principal and by Realized Losses.

         CALCULATION OF AMOUNTS TO BE DISTRIBUTED. Prior to each Distribution Date, the Servicer will calculate the Total Distribution Amount, the Class A Distributable Amount and the Class B Distributable Amount.

         The holders of the Class A Certificates will receive on any Distribution Date, to the extent of available funds, the Class A Distributable Amount and any outstanding Class A Interest Carryover Shortfall and Class A Principal Carryover Shortfall (each as defined below) as of the close of the preceding Distribution Date. On each Distribution Date on which the sum of the Class A Interest Distributable Amount and any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date (plus interest on such Class A Interest Carryover Shortfall at the Class A Pass Through Rate from such preceding Distribution Date to the current Distribution Date, to the extent permitted by law) exceeds the Class A Percentage of the Interest Distribution Amount (after payment of the Servicing Fee) on such Distribution Date, the Class A Certificateholders shall be entitled generally to receive such amounts, first, from the Class B Percentage of the Interest Distribution Amount; second, if such amounts are insufficient, from the amounts available in the Reserve Account; and third, if such amounts are insufficient, from the Class B Percentage of the Principal Distribution Amount (other than the portion thereof attributable to Realized Losses). The "CLASS A INTEREST CARRYOVER SHORTFALL" as of the close of any Distribution Date means the excess of the Class A Interest Distributable Amount for such Distribution Date, plus any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class A Certificates actually received on such current Distribution Date.

         On each Distribution Date on which the sum of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date exceeds the Class A Percentage of the Principal Distribution Amount (exclusive of the portion thereof attributable to Realized Losses) on such Distribution Date, the Class A Certificateholders shall be entitled to receive such amounts, first, from the Class B Percentage of the Principal Distribution Amount (other than the portion thereof attributable to Realized Losses); second, if such amounts are insufficient, from amounts available in the Reserve Account; and third, if such amounts are insufficient, from the Class B Percentage of the Interest Distribution Amount. The "CLASS A PRINCIPAL CARRYOVER SHORTFALL" as of the close of any Distribution Date means the excess of the Class A Principal Distributable Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class A Certificates actually received on such current Distribution Date.

         The holders of the Class B Certificates will receive on any Distribution Date, to the extent of available funds, the Class B Distributable Amount and any outstanding Class B Interest Carryover Shortfall and Class B Principal Carryover Shortfall (each as defined below) as of the close of the preceding Distribution Date. On each Distribution Date on which the sum of the Class B Interest Distributable Amount and any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date (plus interest on such Class B Interest Carryover Shortfall at the Class B Pass Through Rate from such preceding Distribution Date to the current Distribution Date, to the extent permitted by law) exceeds the Class B Percentage of the Interest Distribution Amount (after payment of the Servicing Fee) on such Distribution Date less any portion thereof required to be distributed to the Class A Certificateholders pursuant to their prior rights as described above, the Class B Certificateholders shall be entitled generally to receive such amounts, first, from the Class A Percentage of the Interest Distribution Amount that is not otherwise required to be distributed to the Class A Certificateholders as described above and, second, from the amount, if any, available in the Reserve Account (after giving effect to any withdrawals therefrom for distribution to the Class A Certificateholders on such Distribution Date). The "CLASS B INTEREST CARRYOVER SHORTFALL" as of the close of any Distribution Date means the excess of the Class B Interest Distributable Amount for such Distribution Date, plus any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class B Certificates actually received on such current Distribution Date.

         On each Distribution Date on which the sum of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date exceeds the Class B Percentage of the Principal Distribution Amount (exclusive of the portion thereof attributable to Realized Losses) on such Distribution Date less any portion thereof required to be distributed to the Class A Certificateholders pursuant to their prior rights as described above, the Class B Certificateholders shall be entitled to receive such amounts, first, from the Interest Distribution Amount that is not otherwise required to be distributed to the Class A or Class B Certificateholders as described above and, second, from amounts available in the Reserve Account (after giving effect to any withdrawals therefrom on such Distribution Date for distribution to the Class A Certificateholders and for distribution of interest to the Class B Certificateholders). The "CLASS B PRINCIPAL CARRYOVER SHORTFALL" as of the close of any Distribution Date means the excess of the Class B Principal Distributable Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of Class B Certificates actually received on such current Distribution Date.

SUBORDINATION OF THE CLASS B CERTIFICATES; RESERVE ACCOUNT

         The rights of the Class B Certificateholders to receive distributions with respect to the Receivables generally will be subordinated to the rights of the Class A Certificateholders in the event of defaults and delinquencies on the Receivables as described herein and provided in the Pooling and Servicing Agreement. The protection afforded to the Class A Certificateholders through subordination will be effected both by the preferential right of the Class A Certificateholders to receive current distributions with respect to the Receivables and by the establishment of the Reserve Account. The Reserve Account will be created with an initial deposit by the Seller of the Reserve Account Initial Deposit and will be augmented by deposit therein on each Distribution Date of the amount, if any, remaining from the Total Distribution Amount after the distributions due to the Certificateholders have been made until the amount in the Reserve Account reaches the Specified Reserve Account Balance for such Distribution Date.

         The Reserve Account will not be part of or otherwise includible in the Trust and will be a segregated trust account held by the Trustee. On each Distribution Date, (i) if the amounts on deposit in the Reserve Account are less than the Specified Reserve Account Balance for such Distribution Date, the Trustee will, after payment of any amounts required to be distributed to Certificateholders and the payment of the Servicing Fee due with respect to the related Collection Period (including any unpaid Servicing Fees with respect to prior Collection Periods), withdraw from the Collection Account and deposit in the Reserve Account the amount, if any, remaining in the Collection Account that would otherwise be distributed to the Seller, or such lesser portion thereof as is sufficient to restore the amount in the Reserve Account to such Specified Reserve Account Balance for such Distribution Date, and (ii) if the amount on deposit in the Reserve Account on such Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Trustee will release and distribute any such excess to the Seller. Upon any such distribution to the Seller, the Certificateholders will have no rights in, or claims to, such amounts.

         Amounts held from time to time in the Reserve Account will continue to be held for the benefit of holders of the Class A Certificates and holders of the Class B Certificates. Funds in the Reserve Account shall be invested as provided in the Pooling and Servicing Agreement in Eligible Investments. The Seller will be entitled to receive all investment earnings on amounts in the Reserve Account. Investment income on amounts in the Reserve Account will not be available for distribution to the Certificateholders or otherwise subject to any claims or rights of the Certificateholders.

         The time necessary for the Reserve Account to reach and maintain the Specified Reserve Account Balance at any time after the Closing Date will be affected by the delinquency, credit loss, repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted.

         The subordination of the Class B Certificates and the Reserve Account described above are intended to enhance the likelihood of receipt by Class A Certificateholders of the full amount of principal and interest on the Class A Certificates due them and to decrease the likelihood that the Class A Certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted and shortfalls could result.

         If on any Distribution Date the holders of the Class A Certificates do not receive the sum of the Class A Distributable Amount, the Class A Interest Carryover Shortfall and the Class A Principal Carryover Shortfall for such Distribution Date (after giving effect to any amounts withdrawn from the Reserve Account and the Class B Percentage of the Total Distribution Amount and applied to such deficiency, as described above), the holders of the Class B Certificates generally will not receive any portion of the Total Distribution Amount. While the Class B Certificateholders are entitled to receive amounts from the Reserve Account as described above, such entitlement is subordinated to the rights of the Class A Certificateholders to receive amounts from the Reserve Account as described above. If the Reserve Account becomes depleted, the Class B Certificateholders may experience shortfalls in the distributions due them and incur a loss on their investment.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         In the opinion of Brown & Wood LLP, the Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. For additional information regarding federal income tax consequences, see "Material Federal Income Tax Consequences--Trusts Treated as Grantor Trusts" in the Prospectus.

                              ERISA CONSIDERATIONS

THE CLASS A CERTIFICATES

         Subject to the considerations set forth under "ERISA Considerations -- Senior Certificates" in the Prospectus, the Class A Certificates may be purchased by an employee benefit plan or an individual retirement account (a "PLAN") subject to ERISA or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of a Class A Certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Class A Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

         The Class A Certificates may not be purchased with the assets of a Plan if the Seller, the Trustee or any of their affiliates (a) has investment or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such Plan assets for a fee and pursuant to an agreement or understanding that such advice (i) will serve as a primary basis for investment decisions with respect to such Plan assets and (ii) will be based on the particular investment needs for such Plan; or (c) is an employer maintaining or contributing to such Plan.

THE CLASS B CERTIFICATES

         The Class B Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Class B
Certificates. By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In this regard, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517
(1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Class B Certificates. In particular, such an insurance company should consider the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transactions Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995). For additional information regarding treatment of the Class B Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), the Depositor has agreed to cause the Trust to sell to the Underwriter, and the Underwriter has agreed to purchase, the entire principal amount of the Certificates.

         The Depositor has been advised by the Underwriter that it proposes initially to offer the Certificates to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of % per Class A Certificate and % per Class B Certificate. The Underwriter may allow and such dealers may reallow a concession not in excess of % per Class A Certificate and % per Class B Certificate to certain other dealers. After the initial public offering of the Certificates, the public offering prices and such concessions may be changed.

         Until the distribution of the Certificates is completed, rules of the Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Notes and the Certificates. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Notes and the Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Certificates.

         If the Underwriter creates a short position in the Certificates in connection with the offering, i.e., if it sells more Certificates than are set forth on the cover page of this Prospectus Supplement, the Underwriter may reduce that short position by purchasing Certificates in the open market.

         In general, the purchase of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

         Neither the Depositor nor any Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Notes and the Certificates. In addition, neither the Depositor nor any Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Underwriter has represented and agreed that (a) it has not offered or sold, and will not offer or sell, any Certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulation 1995, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

         Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Seller or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Certificates and certain federal income tax matters will be passed upon for the Depositor by Brown & Wood LLP, New York, New York. [Certain legal matters relating to the Certificates will be passed upon for the Underwriter by Brown & Wood LLP.]





                                 INDEX OF TERMS

APR..............................................................  S-8
Cede........................................................Cover, S-2
Certificates.....................................................Cover
Certificateholders.................................................S-4
Class A Certificate Balance...................................S-4,S-14
Class A Certificates...............................................S-3
Class A Distributable Amount......................................S-14
Class A Interest Carryover Shortfall..............................S-14
Class A Interest Distributable Amount.............................S-14
Class A Percentage...........................................S-3, S-12
Class A Principal Carryover Shortfall.............................S-15
Class A Principal Distributable Amount............................S-14
Class B Certificate Balance..................................S-4, S-14
Class B Certificates...............................................S-3
Class B Distributable Amount......................................S-14
Class B Interest Carryover Shortfall..............................S-15
Class B Interest Distributable Amount.............................S-14
Class B Percentage...........................................S-3, S-12
Class B Principal Carryover Shortfall.............................S-15
Class B Principal Distributable Amount............................S-14
Closing Date...................................................... S-3
Code.............................................................  S-6
Collection Account...............................................  S-5
Collection Period................................................  S-4
Commission.........................................................S-2
Cut-off Date.....................................................  S-3
Depositor...................................................Cover, S-3
Determination Date...............................................  S-4
Distribution Date...........................................Cover, S-4
DTC................................................................S-2
ERISA............................................................  S-6
Exchange Act.......................................................S-2
Final Scheduled Distribution Date........................  Cover, S-13
Final Scheduled Maturity Date....................................  S-3
Financed Vehicles...........................................Cover, S-3
Initial Pool Balance...............................................S-3
Interest Distribution Amount....................................  S-13
Issuer...........................................................  S-3
Liquidated Receivables..........................................  S-13
Liquidation Proceeds............................................  S-13
Plan............................................................  S-16
Pool Balance.....................................................  S-3
Pooling and Servicing Agreement....................................S-3
Principal Distribution Amount................................S-4, S-13
Prospectus.........................................................S-2
Rating Agency.................................................S-6, S-7
Realized Losses............................................  S-4, S-13
Receivables.................................................Cover, S-3
Receivables Pool.................................................  S-8
Record Date......................................................  S-4
Reserve Account Initial Deposit..................................  S-5
Seller...........................................................  S-3
Servicer....................................................Cover, S-3
Specified Reserve Account Balance................................  S-5
Tax Counsel........................................................S-6
Total Distribution Amount.......................................  S-13
Trust.......................................................Cover, S-3
Trustee.....................................................Cover, S-3
Underwriter....................................................  Cover
Underwriting Agreement............................................S-17





              [BACK COVER OF PROSPECTUS SUPPLEMENT]

NO DEALER,  SALESPERSON  OR OTHER  PERSON HAS BEEN  AUTHORIZED  TO       $[                            ]
GIVE ANY  INFORMATION OR TO MAKE ANY  REPRESENTATIONS,  OTHER THAN
THOSE CONTAINED IN THIS  PROSPECTUS  SUPPLEMENT OR THE PROSPECTUS,
AND, IF GIVEN OR MADE,  SUCH  INFORMATION OR  REPRESENTATION  MUST
NOT BE RELIED UPON AS HAVING BEEN  AUTHORIZED  BY THE DEPOSITOR OR       ______________ TRUST 199_ -[ ]
BY  THE   UNDERWRITER.   THIS   PROSPECTUS   SUPPLEMENT   AND  THE
PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF
OF  AN  OFFER TO BUY, THE CERTIFICATES  OFFERED HEREBY TO ANYONE IN
ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION
IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE
ANY  SUCH  OFFER OR  SOLICITATION.  NEITHER THE SALE MADE HEREUNDER      $                        , ____%
DELIVERY OF THIS PROSPECTUS  SUPPLEMENT AND THE PROSPECTUS NOR ANY       ASSET BACKED CERTIFICATES, CLASS A
SHALL, UNDER ANY  CIRCUMSTANCES,  CREATE AN IMPLICATION THAT
INFORMATION  HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT
TO THE DATE OF THIS PROSPECTUS SUPPLEMENT OR PROSPECTUS.

                        TABLE OF CONTENTS

                                                                         $                        , ----%
                      PROSPECTUS SUPPLEMENT                              ASSET BACKED CERTIFICATES, CLASS B

Reports to Certificateholders................................S-2
Summary of Terms.............................................S-3
Risk Factors.................................................S-7
The Trust....................................................S-8         SSB VEHICLE SECURITIES INC.
The Receivables Pool.........................................S-8         DEPOSITOR
The Seller..................................................S-13
The Depositor...............................................S-13
The Servicer................................................S-13
Weighted Average Life of the Certificates...................S-13
Description of the Certificates.............................S-13
Material Federal Income Tax Consequences....................S-16
ERISA Considerations........................................S-16
Underwriting................................................S-17
Legal Opinions..............................................S-17
Index of Terms..............................................S-18

                            PROSPECTUS

Available Information......................................... 2
Incorporation of Certain Documents by Reference............... 2
Summary of Terms.............................................. 3
Risk Factors...................................................8
The Trusts....................................................12
The Receivables Pools.........................................14
Weighted Average Life of the Securities.......................16
Pool Factors and Trading Information..........................16
Use of Proceeds...............................................17
The Company...................................................18
Description of the Notes......................................18
Description of the Certificates...............................23
Certain Information Regarding the Securities..................24
Description of the Transfer and Servicing Agreements..........33
Certain Legal Aspects of the Receivables......................41
Material Federal Income Tax Consequences......................45
ERISA Considerations..........................................59
Plan of Distribution..........................................60
Legal Opinions................................................61
Index of Terms................................................62
Annex I......................................................I-1
UNTIL 90 DAYS AFTER THE DATE OF THIS  PROSPECTUS  SUPPLEMENT,  ALL                           PROSPECTUS SUPPLEMENT
DEALERS  EFFECTING  TRANSACTIONS  IN THE  CERTIFICATES  OFFERED BY
THIS PROSPECTUS  SUPPLEMENT,  WHETHER OR NOT PARTICIPATING IN THIS
DISTRIBUTION,   MAY  BE  REQUIRED  TO  DELIVER   THIS   PROSPECTUS                                          , 199
SUPPLEMENT  AND  THE  PROSPECTUS.  THIS  IS  IN  ADDITION  TO  THE
OBLIGATION OF DEALERS TO DELIVER THIS  PROSPECTUS  SUPPLEMENT  AND                           SALOMON SMITH BARNEY
THE  PROSPECTUS  WHEN ACTING AS  UNDERWRITER  AND WITH  RESPECT TO
THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

SUBJECT TO  COMPLETION,  DATED SEPTEMBER 4, 1998
PROSPECTUS

                               ASSET BACKED NOTES

                            ASSET BACKED CERTIFICATES
                            (EACH ISSUABLE IN SERIES)

                           SSB VEHICLE SECURITIES INC.

          The  Asset   Backed   Notes  (the   "NOTES")  and  the  Asset  Backed
Certificates (the "CERTIFICATES" and, together with the Notes, the "SECURITIES") described herein may be sold from time to time in one or more series, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "PROSPECTUS SUPPLEMENT"). Each series of Securities, which may include one or more classes of Notes and/or one or more classes of Certificates, will be issued by a trust to be formed with respect to such series (each, a "TRUST"). Each Trust will be formed pursuant to either (i) a Trust Agreement to be entered into between SSB Vehicle Securities Inc. (the "COMPANY") or a limited purpose finance subsidiary of the Company organized and established by the Company (each such limited purpose finance subsidiary, a "Transferor"), as depositor (the "DEPOSITOR" and the Trustee specified in the related Prospectus Supplement (the "TRUSTEE"), or
(ii) a Pooling and Servicing Agreement to be entered into among the Trustee, the Depositor and the servicer specified in the related Prospectus Supplement (the "SERVICER"). If a series of Securities includes Notes, such Notes will be issued and secured pursuant to an Indenture between the Trust and the Indenture Trustee specified in the related Prospectus Supplement (the "INDENTURE TRUSTEE") and will represent indebtedness of the related Trust. The Certificates of a series will represent fractional undivided interests in the related Trust. The related Prospectus Supplement will specify which class or classes of Notes, if any, and which class or classes of Certificates, if any, of the related series are being offered thereby. The property of each Trust will include a pool of retail installment sale contracts, retail installment loans, purchase money notes or other notes (the "RECEIVABLES") secured by new or used (i) automobiles, light-duty trucks and motorcycles and/or (ii) recreational vehicles, certain monies due or received thereunder on and after the applicable Cut-off Date set forth in the related Prospectus Supplement, security interests in the items financed thereby and certain other property, all as described herein and in the related Prospectus Supplement. In addition, if so specified in the related Prospectus Supplement, the property of the Trust will include monies on deposit in a trust account (the "PRE-FUNDING ACCOUNT") to be established with the Indenture Trustee, which will be used to purchase additional Receivables (the "SUBSEQUENT RECEIVABLES") from the Depositor from time to time during the Funding Period specified in the related Prospectus Supplement. For additional information, please see "Risk Factors--Risks Associated with Subsequent Receivables and the Pre-Funding Account" below.

          Each class of Securities of any series will represent the right to receive a specified amount of payments of principal and/or interest on the related Receivables, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. If a series includes multiple classes of Securities, the rights of one or more classes of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series. Distributions on Certificates of a series may be subordinated in priority to payments due on any related Notes to the extent described herein and in the related Prospectus Supplement. A series may include one or more classes of Notes and/or Certificates which differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. A series may include one or more classes of Notes or Certificates entitled to distributions in respect of principal with disproportionate, nominal or no interest distributions, or to interest distributions with disproportionate, nominal or no distributions in respect of principal. The rate of payment in respect of principal of any class of Notes and distributions in respect of the Certificate Balance of the Certificates of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations and repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Securities in the manner described herein and in the related Prospectus Supplement.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE 8 HEREOF AND IN THE RELATED PROSPECTUS SUPPLEMENT.

ANY NOTES OF A SERIES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES OF A SERIES REPRESENT BENEFICIAL INTERESTS IN, THE RELATED TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN, AND ARE NOT GUARANTEED OR INSURED BY, SSB VEHICLE SECURITIES INC., THE SERVICER, THE SELLER(S) OR ANY OF THEIR RESPECTIVE AFFILIATES. NONE OF THE NOTES, THE CERTIFICATES OR THE RECEIVABLES IS GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

    THESE SECURITIES HAVE NOT BEEN  APPROVED OR  DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                Retain this Prospectus for future reference. This
                Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a
                             Prospectus Supplement.

                   , 199

                              AVAILABLE INFORMATION

         SSB Vehicle Securities Inc. (the "COMPANY") has filed with the Securities and Exchange Commission (the "COMMISSION") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "REGISTRATION STATEMENT") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to the Notes and the Certificates offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including SSB Vehicle Securities Inc., that file electronically with the Commission.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the Company on behalf of the Trust referred to in the accompanying Prospectus Supplement, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities offered by such Trust shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Company will provide without charge to each person, including any beneficial owner of Securities, to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein or in any related Prospectus Supplement by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to Chris Hawke, SSB Vehicle Securities Inc., Seven World Trade Center, New York, New York 10048; telephone 212-783-7000.

                                SUMMARY OF TERMS

The following summary is qualified by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Securities of any series contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Securities. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus on the pages indicated in the "Index of Terms".

Issuer...........................
                                                  With  respect to each  series
                                                  of Securities, the trust (the
                                                  "TRUST" or the  "ISSUER")  to
                                                  be formed  pursuant to either
                                                  a Trust Agreement (as amended
                                                  and supplemented from time to
                                                  time,  a  "TRUST  AGREEMENT")
                                                  among the  Depositor  and the
                                                  trustee   specified   in  the
                                                  related Prospectus Supplement
                                                  (the  "TRUSTEE")  and,  if so
                                                  specified   in  the   related
                                                  Prospectus   Supplement,    a
                                                  limited purpose  affiliate of
                                                  the   Seller   (the   "SELLER
                                                  AFFILIATE")  or a Pooling and
                                                  Servicing    Agreement    (as
                                                  amended and supplemented from
                                                  time to time,  a "POOLING AND
                                                  SERVICING  AGREEMENT")  among
                                                  the  Trustee,  the  Depositor
                                                  and the servicer specified in
                                                  the    related     Prospectus
                                                  Supplement (the "SERVICER").

Company..........................
                                                  SSB Vehicle  Securities  Inc.
                                                  (the  "COMPANY").   See  "The
                                                  Company".

Depositor........................
                                                  With  respect to each  series
                                                  of  Securities,   either  the
                                                  Company or a limited  purpose
                                                  finance   subsidiary  of  the
                                                  Company  (each  such  limited
                                                  purpose finance subsidiary, a
                                                  "TRANSFEROR").

Seller(s)........................
                                                  With  respect to each  series
                                                  of Securities,  the Seller(s)
                                                  will  be   specified  in  the
                                                  related            Prospectus
                                                  Supplement.

Servicer.........................
                                                  With  respect to each  series
                                                  of  Securities,  the Servicer
                                                  will  be   specified  in  the
                                                  related            Prospectus
                                                  Supplement.

Trustee..........................
                                                  With  respect to each  series
                                                  of  Securities,  the  Trustee
                                                  will  be   specified  in  the
                                                  related            Prospectus
                                                  Supplement.

Indenture Trustee................
                                                  With     respect    to    any
                                                  applicable      series     of
                                                  Securities,   the   Indenture
                                                  Trustee  will be specified in
                                                  the    related     Prospectus
                                                  Supplement.

The Notes........................
                                                  A series  of  Securities  may
                                                  include  one or more  classes
                                                  of  Notes,   which   will  be
                                                  issued    pursuant    to   an
                                                  Indenture  between  the Trust
                                                  and the Indenture Trustee (as
                                                  amended and supplemented from
                                                  time     to     time,      an
                                                  "INDENTURE").   The   related
                                                  Prospectus   Supplement  will
                                                  specify    which   class   or
                                                  classes,  if any, of Notes of
                                                  the related  series are being
                                                  offered    thereby.

                                                  Unless otherwise specified in
                                                  the    related     Prospectus
                                                  Supplement,   Notes  will  be
                                                  available   for  purchase  in
                                                  minimum    denominations   of
                                                  $1,000 and will be  available
                                                  in   book-entry   form  only.
                                                  Unless otherwise specified in
                                                  the    related     Prospectus
                                                  Supplement,  Noteholders will
                                                  be able to receive Definitive
                                                  Notes  only  in  the  limited
                                                  circumstances       described
                                                  herein  or  in  the   related
                                                  Prospectus  Supplement.   See
                                                  "Certain          Information
                                                  Regarding  the   Securities--
                                                  Definitive--Securities".

                                                  Except  in  the  case  of any
                                                  Strip   Notes   (as   defined
                                                  below),  each  class of Notes
                                                  will have a stated  principal
                                                  amount and will bear interest
                                                  at a specified  rate or rates
                                                  (with  respect  to each class
                                                  of   Notes,   the   "INTEREST
                                                  RATE").  Each  class of Notes
                                                  may have a different Interest
                                                  Rate,  which  may be a fixed,
                                                  variable    or     adjustable
                                                  Interest    Rate,    or   any
                                                  combination of the foregoing.
                                                  The    related     Prospectus
                                                  Supplement  will  specify the
                                                  Interest  Rate, or the method
                                                  for  determining the Interest
                                                  Rate,   for  each   class  of
                                                  Notes.

                                                  With respect to a series that
                                                  includes  two or more classes
                                                  of  Notes,   each  class  may
                                                  differ as to the  timing  and
                                                  priority     of     payments,
                                                  seniority,   allocations   of
                                                  losses,   Interest   Rate  or
                                                  amount   of    payments    of
                                                  principal  or  interest,   or
                                                  payments  of   principal   or
                                                  interest  in  respect  of any
                                                  such class or classes  may or
                                                  may  not  be  made  upon  the
                                                  occurrence    of    specified
                                                  events  or on  the  basis  of
                                                  collections  from  designated
                                                  portions  of the  Receivables
                                                  Pool.

                                                  In  addition,  a  series  may
                                                  include  one or more  classes
                                                  of  Notes   ("STRIP   NOTES")
                                                  entitled  to  (i)   principal
                                                  payments                 with
                                                  disproportionate,  nominal or
                                                  no interest  payments or (ii)
                                                  interest     payments    with
                                                  disproportionate,  nominal or
                                                  no principal payments.

                                                  If the Servicer exercises its
                                                  option   to   purchase    the
                                                  Receivables  of a Trust  (or,
                                                  if  not  and,  if  and to the
                                                  extent    provided   in   the
                                                  related            Prospectus
                                                  Supplement, satisfactory bids
                                                  for  the   purchase  of  such
                                                  Receivables are received), in
                                                  the   manner   and   on   the
                                                  respective      terms     and
                                                  conditions   described  under
                                                  "Description  of the Transfer
                                                  and  Servicing   Agreements--
                                                  Termination", the outstanding
                                                  Notes will be redeemed as set
                                                  forth    in    the    related
                                                  Prospectus   Supplement.   In
                                                  addition,   if  the   related
                                                  Prospectus         Supplement
                                                  provides that the property of
                                                  a  Trust   will   include   a
                                                  Pre-Funding  Account (as such
                                                  term   is   defined   in  the
                                                  related            Prospectus
                                                  Supplement,  the "PRE-FUNDING
                                                  ACCOUNT"),    one   or   more
                                                  classes  of  the  outstanding
                                                  Notes  may  be   subject   to
                                                  partial   redemption   on  or
                                                  immediately following the end
                                                  of  the  Funding  Period  (as
                                                  such term is  defined  in the
                                                  related            Prospectus
                                                  Supplement,    the   "FUNDING
                                                  PERIOD")  in  an  amount  and
                                                  manner   specified   in   the
                                                  related            Prospectus
                                                  Supplement.  In the  event of
                                                  such partial redemption,  the
                                                  Noteholders  may be  entitled
                                                  to   receive   a   prepayment
                                                  premium  from the  Trust,  in
                                                  the  amount and to the extent
                                                  provided   in   the   related
                                                  Prospectus Supplement.

The Certificates.................                 A series may  include  one or
                                                  more classes of  Certificates
                                                  and  may  not   include   any
                                                  Notes. The related Prospectus
                                                  Supplement will specify which
                                                  class or classes,  if any, of
                                                  the  Certificates  are  being
                                                  offered    thereby.

                                                  Unless otherwise specified in
                                                  the    related     Prospectus
                                                  Supplement, Certificates will
                                                  be available  for purchase in
                                                  a  minimum   denomination  of
                                                  $1,000 and will be  available
                                                  in   book-entry   form  only.
                                                  Unless otherwise specified in
                                                  the    related     Prospectus
                                                  Supplement, Certificateholders
                                                  will  be   able  to   receive
                                                  Definitive  Certificates only
                                                  in the limited  circumstances
                                                  described  herein  or in  the
                                                  related Prospectus Supplement.
                                                  See   "Certain    Information
                                                  Regarding  the   Securities--
                                                  Definitive Securities".

                                                  Except  in  the  case  of any
                                                  Strip     Certificates    (as
                                                  defined below), each class of
                                                  Certificates   will   have  a
                                                  stated  Certificate   Balance
                                                  specified   in  the   related
                                                  Prospectus   Supplement  (the
                                                  "CERTIFICATE   BALANCE")  and
                                                  will accrue  interest on such
                                                  Certificate   Balance   at  a
                                                  specified  rate (with respect
                                                  to     each      class     of
                                                  Certificates,    the    "PASS
                                                  THROUGH RATE"). Each class of
                                                  Certificates   may   have   a
                                                  different  Pass Through Rate,
                                                  which   may   be   a   fixed,
                                                  variable or  adjustable  Pass
                                                  Through    Rate,    or    any
                                                  combination of the foregoing.
                                                  The    related     Prospectus
                                                  Supplement  will  specify the
                                                  Pass  Through  Rate,  or  the
                                                  method  for  determining  the
                                                  Pass Through  Rate,  for each
                                                  class of  Certificates.

                                                  With respect to a series that
                                                  includes  two or more classes
                                                  of  Certificates,  each class
                                                  may  differ as to timing  and
                                                  priority  of   distributions,
                                                  seniority,   allocations   of
                                                  losses,  Pass Through Rate or
                                                  amount  of  distributions  in
                                                  respect   of   principal   or
                                                  interest, or distributions in
                                                  respect   of   principal   or
                                                  interest  in  respect  of any
                                                  such class or classes  may or
                                                  may  not  be  made  upon  the
                                                  occurrence    of    specified
                                                  events  or on  the  basis  of
                                                  collections  from  designated
                                                  portions  of the  Receivables
                                                  Pool.  In addition,  a series
                                                  may   include   one  or  more
                                                  classes    of    Certificates
                                                  ("STRIP        CERTIFICATES")
                                                  entitled to (i) distributions
                                                  in respect of principal  with
                                                  disproportionate,  nominal or
                                                  no interest  distributions or
                                                  (ii)  interest  distributions
                                                  with        disproportionate,
                                                  nominal  or no  distributions
                                                  in respect of principal.

                                                  If  a  series  of  securities
                                                  includes  classes  of  Notes,
                                                  distributions  in  respect of
                                                  the   Certificates   may   be
                                                  subordinated  in  priority of
                                                  payment  to  payments  on the
                                                  Notes to the extent specified
                                                  in  the  related   Prospectus
                                                  Supplement.

                                                  If the Servicer exercises its
                                                  option   to   purchase    the
                                                  Receivables  of a Trust  (or,
                                                  if  not,  and  if  and to the
                                                  extent    provided   in   the
                                                  related            Prospectus
                                                  Supplement, satisfactory bids
                                                  for  the   purchase  of  such
                                                  Receivables are received), in
                                                  the   manner   and   on   the
                                                  respective      terms     and
                                                  conditions   described  under
                                                  "Description  of the Transfer
                                                  and                 Servicing
                                                  Agreements--Termination",
                                                  Certificateholders       will
                                                  receive  as a  prepayment  an
                                                  amount  in   respect  of  the
                                                  Certificates  as specified in
                                                  the    related     Prospectus
                                                  Supplement.  In addition,  if
                                                  the    related     Prospectus
                                                  Supplement  provides that the
                                                  property   of  a  Trust  will
                                                  include     a     Pre-Funding
                                                  Account,   Certificateholders
                                                  may    receive    a   partial
                                                  prepayment of principal on or
                                                  immediately following the end
                                                  of the  Funding  Period in an
                                                  amount and  manner  specified
                                                  in  the  related   Prospectus
                                                  Supplement.  In the  event of
                                                  such partial prepayment,  the
                                                  Certificateholders   may   be
                                                  entitled    to    receive   a
                                                  prepayment  premium  from the
                                                  Trust,  in the  amount and to
                                                  the  extent  provided  in the
                                                  related            Prospectus
                                                  Supplement.

The Trust Property...............                 The  property  of each  Trust
                                                  will include a pool of retail
                                                  installment  sale  contracts,
                                                  retail   installment   loans,
                                                  purchase money notes or other
                                                  notes   (the   "RECEIVABLES")
                                                  secured  by new or  used  (i)
                                                  automobiles,       light-duty
                                                  trucks and  motorcycles  (the
                                                  "FINANCED  MOTOR   VEHICLES")
                                                  and/or   (ii)    recreational
                                                  vehicles    (the    "FINANCED
                                                  RECREATIONAL      VEHICLES"),
                                                  including  rights to  receive
                                                  certain  payments  made  with
                                                  respect to such  Receivables,
                                                  security   interests  in  the
                                                  Financed  Motor  Vehicles and
                                                  Financed         Recreational
                                                  Vehicles  (collectively,  the
                                                  "FINANCED VEHICLES") financed
                                                  thereby, certain accounts and
                                                  the proceeds  thereof and any
                                                  proceeds   from   claims   on
                                                  certain   related   insurance
                                                  policies.  On or prior to the
                                                  Closing Date specified in the
                                                  related Prospectus Supplement
                                                  with respect to a Trust,  the
                                                  Seller(s)    will   sell   or
                                                  transfer   Receivables   (the
                                                  "INITIAL RECEIVABLES") having
                                                  an    aggregate     principal
                                                  balance   specified   in  the
                                                  related Prospectus Supplement
                                                  as  of  the  dates  specified
                                                  therein (the "INITIAL CUT-OFF
                                                  DATE") to the Depositor,  and
                                                  the  Depositor  will transfer
                                                  the  Initial  Receivables  to
                                                  such  Trust  on  the  Closing
                                                  Date  pursuant  to  either  a
                                                  Sale and Servicing  Agreement
                                                  among  the   Depositor,   the
                                                  Servicer  and the Trustee (as
                                                  amended and supplemented from
                                                  time to  time,  a  "SALE  AND
                                                  SERVICING  AGREEMENT") or, if
                                                  the Trust is to be treated as
                                                  a grantor  trust for  federal
                                                  income  tax   purposes,   the
                                                  related Pooling and Servicing
                                                  Agreement      among      the
                                                  Depositor,  the  Servicer and
                                                  the Trustee.  The property of
                                                  each Trust will also  include
                                                  amounts on deposit in certain
                                                  trust accounts, including the
                                                  related  Collection  Account,
                                                  any Pre-Funding  Account, any
                                                  Reserve Account and any other
                                                  account   identified  in  the
                                                  applicable         Prospectus
                                                  Supplement.

                                                  To the extent provided in the
                                                  related            Prospectus
                                                  Supplement,   the   Seller(s)
                                                  will  be  obligated  (subject
                                                  only   to  the   availability
                                                  thereof)   to   sell  to  the
                                                  Depositor   which   will   be
                                                  obligated   to  purchase  and
                                                  sell  to the  related  Trust,
                                                  and such  Trust  will then be
                                                  obligated     to     purchase
                                                  (subject to the  satisfaction
                                                  of     certain     conditions
                                                  described  in the  applicable
                                                  Sale and Servicing  Agreement
                                                  or  Pooling   and   Servicing
                                                  Agreement),        additional
                                                  Receivables  (the "SUBSEQUENT
                                                  RECEIVABLES")  from  time  to
                                                  time (as frequently as daily)
                                                  during  the  Funding   Period
                                                  specified   in  the   related
                                                  Prospectus  Supplement having
                                                  an    aggregate     principal
                                                  balance  approximately  equal
                                                  to the  amount on  deposit in
                                                  the Pre-Funding  Account (the
                                                  "PRE-FUNDED  AMOUNT") on such
                                                  Closing Date. With respect to
                                                  any  Trust   that  is  to  be
                                                  treated  as a  grantor  trust
                                                  for   federal    income   tax
                                                  purposes, the Funding Period,
                                                  if any,  will not  exceed the
                                                  period  of 90 days  after the
                                                  Closing   Date,    and   with
                                                  respect  to any  other  Trust
                                                  will not exceed the period of
                                                  one year  after  the  Closing
                                                  Date.  With  respect  to each
                                                  Trust, the Pre-Funded  Amount
                                                  on the Closing  Date will not
                                                  exceed  25% of the  aggregate
                                                  initial  principal balance of
                                                  the      Securities.

                                                  The Receivables arise or will
                                                  arise from  loans  originated
                                                  by    motor    vehicle    and
                                                  recreational  vehicle dealers
                                                  (the      "Dealers")      and
                                                  purchased,     directly    or
                                                  indirectly,  by  a  Seller(s)
                                                  and  sold  to the  Depositor.
                                                  The   Receivables   will   be
                                                  selected  from the  contracts
                                                  and   loans    owned   by   a
                                                  Seller(s)  or  the  Depositor
                                                  based    on   the    criteria
                                                  specified  in  the  Sale  and
                                                  Servicing  Agreement  or  the
                                                  Pooling     and     Servicing
                                                  Agreement, as applicable, and
                                                  described  herein  and in the
                                                  related Prospectus Supplement.

Credit and Cash Flow
   Enhancement......................              If   and   to   the    extent
                                                  specified   in  the   related
                                                  Prospectus Supplement, credit
                                                  Enhancement   and  cash  flow
                                                  enhancement with respect to a
                                                  Trust or any class or classes
                                                  of Securities may include any
                                                  one or more of the following:
                                                  subordination  of one or more
                                                  other classes of  Securities,
                                                  a      Reserve       Account,
                                                  overcollateralization,
                                                  letters of credit,  credit or
                                                  liquidity facilities,  surety
                                                  bonds,  guaranteed investment
                                                  contracts,   swaps  or  other
                                                  interest   rate    protection
                                                  agreements,        repurchase
                                                  obligations, yield supplement
                                                  agreements or accounts, other
                                                  agreements  with  respect  to
                                                  third party payments or other
                                                  support,   cash  deposits  or
                                                  other  arrangements.   Unless
                                                  otherwise  specified  in  the
                                                  related            Prospectus
                                                  Supplement,   any   form   of
                                                  credit     or    cash    flow
                                                  enhancement will have certain
                                                  limitations   and  exclusions
                                                  from   coverage   thereunder,
                                                  which  will be  described  in
                                                  the    related     Prospectus
                                                  Supplement.

Transfer and Servicing Agreements                 With  respect to each  Trust,
                                                  the  Seller   will  sell  the
                                                  related  Receivables  to  the
                                                  Depositor,  which,  in  turn,
                                                  will    sell   the    related
                                                  Receivables   to  such  Trust
                                                  pursuant   to  a   Sale   and
                                                  Servicing   Agreement   or  a
                                                  Pooling     and     Servicing
                                                  Agreement.   The  rights  and
                                                  benefits of any Trust under a
                                                  Sale and Servicing  Agreement
                                                  will  be   assigned   to  the
                                                  Indenture      Trustee     as
                                                  collateral  for the  Notes of
                                                  the   related   series.   The
                                                  Servicer will agree with such
                                                  Trust to be  responsible  for
                                                  servicing,          managing,
                                                  maintaining  custody  of  and
                                                  making   collections  on  the
                                                  Receivables.  If so specified
                                                  in  the  related   Prospectus
                                                  Supplement,     the    person
                                                  specified      therein     as
                                                  Administrator  will undertake
                                                  certain administrative duties
                                                  under    an    Administration
                                                  Agreement with respect to any
                                                  Trust that has issued  Notes,
                                                  which duties,  in the absence
                                                  of an Administrator, would be
                                                  performed  for such  Trust by
                                                  the related Indenture Trustee
                                                  or by the  Depositor.  Unless
                                                  otherwise  specified  in  the
                                                  related            Prospectus
                                                  Supplement, the Servicer will
                                                  advance  scheduled   payments
                                                  under    each     Precomputed
                                                  Receivable  which  shall  not
                                                  have  been   timely  made  (a
                                                  "PRECOMPUTED   ADVANCE"),  to
                                                  the extent that the Servicer,
                                                  in   its   sole   discretion,
                                                  expects    to   recoup    the
                                                  Precomputed    Advance   from
                                                  subsequent   payments  on  or
                                                  with    respect    to    such
                                                  Receivable   or  from   other
                                                  Precomputed Receivables. With
                                                  respect  to  Simple  Interest
                                                  Receivables,   the   Servicer
                                                  shall  advance  any  interest
                                                  shortfall (a "SIMPLE INTEREST
                                                  ADVANCE" and, together with a
                                                  Precomputed    Advance,    an
                                                  "ADVANCE").    The   Servicer
                                                  shall    be    entitled    to
                                                  reimbursement   of   Advances
                                                  from  subsequent  payments on
                                                  or   with   respect   to  the
                                                  Receivables   to  the  extent
                                                  described  herein  and in the
                                                  related            Prospectus
                                                  Supplement.  Unless otherwise
                                                  provided   in   the   related
                                                  Prospectus  Supplement,   the
                                                  Depositor  will be  obligated
                                                  to repurchase  any Receivable
                                                  from  the   Trust,   and  the
                                                  related    Seller   will   be
                                                  obligated  to  simultaneously
                                                  repurchase   such  Receivable
                                                  from  the  Depositor,  if the
                                                  interest  of  the  applicable
                                                  Trust in such  Receivable  is
                                                  materially adversely affected
                                                  by   a    breach    of    any
                                                  representation   or  warranty
                                                  made  by  such   Seller  with
                                                  respect to the Receivable, if
                                                  the breach has not been cured
                                                  following the discovery by or
                                                  notice to such Seller and the
                                                  Depositor  of the breach.  If
                                                  so  specified  in the related
                                                  Prospectus  Supplement,   the
                                                  related    Seller    or   the
                                                  Depositor  will be permitted,
                                                  in a  circumstance  where  it
                                                  would  otherwise  be required
                                                  to repurchase a Receivable as
                                                  described  in  the  preceding
                                                  sentence,      to     instead
                                                  substitute    a    comparable
                                                  Receivable for the Receivable
                                                  otherwise           requiring
                                                  repurchase,     subject    to
                                                  certain     conditions    and
                                                  eligibility  criteria for the
                                                  substitute  to be  summarized
                                                  in  the  related   Prospectus
                                                  Supplement.  Unless otherwise
                                                  provided   in   the   related
                                                  Prospectus  Supplement,   the
                                                  Servicer will be obligated to
                                                  purchase  or  make   Advances
                                                  with     respect    to    any
                                                  Receivable  if,  among  other
                                                  things,  it extends  the date
                                                  for  final   payment  by  the
                                                  Obligor  of  such  Receivable
                                                  beyond the  applicable  Final
                                                  Scheduled  Maturity  Date (as
                                                  defined   in   the    related
                                                  Prospectus  Supplement,   the
                                                  "FINAL   SCHEDULED   MATURITY
                                                  DATE"),  changes  the  annual
                                                  percentage  rate  ("APR")  or
                                                  amount of a scheduled payment
                                                  of such  Receivable  or fails
                                                  to   maintain   a   perfected
                                                  security   interest   in  the
                                                  related   Financed   Vehicle.

                                                  Unless otherwise specified in
                                                  the    related     Prospectus
                                                  Supplement, the Servicer will
                                                  be  entitled to receive a fee
                                                  for servicing the Receivables
                                                  of  each  Trust  equal  to  a
                                                  specified  percentage  of the
                                                  aggregate  principal  balance
                                                  of  the  related  Receivables
                                                  Pool,  as  set  forth  in the
                                                  related            Prospectus
                                                  Supplement, plus certain late
                                                  fees,  prepayment charges and
                                                  other  administrative fees or
                                                  similar     charges.      See
                                                  "Description  of the Transfer
                                                  and                 Servicing
                                                  Agreements--Servicing
                                                  Compensation  and  Payment of
                                                  Expenses"  herein  and in the
                                                  related            Prospectus
                                                  Supplement.

Certain Legal Aspects of the
  Receivables; Repurchase
  Obligations......................               In  connection  with the sale
                                                  of  Receivables  to a  Trust,
                                                  security     interests     in
                                                  Receivables;       Repurchase
                                                  Obligations    the   Financed
                                                  Vehicles     securing    such
                                                  Receivables will be assigned,
                                                  directly  or  indirectly,  by
                                                  the  related  Dealer  to  the
                                                  Seller(s)    and    by    the
                                                  Seller(s)  to  the  Depositor
                                                  and by the  Depositor to such
                                                  Trust. Due to  administrative
                                                  burden   and   expense,   the
                                                  certificates  of title to the
                                                  Financed  Motor  Vehicles and
                                                  those  Financed  Recreational
                                                  Vehicles  financed  in states
                                                  where  security  interests in
                                                  recreational   vehicles   are
                                                  subject  to   certificate  of
                                                  title  statutes  will  not be
                                                  amended to  reflect  any such
                                                  assignments,    the   Uniform
                                                  Commercial    Code    ("UCC")
                                                  financing    statements    in
                                                  respect  of  those   Financed
                                                  Recreational         Vehicles
                                                  financed   in  states   where
                                                  security     interests     in
                                                  recreational   vehicles   are
                                                  perfected  by  filing a UCC-1
                                                  financing  statement will not
                                                  be amended  to  reflect  such
                                                  assignments.  In the  absence
                                                  of  such   procedures,   such
                                                  Trust    may   not   have   a
                                                  perfected  security  interest
                                                  in the  Financed  Vehicles in
                                                  some  states.  If such  Trust
                                                  does  not  have  a  perfected
                                                  security    interest   in   a
                                                  Financed Vehicle, its ability
                                                  to realize  on such  Financed
                                                  Vehicle  in  the  event  of a
                                                  default   may  be   adversely
                                                  affected.  To the  extent the
                                                  security      interest     is
                                                  perfected,  such  Trust  will
                                                  have  a  prior   claim   over
                                                  subsequent purchasers of such
                                                  Financed  Vehicle and holders
                                                  of   subsequently   perfected
                                                  security interests.  However,
                                                  as against  liens for repairs
                                                  of a Financed  Vehicle or for
                                                  taxes  unpaid  by an  Obligor
                                                  under   a   Receivable,    or
                                                  because     of    fraud    or
                                                  negligence,  such Trust could
                                                  lose  the   priority  of  its
                                                  security   interest   or  its
                                                  security    interest   in   a
                                                  Financed Vehicle.

                                                  Federal  and  state  consumer
                                                  protection     laws    impose
                                                  requirements  upon  creditors
                                                  in connection with extensions
                                                  of credit and  collections of
                                                  retail installment loans, and
                                                  certain of these laws make an
                                                  assignee   of   such  a  loan
                                                  liable to the obligor thereon
                                                  for  any   violation  by  the
                                                  lender.    Unless   otherwise
                                                  specified   in  the   related
                                                  Prospectus  Supplement,   the
                                                  Depositor  will be  obligated
                                                  to repurchase  from the Trust
                                                  and the  related  Seller will
                                                  be        obligated        to
                                                  simultaneously     repurchase
                                                  from   the    Depositor   any
                                                  Receivable   which  fails  to
                                                  comply        with       such
                                                  requirements. The Depositor's
                                                  obligation   to   make   such
                                                  repurchase is contingent upon
                                                  the related Seller performing
                                                  its  obligation to repurchase
                                                  such   Receivable   from  the
                                                  Depositor  on account of such
                                                  failure.

Tax Status.......................                 Owner Trust

                                                  Unless     the     Prospectus
                                                  Supplement specifies that the
                                                  related Trust will be treated
                                                  as a grantor trust, it is the
                                                  opinion  of  Tax  Counsel  to
                                                  such Trust  that for  federal
                                                  income tax purposes:  (i) all
                                                  or certain  specified classes
                                                  of Notes of such  series will
                                                  be  characterized as debt and
                                                  (ii) such  Trust  will not be
                                                  characterized      as      an
                                                  association  (or  a  publicly
                                                  traded  partnership)  taxable
                                                  as a corporation.  In respect
                                                  of  any  such  series,   each
                                                  Noteholder, by the acceptance
                                                  of a  Note  of  such  series,
                                                  will agree to treat such Note
                                                  as  indebtedness,   and  each
                                                  Certificateholder,   by   the
                                                  acceptance  of a  Certificate
                                                  of such series, will agree to
                                                  treat   such   Trust   as   a
                                                  partnership   in  which  such
                                                  Certificateholder     is    a
                                                  partner  for  federal  income
                                                  and    state    income    tax
                                                  purposes.         Alternative
                                                  characterizations   of   such
                                                  Trust  and such  Certificates
                                                  are  possible,  but would not
                                                  result in materially  adverse
                                                  tax      consequences      to
                                                  Certificateholders.       See
                                                  "Material  Federal Income Tax
                                                  Consequences--Trusts      for
                                                  Which a Partnership  Election
                                                  is  Made"   herein.

                                                  Grantor Trust

                                                  If the Prospectus  Supplement
                                                  specifies  that  the  related
                                                  Trust  will be  treated  as a
                                                  grantor  trust,   it  is  the
                                                  opinion  of  Tax  Counsel  to
                                                  such  Trust  that such  Trust
                                                  will be  treated as a grantor
                                                  trust for federal  income tax
                                                  purposes   and  will  not  be
                                                  subject  to  federal   income
                                                  tax.  See--"Material  Federal
                                                  Income                    Tax
                                                  Consequences--Trusts  Treated
                                                  as a Grantor Trust" herein.

                                                  FASIT

                                                  If the Prospectus  Supplement
                                                  specifies  that  the  related
                                                  Trust  will be  treated  as a
                                                  financial               asset
                                                  securitization     investment
                                                  trust  ("FASIT"),  it is  the
                                                  opinion of Tax  Counsel  that
                                                  such   Trust   will   on  the
                                                  startup  date  qualify  as  a
                                                  FASIT and its proposed method
                                                  of  operation  will enable it
                                                  to   continue   to  meet  the
                                                  requirements              for
                                                  qualification and taxation as
                                                  a  FASIT   under   the   Code
                                                  assuming   a   timely   FASIT
                                                  election  is  made.  Based on
                                                  the  foregoing  and  assuming
                                                  compliance      with      the
                                                  Transaction        Documents,
                                                  certain  of  the   Securities
                                                  will   qualify   as   regular
                                                  interests    in    a    FASIT
                                                  ("REGULAR  SECURITIES") which
                                                  will  generally be treated as
                                                  debt for U.S.  federal income
                                                  tax purposes.  The beneficial
                                                  owners   of   FASIT   Regular
                                                  Securities  will be  required
                                                  to   include   the   interest
                                                  payable on such FASIT Regular
                                                  Securities in gross income as
                                                  such    interest     accrues,
                                                  regardless   of  the  regular
                                                  method of tax  accounting and
                                                  in  advance of receipt of the
                                                  cash   attributable  to  such
                                                  interest     income.      See
                                                  "Material  Federal Income Tax
                                                  Consequences  --  Trusts  for
                                                  which  a  FASIT  Election  is
                                                  Made" herein.

ERISA Considerations.............                 Subject to the considerations
                                                  discussed     under    "ERISA
                                                  Considerations" herein and in
                                                  the    related     Prospectus
                                                  Supplement,     and    unless
                                                  otherwise  specified therein,
                                                  any Notes of a series and any
                                                  Certificates  that are issued
                                                  by a Trust  that is a grantor
                                                  trust     and     are     not
                                                  subordinated   to  any  other
                                                  class  of  Certificates   are
                                                  eligible   for   purchase  by
                                                  employee    benefit    plans.
                                                  Unless otherwise specified in
                                                  the    related     Prospectus
                                                  Supplement,  the Certificates
                                                  of  any   series   that   are
                                                  subordinated   to  any  other
                                                  Security  of that  series may
                                                  not   be   acquired   by  any
                                                  employee benefit plan subject
                                                  to  the  Employee  Retirement
                                                  Income  Security Act of 1974,
                                                  as amended  ("ERISA"),  or by
                                                  any   individual   retirement
                                                  account.      See      "ERISA
                                                  Considerations" herein and in
                                                  the    related     Prospectus
                                                  Supplement.

                                  RISK FACTORS

 CERTAIN LEGAL ASPECTS--SECURITY INTERESTS IN FINANCED VEHICLES MAY BE LIMITED.

         TRUSTS MAY NOT HAVE A PERFECTED SECURITY INTEREST IN CERTAIN FINANCED VEHICLES. In connection with the sale of Receivables to a Trust, security interests in the Financed Vehicles securing such Receivables will be, or will have been, assigned by the Seller(s) to the Depositor and by the Depositor to such Trust simultaneously with the sale of such Receivables to such Trust. Due to administrative burden and expense, (i) the certificates of title to the Financed Motor Vehicles and those Financed Recreational Vehicles financed in states where security interests in recreational vehicles, are subject to certificate of title statutes will not be amended to reflect such assignments, and (ii) UCC financing statements in respect of those Financed Recreational Vehicles financed in states where security interests in recreational vehicles are perfected by filing a UCC-1 financing statement will not be amended to reflect such assignments. In the absence of such procedures, such Trust may not have a perfected security interest in the Financed Vehicles in some states.

         Unless otherwise provided in the related Prospectus Supplement, the Depositor will be obligated to repurchase from the related Trust and the related Seller will be obligated simultaneously to repurchase from the Depositor any Receivable sold to such Trust as to which a perfected security interest in the name of the related Seller in the Financed Vehicle securing such Receivable shall not exist as of the date such Receivable is transferred to such Trust, if such failure shall materially adversely affect the interest of such Trust in such Receivable and if such failure shall not have been cured by the last day of the second month following the discovery by or notice to the Seller(s) of such breach. The Depositor's obligation to make such repurchase is contingent upon the related Seller performing its obligation to repurchase such Receivable from the Depositor on account of such failure. Moreover, such repurchase obligations will not address or remedy the circumstance where a perfected security interest in the name of the related Seller in the Financed Vehicle securing a Receivable has not been perfected in the related Trust as a result of the absence of the procedures described in the preceding paragraph or for any other reason. If such Trust does not have a perfected security interest in a Financed Vehicle, its ability to realize on such Financed Vehicle in the event of a default may be adversely affected and, as a result, the amount available for distribution to the Securityholders may be adversely affected.

         CERTAIN LIENS WILL HAVE PRIORITY OVER A PERFECTED SECURITY INTEREST. To the extent the security interest is perfected, such Trust will have a prior claim over subsequent purchasers of such Financed Vehicle and holders of subsequently perfected security interests. However, as against liens for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable, or through fraud or negligence, such Trust could lose the priority of its security interest or its security interest in a Financed Vehicle. None of the Seller(s), the Servicer or the Depositor will have any obligation to repurchase a Receivable as to which any of the aforementioned occurrences result in such Trust's losing the priority of its security interest or its security interest in such Financed Vehicle after the date such security interest was conveyed to such Trust. See "Certain Legal Aspects of the Receivables--Security Interest in Vehicles" herein.

         CERTAIN LEGAL ASPECTS--SECURITY INTEREST IN RECEIVABLES MAY BE LIMITED. The Receivables will be treated by each Trust as "chattel paper" as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to a security interest in chattel paper. Perfection of a security interest in chattel paper may generally be made by filing UCC-1 financing statements in respect thereof or by possession of the chattel paper. In order to protect each Trust's ownership or security interest in its Receivables, the Depositor will file UCC-1 financing statements with the appropriate authorities in the States of New York and Delaware and any other states deemed advisable by the Depositor to give notice of such Trust's ownership interest (and any related Indenture Trustee's security interest) in the Receivables and proceeds thereof. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer will be appointed Custodian of the Receivables by the Trustee and the Servicer will otherwise be obligated to maintain the perfection of the interest of each Trust and any related Indenture Trustee in the Receivables. The filing of UCC-1 financing statements as described above and possession of the chattel paper by the Servicer will reduce but not eliminate the risks involved in perfection. A trust could lose priority of its security interest in the Receivables to certain liens arising by operation of law or in certain cases by fraud or negligence. Moreover, if the Servicer should lose or inadvertently give up possession of the chattel paper, a good faith purchaser of the chattel paper without knowledge who gives new value and takes possession of it in the ordinary course of such purchaser's business has priority over a security interest
(including an ownership interest) in the chattel paper that is perfected by filing UCC-1 financing statements.

         CERTAIN LEGAL ASPECTS--CONSUMER PROTECTION LAWS MAY REDUCE PAYMENTS TO SECURITYHOLDERS. Federal and state consumer protection laws impose requirements upon creditors in connection with extensions of credit and collections of retail installment loans and certain of these laws make an assignee of such a loan (such as a Trust) liable to the obligor thereon for any violation by the lender. The application of such laws could render a Receivable unenforceable or otherwise uncollectible. The inability of a Trust to realize amounts would in respect of such Receivable could adversely affect the amount available for distribution to the Securityholders. Unless otherwise specified in the related Prospectus Supplement, the Depositor will be obligated to repurchase from the Trust and the related Seller will be obligated to simultaneously repurchase from the Depositor any Receivable which fails to comply with such requirements. The Depositor's obligation to make such repurchase is contingent upon the related Seller performing its obligation to repurchase such Receivable from the Depositor on account of such failure. See "Certain Legal Aspects of the Receivables--Consumer Protection Laws" herein.

         CERTAIN LEGAL ASPECTS--INSOLVENCY MAY RESULT IN DELAYS OR REDUCTIONS OF PAYMENTS TO SECURITYHOLDERS. Each Seller will represent and warrant that the transfer of Receivables by it to the Depositor will constitute a sale. In addition, the Depositor intends that the transfer of Receivables by it to the Trust will constitute a sale.

         CONSIDERATIONS RELATING TO THE INSOLVENCY OF A NONBANK SELLER OR THE DEPOSITOR. If either a Seller other than a Bank Seller (a "NONBANK SELLER") or the Depositor were to become a debtor in a bankruptcy case (or if the parent of either were to become a debtor in a bankruptcy case and the assets of the Nonbank Seller or Depositor, as applicable, were consolidated with those of its parent) and a creditor or trustee-in-bankruptcy of such debtor or such debtor itself were to take the position that the transfer of Receivables to the Depositor or such Trust, as the case may be, should, notwithstanding the intent of the parties that it be treated as a sale, instead be treated as a pledge of such Receivables to secure a borrowing of such debtor, delays in payments of collections of Receivables to the related Securityholders could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amounts of such payments could result. If the transfer of Receivables by a Nonbank Seller to the Depositor or by the Depositor to a Trust is treated as a pledge instead of a sale, a tax or government lien on the property of the Nonbank Seller or the Depositor, as applicable, arising before such Receivables transfer may have priority over such Trust's interest in such Receivables. If the transactions contemplated herein are treated as a sale, the Receivables would not be part of the Nonbank Seller's or Depositor's bankruptcy estate and would not be available to their respective creditors.

         CONSIDERATIONS RELATING TO AN INSOLVENCY EVENT OF THE DEPOSITOR OR THE SELLER AFFILIATE RELATED TO CERTAIN Trusts. With respect to each Trust that is not a grantor trust, if the related Prospectus Supplement so provides, upon the occurrence of an Insolvency Event of either the Depositor or the Seller Affiliate identified therein, the Indenture Trustee or Trustee for such trust will promptly sell, dispose of or otherwise liquidate the related Receivables in a commercially reasonable manner on commercially reasonable terms, except under certain limited circumstances. The proceeds from any such sale, disposition or liquidation of Receivables will be treated as collections on the Receivables and deposited in the Collection Account of such Trust. If the proceeds from the liquidation of the Receivables and any amounts on deposit in the Reserve Account, if any, the Note Distribution Account, if any, and the Certificate Distribution Account with respect to any such Trust and any amounts available from any credit enhancement are not sufficient to pay any Notes and the Certificates of the related series in full, the amount of principal returned to any Noteholders or Certificateholders will be reduced and such Noteholders and Certificateholders will incur a loss.

         OCTAGON GAS CASE. In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir. 1993), the U.S. Court of Appeals for the 10th Circuit determined that "accounts," a defined term under the Uniform Commercial Code, would be included in the bankruptcy estate of a transferor regardless of whether the transfer is treated as a sale or a secured loan. Although the Receivables are likely to be viewed as "chattel paper," as defined under the Uniform Commercial Code, rather than as accounts, the Octagon holding is equally applicable to chattel paper. The circumstances under which the Octagon holding would apply are not fully known and the extent to which the Octagon decision will be followed in other courts or outside of the Tenth Circuit is not certain. If the holding in Octagon were applied in a bankruptcy of the Depositor or a Seller, however, even if the transfer of Receivables to the Depositor and the transfer of the Receivables to the Trust were treated as a sale, the Receivables would be part of the Depositor's or Seller's bankruptcy estate (as applicable) and would be subject to claims of certain creditors, and delays and reductions in payments to the Securityholders could result.

         RELIANCE ON REPRESENTATIONS AND WARRANTIES BY THE DEPOSITOR, THE SELLER(S) AND THE SERVICER WHICH PROVES TO BE INADEQUATE MAY RESULT IN DELAYS OR REDUCTIONS OF PAYMENT TO SECURITYHOLDERS. None of the Seller(s), the Servicer, the Depositor or any of their respective affiliates will generally be obligated to make any payments in respect of any Notes, the Certificates or the Receivables of a Trust. However, in connection with the sale of Receivables by the Seller(s) to the Depositor and the Depositor to a Trust, the Seller(s) will make representations and warranties with respect to the characteristics of such Receivables and, in certain circumstances, the Depositor may be required to repurchase from the Trust and the related Seller would be required to simultaneously repurchase from the Depositor Receivables with respect to which such representations and warranties have been breached. Alternatively, if so specified in the related Prospectus Supplement, the related Seller or the Depositor will be permitted, in a circumstance where it would otherwise be required to repurchase a Receivable as described in the preceding sentence, to instead substitute a comparable Receivable for the Receivable otherwise requiring repurchase, subject to certain conditions and eligibility criteria for the substitute Receivable to be summarized in the related Prospectus Supplement. The Depositor's obligation to make such repurchase or substitution is contingent upon the related Seller performing its obligation to repurchase or substitute for such Receivable from the Depositor. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables". In addition, under certain circumstances, the Servicer may be required to purchase Receivables. See "Description of the Transfer and Servicing Agreements--Servicing Procedures". If collections on any Receivable should be reduced as a result of any matter giving rise to a repurchase or purchase obligation on the part of the Depositor, the Seller and/or the Servicer, as the case may be, and the Depositor, the Seller and/or the Servicer should fail for any reason to perform in accordance with that obligation, then delays in payments on the Securities and reductions in the amount of those payments could occur. Moreover, if the Servicer were to cease acting as Servicer, delays in processing payments on the Receivables and information in respect thereof could occur and result in delays in payments to the Securityholders.

         SUBORDINATION OF CERTAIN CERTIFICATES MAY RESULT IN REDUCED PAYMENTS TO THOSE CERTIFICATES. To the extent specified in the related Prospectus Supplement, distributions of interest and principal on one or more classes of Certificates of a series may be subordinated in priority of payment to interest and principal due on the Notes, if any, of such series or one or more other classes of Certificates of such series.

         LIMITED ASSETS AND RISK THAT SUCH ASSETS WILL NOT BE SUFFICIENT TO PAY SECURITIES IN FULL. Moreover, each Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and, to the extent provided in the related Prospectus Supplement, a Pre-Funding Account, a Reserve Account and any other credit enhancement. The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related Trust and neither the Notes nor the Certificates of any series will be insured or guaranteed by any of the Seller(s), the Depositor, the applicable Trustee, any Indenture Trustee or any other person or entity. Consequently, holders of the Securities of any series must rely for repayment upon payments on the related Receivables and, if and to the extent available, amounts on deposit in the Pre-Funding Account (if any), the Reserve Account (if any) and any other credit enhancement, all as specified in the related Prospectus Supplement. If such amounts and credit enhancement are exhausted, the related Trust will depend solely on payments on the Receivables to make distributions on the Securities, and the Securities will bear the risk of delinquencies, loan losses and repossessions with respect to the Receivables.

         RISK THAT PREPAYMENTS WILL ADVERSELY AFFECT AVERAGE LIFE AND YIELDS OF SECURITIES. All the Receivables are prepayable at any time. (For this purpose the term "prepayments" includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums) and liquidations due to default, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and certain other Receivables repurchased for administrative reasons). The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without causing the related loan to become due and payable. The rate of prepayment on the Receivables may also be influenced by the structure of the loan evidencing the Receivable. In addition, under certain circumstances, the Depositor will be obligated to repurchase from the Trust, and the related Seller will be obligated to simultaneously repurchase from the Depositor (or in either case, if so specified in the related Prospectus Supplement and subject to the conditions summarized therein, substitute for) Receivables pursuant to a Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of certain breaches of representations and warranties and, under certain circumstances, the Servicer will be obligated to purchase Receivables pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of certain covenants. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables". Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables held by a given Trust will be borne entirely by the Securityholders of the related series of Securities. See also "Description of the Transfer and Servicing Agreements--Termination" regarding the Servicer's option to purchase the Receivables of a given Receivables Pool. In addition, as described above under the caption "Certain Legal Aspects--Insolvency Considerations--Considerations Relating to an Insolvency Event of the Depositor or the Seller Affiliate Related to Certain Trust", in the case of a Trust that is not a grantor trust if so specified in the related Prospectus Supplement, the sale of the Receivables owned by such Trust will be required if an Insolvency Event with respect to the Depositor or any Seller Affiliate occurs.

         RISK OF COMMINGLING BY THE SERVICER MAY LEAD TO FUNDS NOT BEING AVAILABLE FOR DISTRIBUTION. With respect to each Trust, the Servicer will deposit all payments on the related Receivables (from whatever source) and all proceeds of such Receivables collected during each Collection Period into the Collection Account of such Trust within two business days of receipt thereof. However, in the event that the Servicer satisfies certain requirements for monthly or less frequent remittances and the Rating Agencies (as such term is defined in the related Prospectus Supplement, the "RATING AGENCIES") affirm their ratings of the related Securities at the initial level, then for so long as the servicer specified in the related Prospectus Supplement is the Servicer and provided that (i) there exists no Servicer Default and (ii) each other condition to making such monthly or less frequent deposits as may be specified by the Rating Agencies and described in the related Prospectus Supplement is satisfied, the Servicer will not be required to deposit such amounts into the Collection Account of such Trust until on or before the business day preceding each Distribution Date or Payment Date. The Servicer will deposit the aggregate Purchase Amount of Receivables purchased by the Servicer into the applicable Collection Account on or before the business day preceding each Distribution Date or Payment Date. Pending deposit into such Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from funds of the Servicer. If the Servicer should be unable to remit such funds, such funds would not be available for distribution to the applicable Securityholders and such Securityholders might incur a loss. To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amount with respect to Receivables purchased by the Servicer.

         RISKS ASSOCIATED WITH SUBSEQUENT RECEIVABLES AND THE PRE-FUNDING ACCOUNT. If so specified in the related Prospectus Supplement, the Seller(s) will be obligated to sell, and the Depositor will be obligated to purchase and then transfer to the related Trust which Trust will then be obligated to purchase, Subsequent Receivables from time to time during the Funding Period specified in the related Prospectus Supplement. With respect to any Trust that is to be treated as a grantor trust for federal income tax purposes, the Funding Period, if any, will not exceed the period of 90 days from and after the Closing Date and, with respect to any other Trust, will not exceed the period of one year from and after the Closing Date. With respect to each Trust, the Pre-Funded Amount on the Closing Date will not exceed 25% of the aggregate initial principal balance of the Securities.

         CHANGES IN CHARACTERISTICS OF RECEIVABLES POOL DUE TO SUBSEQUENT RECEIVABLES. Amounts on deposit in any Pre-Funding Account may be invested only in Eligible Investments. Subsequent Receivables may be originated by the Dealers at a later date using credit criteria different from those which were applied to any Initial Receivables and may be of a different credit quality and seasoning. Underwriting criteria, if any, applicable to Subsequent Receivables will be set forth in the applicable Prospectus Supplement. In addition, following the transfer of Subsequent Receivables to the applicable Trust, the characteristics of the entire pool of Receivables included in such Trust may vary from those of the Initial Receivables transferred to such Trust. However, except as otherwise set forth in the applicable Prospectus Supplement and unless the applicable underwriting criteria so permit, it is not expected that such variance in the characteristics of the entire pool due to the inclusion of Subsequent Receivables will be materially different from the characteristics of the pool of Initial Receivables. Nevertheless, it is possible that the credit quality of the Receivables in a Trust, as a whole, may decline as a result of the inclusion of Subsequent Receivables and may result in a higher rate of payment to the applicable Securityholders as a result of an increased level of defaults on such Receivables.

         SUBSEQUENT RECEIVABLES MAY AFFECT WEIGHTED AVERAGE MATURITY OF NOTES ISSUED BY A FASIT. Subsequent Receivables could extend the weighted average life of Notes in a particular FASIT. The outstanding principal amount of each Class of Notes will be payable on their respective Final Scheduled Distribution Dates. The Final Scheduled Distribution Date for each Class of Notes will not be extended or shortened by the addition of Subsequent Receivables.

         USE OF BALANCE IN PRE-FUNDING ACCOUNT TO PREPAY SECURITIES MAY ADVERSELY AFFECT AVERAGE LIFE AND YIELDS OF SECURITIES. A higher than expected rate of payment may result in a reduction in the yield to maturity of any class of Securities to which such payments are distributed. To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the conveyance of Subsequent Receivables to a Trust by the end of the Funding Period and such amount exceeds the applicable amount described in the related Prospectus Supplement, the holders of Securities issued by the related Trust will receive, on the Distribution Date or Payment Date on or immediately following the last day of the applicable Funding Period, a prepayment of principal in an amount equal to the amount remaining in the Pre-Funding Account following the purchase of any Subsequent Receivables on or immediately preceding such Distribution Date or Payment Date. It is anticipated that the principal balance of Subsequent Receivables sold to a Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account, and that therefore there will be at least a nominal amount of principal prepaid to the holders of the Securities issued by such Trust. Securityholders will bear all reinvestment risk associated with any such distribution of amounts on deposit in the Pre-Funding Account after termination of the applicable Funding Period. Any such distribution will have the effect of a prepayment on the related Receivables and may result in a reduction in the yield to maturity of any class of Securities to which such amounts are distributed.

         RIGHTS OF THE NOTEHOLDERS TO DIRECT CERTAIN MATTERS MAY ADVERSELY AFFECT CERTIFICATEHOLDERS. In general, with respect to any Trust issuing Notes, until the Notes have been paid in full the right to direct the related Trust with respect to certain actions permitted to be taken under the related Transfer and Servicing Agreements rests with the related Indenture Trustee and the Noteholders instead of the Certificateholders.

         For example, with respect to a Trust issuing Notes, in the event a Servicer Default occurs, the Indenture Trustee or the Noteholders with respect to such series, as described under "Description of the Transfer and Servicing Agreements--Rights upon Servicer Default", may remove the Servicer without the consent of the Trustee or any of the Certificateholders with respect to such series. The Trustee or the Certificateholders with respect to such series will not have the ability to remove the Servicer if a Servicer Default occurs. In addition, the Noteholders of such series have the ability, with certain specified exceptions, to waive defaults by the Servicer, including defaults that could materially adversely affect the Certificateholders of such series. See "Description of the Transfer and Servicing Agreements--Waiver of Past Defaults".

         BOOK-ENTRY REGISTRATION MAY REDUCE THE LIQUIDITY OF THE SECURITIES. Unless otherwise specified in the related Prospectus Supplement, each class of Securities of a given series will be initially represented by one or more certificates registered in the name of Cede & Co. ("CEDE"), or any other nominee for the Depository Trust Company ("DTC") set forth in the related Prospectus Supplement (Cede, or such other nominee, "DTC'S NOMINEE"), and will not be registered in the names of the holders of the Securities of such series or their nominees. Because of this, unless and until Definitive Securities for such series are issued, holders of such Securities will not be recognized by the Trustee or any applicable Indenture Trustee as "Certificateholders", "Noteholders" or "Securityholders", as the case may be (as such terms are used herein or in the related Pooling and Servicing Agreement or related Indenture and Trust Agreement, as applicable). Hence, until Definitive Securities are issued, holders of such Securities will only be able to exercise the rights of Securityholders indirectly through DTC and its participating organizations. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities".

                                   THE TRUSTS

         With respect to each series of Securities, the Depositor will establish a separate Trust pursuant to the respective Trust Agreement or Pooling and Servicing Agreement, as applicable, for the transactions described herein and in the related Prospectus Supplement. The property of each Trust will include a pool (a "RECEIVABLES POOL") of retail installment sales contracts, purchase money notes or other notes between dealers (the "DEALERS") and purchasers (the "OBLIGORS") of new and used (i) automobiles, light-duty trucks and motorcycles ("FINANCED MOTOR VEHICLES," and the Receivables with respect thereto, "MOTOR VEHICLE RECEIVABLES") and/or (ii) recreational vehicles ("FINANCED RECREATIONAL VEHICLES," and the Receivables with respect thereto, "RECREATIONAL VEHICLE RECEIVABLES") or installment loans made to Obligors for such purchases and all payments due thereunder on and after the applicable cutoff date (as such term is defined in the related Prospectus Supplement, a "Cut-off Date ") in the case of Precomputed Receivables and all payments received thereunder on and after the applicable Cut-off Date in the case of Simple Interest Receivables. A Receivables Pool may consist solely of Motor Vehicle Receivables, Recreational Vehicle Receivables or a combination of such Receivables, all as specified in the related Prospectus Supplement. The Receivables of each Receivables Pool were or will be originated by the Dealers or lenders, purchased by the Seller(s), directly or indirectly, pursuant to agreements with Dealers ("DEALER AGREEMENTS") or such lenders and sold to the Depositor. Such Receivables will be serviced by the Servicer. On or prior to the applicable Closing Date, the Seller(s) will sell the Receivables to the Depositor. On the applicable Closing Date, the Depositor will sell the Initial Receivables of the applicable Receivables Pool to the Trust to the extent, if any, specified in the related Prospectus Supplement. To the extent so provided in the related Prospectus Supplement, Subsequent Receivables will be conveyed to the Trust as frequently as daily during the Funding Period. Any Subsequent Receivables so conveyed will also be assets of the applicable Trust, subject to the prior rights of the related Indenture Trustee and the Noteholders, if any, therein. The property of each Trust will also include (i) such amounts as from time to time may be held in separate trust accounts established and maintained pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the proceeds of such accounts, as described herein and in the related Prospectus Supplement;
(ii) security interests in the Financed Vehicles and any other interest of the Depositor in such Financed Vehicles; (iii) the rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) the interest of the Depositor in any proceeds from recourse to Dealers on Receivables or Financed Vehicles with respect to which the Servicer has determined that eventual repayment in full is unlikely; (v) any property that shall have secured a Receivable and that shall have been acquired by the applicable Trust; and (vi) any and all proceeds of the foregoing. To the extent specified in the related Prospectus Supplement, a Pre-Funding Account, a Reserve Account or other form of credit enhancement may be a part of the property of any given Trust or may be held by the Trustee or an Indenture Trustee for the benefit of holders of the related Securities. Additionally, pursuant to the Dealer Agreements, the Dealers have an obligation after origination to repurchase Receivables as to which Dealers have made certain misrepresentations.

         The Servicer will continue to service the Receivables held by each Trust and will receive fees for such services. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" herein and in the related Prospectus Supplement. To facilitate the servicing of the Receivables, each Trustee will authorize the Servicer to retain physical possession of the Receivables held by each Trust and other documents relating thereto as custodian for each such Trust. Due to the administrative burden and expense, the certificates of title or UCC financing statements, as applicable, to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to each Trust. See "Risk Factors--Certain Legal Aspects--Security Interest in Financed Vehicles," "Certain Legal Aspects of the Receivables" and "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" herein.

         If the protection provided to any holders of a series of Notes by the subordination of the related Certificates and by the Reserve Account, if any, or other credit enhancement for such series or the protection provided to Certificateholders by any such Reserve Account or other credit enhancement is insufficient, such Noteholders or Certificateholders, as the case may be, would have to look principally to the Obligors on the related Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any recourse against Dealers with respect to such Receivables. In such event, certain factors, such as the applicable Trust's not having perfected security interests in the Financed Vehicles in all states or, if applicable, under federal law, may affect the Servicer's ability to repossess and sell the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to the holders of the Securities of such series. See "Description of the Transfer and Servicing Agreements--Distributions", "_Credit and Cash Flow Enhancement" and "Certain Legal Aspects of the Receivables" herein.

         The principal offices of each Trust and the related Trustee will be specified in the applicable Prospectus Supplement.

FASIT ELECTION

         If specified in the related Prospectus Supplement, principal collections received on the Receivables may be applied to purchase additional Receivables which will become part of the Trust Fund for a series. Such additions may be made in connection with a Trust Fund that is taxed as a partnership or with respect to which a FASIT election has been made. The related Prospectus Supplement will set forth the characteristics that such additional Receivables will be required to meet. Such characteristics will be specified in terms of the categories described in this section.

THE TRUSTEE

         The Trustee for each Trust will be specified in the related Prospectus Supplement. The Trustee's liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of such Trustee set forth in the related Trust Agreement and the Sale and Servicing Agreement or the related Pooling and Servicing Agreement, as applicable. A Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor trustee. The Administrator, if any, of a Trust that is not a grantor trust and the Servicer in respect of a Trust that is a grantor trust may also remove the Trustee if the Trustee ceases to be eligible to continue as Trustee under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, or if the Trustee becomes insolvent. In such circumstances, the Administrator or Servicer, as applicable, will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                             THE RECEIVABLES POOLS

GENERAL

         The Receivables in each Receivables Pool are and will be retail installment sales contracts, retail installment loans, purchase money orders or other notes that have been or will be originated by a Dealer and purchased by a Seller pursuant to a Dealer Agreement between the related seller (the "SELLER") and the Dealer and will be Motor Vehicle Receivables and/or Recreational Vehicle Receivables. Receivables held by any Seller may have been acquired from other Sellers. The Sellers of each of the Motor Vehicle Receivables and/or Recreational Vehicle Receivables may include banks, finance companies or other financial institutions and will be entities involved in the financing of each of the particular types of assets (i.e., new and used automobiles, light duty trucks and motorcycles, and new and used recreational vehicles) securing the Receivables being sold by such Seller and in the origination, secondary market purchasing and/or servicing of retail installment sales contracts, retail installment loans and other receivables secured by each of such asset types. Each Seller with respect to a series of Securities will be identified in the related Prospectus Supplement. A Receivables Pool may consist solely of Motor Vehicle Receivables, Recreational Vehicle Receivables or a combination of such Receivables, all as specified in the related Prospectus Supplement. In addition, to the extent described in any Prospectus Supplement, the related Receivables Pool may include Receivables acquired by an Affiliate through acquisitions. Receivables of a Seller will be transferred to the Depositor pursuant to a Receivables Purchase Agreement for sale by the Depositor to the applicable Trust.

         The Receivables to be held by each Trust will be purchased by the Depositor from the portfolio of the Seller(s) for inclusion in a Receivables Pool in accordance with several criteria, including that each Receivable (i) is secured by a new or used motor vehicle or motorcycle recreational vehicle, (ii) was originated in the United States, (iii) is a Simple Interest Receivable or a Precomputed Receivable and (iv) as of the Cut-off Date (a) had an outstanding principal balance of at least the amount set forth in the related Prospectus Supplement, (b) was not more than 30 days (or such other number of days specified in the related Prospectus Supplement) past due, (c) had a remaining number of scheduled payments not more than the number set forth in the related Prospectus Supplement, (d) had an original number of scheduled payments not more than the number set forth in the related Prospectus Supplement and (e) had an APR of not less than the rate per annum set forth in the related Prospectus Supplement. No selection procedures believed by the Depositor to be adverse to the Securityholders of any series were or will be used in selecting the related Receivables. Terms of the retail installment sales contracts, retail installment loans, purchase money orders or notes constituting such Receivables which are material to investors are described herein or in the related Prospectus Supplement.

         "SIMPLE INTEREST RECEIVABLES" are receivables that provide for the amortization of the amount financed under each receivable over a series of fixed level payment monthly installments. However, unlike the monthly installment under an Actuarial Receivable, each monthly installment consists of an amount of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated Contract Rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied, first, to interest accrued to the date of payment, second, to reduce the unpaid principal balance, and third, to late fees and other fees and charges, if any. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance and unpaid accrued interest. If a Simple Interest Receivable is prepaid, the Obligor is required to pay interest only to the date of prepayment.

         "PRECOMPUTED RECEIVABLES" consist of either (i) monthly actuarial receivables ("ACTUARIAL RECEIVABLES") or (ii) receivables that provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method, similar to the "Rule of 78's" ("RULE OF 78'S RECEIVABLES"). An Actuarial Receivable provides for amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the Receivable, consists of an amount of interest equal to 1/12 of the APR of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment. A Rule of 78's Receivable provides for the payment by the Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated APR for the term of the receivable. The rate at which such amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal are calculated in accordance with the "Rule of 78's".

         Information with respect to each Receivables Pool will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition, the geographic distribution and distribution by APR and the portion of such Receivables Pool consisting of Precomputed Receivables and of Simple Interest Receivables and the portion of such Receivables Pool made up by Motor Vehicle Receivables and/or Recreational Vehicle Receivables and the portion of each category secured by new Financed Vehicles and by used Financed Vehicles.

SUBSEQUENT RECEIVABLES

         Subsequent Receivables may be originated by the Dealers at a later date using credit criteria different from those which were applied to any Initial Receivables and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the applicable Trust, the characteristics of the entire pool of Receivables included in such Trust may vary significantly from those of the Initial Receivables transferred to such Trust. Each Prospectus Supplement will describe the effects that including such Subsequent Receivables may have on the Receivables Pool included in the Trust Property of each Trust issuing Securities.

UNDERWRITING

         The  related   Prospectus   Supplement  will  describe  the  Seller(s)'
underwriting procedures and guidelines, including the type of information reviewed in respect of an applicant.

SERVICING AND COLLECTIONS

         The  related   Prospectus   Supplement  will  describe  the  Servicer's
servicing procedures, including the steps customarily taken in respect of delinquent Receivables and the maintenance of physical damage insurance.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Certain information concerning the Seller(s)' loss and delinquency experience with respect to its portfolio of motor vehicle loans and/or recreational vehicle loans (including previously sold contracts which a Seller continues to service) will be set forth in each Prospectus Supplement. There can be no assurance that the delinquency, repossession and net loss experience on any Receivables Pool will be comparable to prior experience or to such information.

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

         The weighted average life of the Notes, if any, and the Certificates, if any, of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. (For this purpose, the term "prepayments" includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to default, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and certain other Receivables repurchased by the Depositor or the Servicer for administrative reasons.) All of the Receivables are prepayable at any time without penalty to the Obligor. The rates of prepayment of motor vehicle loans and recreational vehicle loans are influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Servicer. The rate of prepayment on the Receivables may also be influenced by the structure of the loan. In addition, under certain circumstances, the Depositor will be obligated to repurchase from a Trust and the related Seller will be obligated simultaneously to repurchase from the Depositor (or in either case, if so specified in the related Prospectus Supplement and subject to the conditions summarized therein, substitute for) Receivables pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of representations and warranties and the Servicer will be obligated to purchase Receivables from such Trust pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of certain covenants. In the case of any Security purchased at a discount to its principal amount, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield. In the case of a Security purchased at a premium to its principal amount, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "_Servicing Procedures". See also "Description of the Transfer and Servicing Agreements--Termination" regarding the Servicer's option to purchase the Receivables from a given Trust. No prediction can be made as to the rate of prepayment that the Receivables will experience.

         In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Notes, if any, or the Certificates, if any, of a given series on each Payment Date or Distribution Date, as applicable, since such amount will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Noteholders, if any, and the Certificateholders of a given series. The related Prospectus Supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

                      POOL FACTORS AND TRADING INFORMATION

         The "NOTE POOL FACTOR" for each class of Notes will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Notes indicating the remaining outstanding principal balance of such class of Notes, as of the applicable Payment Date (after giving effect to payments to be made on such Payment Date), as a fraction of the initial outstanding principal balance of such class of Notes. The "CERTIFICATE POOL FACTOR" for each class of Certificates will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Certificates indicating the remaining Certificate Balance of such class of Certificates, as of the applicable Distribution Date (after giving effect to distributions to be made on such Distribution Date), as a fraction of the initial Certificate Balance of such class of Certificates. Each Note Pool Factor and each Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes, or the reduction of the Certificate Balance of the applicable class of Certificates, as the case may be. A Noteholder's portion of the aggregate outstanding principal balance of the related class of Notes is the product of (i) the original denomination of such Noteholder's Note and (ii) the applicable Note Pool Factor. A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of Certificates is the product of (a) the original denomination of such Certificateholder's Certificate and (b) the applicable Certificate Pool Factor.

         Unless otherwise provided in the related Prospectus Supplement with respect to a Trust, the Noteholders and the Certificateholders, as applicable, will receive reports on or about each Payment Date concerning (i) with respect to the Collection Period immediately preceding such Payment Date, payments received on the Receivables, the Pool Balance (as such term is defined in the related Prospectus Supplement, the "POOL BALANCE"), each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information, and
(ii) with respect to the Collection Period second preceding such Payment Date, as applicable, amounts allocated or distributed on the preceding Payment Date and any reconciliation of such amounts with information provided by the Servicer prior to such current Payment Date. In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Reports to Securityholders".

                                USE OF PROCEEDS

         Unless the related Prospectus Supplement provides for other applications, the net proceeds from the sale of the Securities of a given series will be applied by the applicable Trust (i) to the purchase of the Receivables from the Depositor, (ii) to make the initial deposit into the Reserve Account, if any, and (iii) to make the deposit of the Pre-Funded Amount into the Pre-Funding Account, if any. The Depositor will use that portion of such net proceeds paid to it with respect to any such Trust to purchase Receivables from the Seller(s) and to pay for certain expenses incurred in connection with the purchase of Receivables and sale of Securities.






                                  THE COMPANY

          SSB Vehicle Securities Inc. (the "COMPANY") was incorporated in the State of Delaware on November 7, 1997 as a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. The Depositor maintains its principal office at
Seven World Trade Center,  New York,  New York 10048.  Its telephone  number is
(212) 783-7000.

         The only obligations, if any, of the Company with respect to a series of Certificates and/or Notes may be pursuant to certain limited representations and warranties and limited undertakings to repurchase (or, if so specified in related Prospectus Supplement, substitute for) Receivables under certain circumstances, but only to the extent the related Seller simultaneously performs its obligation to repurchase such Receivables. The Company will have no ongoing servicing obligations or responsibilities with respect to any Financed Vehicle. The Company does not have, is not required to have, and is not expected in the future to have, any significant assets.

         As specified in the related Prospectus Supplement, the Servicer with respect to any series of Certificates and/or Notes may be an affiliate of the Company. The Company anticipates that it will acquire Receivables in the open market or in privately negotiated transactions, which may be through or from a Seller or Transferor.

         None of the Company, the Seller(s) or any of their respective affiliates will insure or guarantee the Receivables or the Certificates and/or Notes of any series.

                            DESCRIPTION OF THE NOTES

GENERAL

         With respect to each Trust that issues Notes, one or more classes of Notes of the related series will be issued pursuant to the terms of an Indenture, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified by reference to, all the provisions of the Notes and the Indenture.

         Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by one or more Notes, in each case registered in the name of the nominee of DTC (together with any successor depository selected by the Trust, the "DEPOSITORY") except as set forth below. Unless otherwise specified in the related Prospectus Supplement, the Notes will be available for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. The Depositor has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Notes of each class. Unless and until Definitive Notes are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Noteholder will be entitled to receive a physical certificate representing a Note. All references herein and in the related Prospectus
Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "PARTICIPANTS") and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Noteholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities--Book-Entry Registration" and "_Definitive Securities".

PRINCIPAL OF AND INTEREST ON THE NOTES

         The timing and priority of payment, seniority, allocations of losses, Interest Rate and amount of or method of determining payments of principal and interest on each class of Notes of a given series will be described in the related Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of such series, as described in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, payments of interest on the Notes of such series will be made prior to payments of principal thereon. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Strip Notes entitled to (i) principal payments with disproportionate, nominal or no interest payments or (ii) interest payments with disproportionate, nominal or no principal payments. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Strip Notes), or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes of a given series or the method for determining such Interest Rate. See also "Certain Information Regarding the Securities--Fixed Rate Securities" and "_Floating Rate Securities". One or more classes of Notes of a series may be redeemable in whole or in part under the circumstances specified in the related Prospectus Supplement, including at the end of the Funding Period (if any) or as a result of the Servicer's exercising its option to purchase the related Receivables Pool.

         To the extent specified in any Prospectus Supplement, one or more classes of Notes of a series may have fixed principal payment schedules, as set forth in such Prospectus Supplement; Noteholders of such Notes would be entitled to receive as payments of principal on any Payment Date the applicable amounts set forth on such schedule with respect to such Notes, in the manner and to the extent set forth in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, payments to Noteholders of all classes within a series in respect of interest will have the same priority. Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement (each, a "PAYMENT DATE"), in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes of such series. See "Description of the Transfer and Servicing Agreements--Distributions" and "_Credit and Cash Flow Enhancement".

         In the case of a series of Notes which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement. Payments in respect of principal and interest of any class of Notes will be made on a pro rata basis among all the Noteholders of such class.

THE INDENTURE

         MODIFICATION OF INDENTURE. With respect to each Trust that has issued Notes pursuant to an Indenture, the Trust and the Indenture Trustee may, with the consent of the holders of a majority of the outstanding Notes of the related series, execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

         Unless otherwise specified in the related Prospectus Supplement with respect to a series of Notes, in the absence of the consent of the holder of each such outstanding Note affected thereby, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any such Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related Indenture or of certain defaults thereunder and their consequences as provided for in such Indenture; (iv) modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Trust, any other obligor on such Notes, the Depositor, the Seller(s) or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the outstanding Notes of such series; (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of the related Indenture which specify the applicable percentage of aggregate principal amount of the Notes of such series necessary to amend such Indenture or certain other related agreements; or
(vii) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for such Notes or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any such Note of the security afforded by the lien of such Indenture.

         The Trust and the applicable Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of such Noteholders; provided that such action will not materially and adversely affect the interest of any such Noteholder.

         EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. With respect to the Notes of a given series, unless otherwise specified in the related Prospectus Supplement, "EVENTS OF DEFAULT" under the related Indenture will consist of: (i) a default for five days (or such longer period specified in the related Prospectus Supplement) or more in the payment of any interest on any such Note;
(ii) a default in the payment of the principal of or any installment of the principal of any such Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the applicable Trust made in the related Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding;
(iv) any representation or warranty made by such Trust in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the applicable Trust. However, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for such class of Notes.

         If an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of a majority in principal amount of such Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Unless otherwise specified in the related Prospectus Supplement, such declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of such Notes then outstanding.

         If the Notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Trust maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration. Unless otherwise specified in the related Prospectus Supplement, however, such Indenture Trustee is prohibited from selling the related Receivables following an Event of Default, other than a default in the payment of any principal of or a default for five days or more in the payment of any interest on any Note of such series, unless (i) the holders of all such outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale or (iii) such Indenture Trustee determines that the proceeds of Receivables would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and such Indenture Trustee obtains the consent of the holders of 66 2/3% of the aggregate outstanding principal amount of such Notes.

         Subject to the provisions of the applicable Indenture relating to the duties of the related Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of Notes, such Indenture Trustee will be under no obligation to exercise any of the rights or powers under such Indenture at the request or direction of any of the holders of such Notes, if such Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the related Indenture, the holders of a majority in principal amount of the outstanding Notes of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of a majority in principal amount of such Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of such Indenture that cannot be modified without the waiver or consent of all the holders of such outstanding Notes.

         Unless otherwise specified in the related Prospectus Supplement, no holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes of such series have made written request to such Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered such Indenture Trustee reasonable indemnity,
(iv) such Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to such Indenture Trustee during such 60-day period by the holders of a majority in principal amount of such outstanding Notes.

         In addition, each Indenture Trustee and the related Noteholders, by accepting the related Notes, will covenant that they will not at any time institute against the applicable Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

         With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in such Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of such Trust contained in the applicable Indenture.

         CERTAIN COVENANTS. Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes such Trust's obligation to make due and punctual payments upon the Notes of the related series and the performance or observance of every agreement and covenant of such Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Trust has been advised that the rating of the Notes or the Certificates of such series then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation and (v) such Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder.

         Each Trust will not, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or certain related documents with respect to such Trust (collectively, the "RELATED DOCUMENTS"), sell, transfer, exchange or otherwise dispose of any of the assets of such Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Trust, (iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under such Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of such Trust or any part thereof, or any interest therein or the proceeds thereof.

         No Trust may engage in any activity other than as specified under the section of the related Prospectus Supplement entitled "The Trust". No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture, pursuant to any Advances made to it by the Servicer or otherwise in accordance with the Related Documents.

         ANNUAL COMPLIANCE STATEMENT. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

         INDENTURE TRUSTEE'S ANNUAL REPORT. The Indenture Trustee for each Trust will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee as such and any action taken by it that materially affects the related Notes and that has not been previously reported.

         SATISFACTION AND DISCHARGE OF INDENTURE. An Indenture will be discharged with respect to the collateral securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such Indenture Trustee of funds sufficient for the payment in full of all such Notes.

THE INDENTURE TRUSTEE

         The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Issuer will be obligated to appoint a successor trustee for such series. The Issuer may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances, the Issuer will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.






                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         With respect to each Trust, one or more classes of Certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a form of each of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified by reference to, all the provisions of the Certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.

         Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a given series purchased by the Depositor, each class of Certificates will initially be represented by one or more Certificates registered in the name of the Depository, except as set forth below. Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a given series purchased by the
Depositor, the Certificates will be available for purchase in minimum denominations of $1,000 in book-entry form only. The Depositor has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates of any series that are not purchased by the Depositor. Unless and until Definitive Certificates are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Certificateholder (other than the Depositor) will be entitled to receive a physical certificate representing a Certificate. All references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities". Any Certificates of a given series owned by the Depositor will be entitled to equal and proportionate benefits under the applicable Trust Agreement or Pooling and Servicing Agreement, except that such Certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents.

DISTRIBUTIONS OF PRINCIPAL AND INTEREST

         The timing and priority of distributions, seniority, allocations of losses, Pass Through Rate and amount of, or method of determining, distributions with respect to principal of and interest on each class of Certificates will be described in the related Prospectus Supplement. Distributions of interest on such Certificates will be made on the dates specified in the related Prospectus Supplement (each, a "DISTRIBUTION DATE") and will be made prior to distributions with respect to principal of such Certificates. With respect to any Trust that issues both Notes and Certificates, the Distribution Date for the Certificates may coincide with the Payment Date for the Notes, in which case such date will be referred to in the related Prospectus Supplement as a Payment Date with respect to both the Notes and the Certificates. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Strip Certificates entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions or (ii) interest distributions with disproportionate, nominal or no distributions in respect of principal. Each class of Certificates may have a different Pass Through Rate, which may be a fixed, variable or adjustable Pass Through Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Pass Through Rate for each class of Certificates of a given series or the method for determining such Pass Through Rate. See also "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities" herein. Unless otherwise provided in the related Prospectus Supplement, distributions in respect of the Certificates of a given series that includes Notes may be subordinate to payments in respect of the Notes of such series as more fully described in the related Prospectus Supplement. Distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all the Certificateholders of such class.

         In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

FIXED RATE SECURITIES

         Each class of Securities (other than certain classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the applicable Prospectus Supplement. Each class of Fixed Rate Securities will bear interest at the applicable Interest Rate or Pass Through Rate per annum, as the case may be, specified in the applicable Prospectus Supplement. Interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months. See "Description of the Notes--Principal of and Interest on the Notes" and "Description of the Certificates--Distributions of Principal and Interest".

FLOATING RATE SECURITIES

         Each class of Floating Rate Securities will bear interest for each applicable Interest Reset Period (as such term is defined in the related Prospectus Supplement with respect to a class of Floating Rate Securities, the "INTEREST RESET PERIOD") at a rate per annum determined by reference to an interest rate basis (the "BASE RATE"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement. The "SPREAD" is the number of basis points (one basis point equals one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such class, and the "SPREAD MULTIPLIER" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such class.

         The applicable Prospectus Supplement will designate one of the following Base Rates as applicable to a given Floating Rate Security: (i) LIBOR (a "LIBOR SECURITY"), (ii) the Commercial Paper Rate (a "COMMERCIAL PAPER RATE Security"), (iii) the Treasury Rate (a "TREASURY RATE SECURITY"), (iv) the Federal Funds Rate (a "FEDERAL FUNDS RATE Security"), (v) the CD Rate (a "CD RATE SECURITY") or (vi) such other Base Rate as is set forth in such Prospectus Supplement. The "INDEX MATURITY" for any class of Floating Rate Securities is the period of maturity of the instrument or obligation from which the Base Rate is calculated.

         "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System. "COMPOSITE QUOTATIONS" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York. "INTEREST RESET DATE" will be the first day of the applicable Interest Reset Period or such other day as may be specified in the related Prospectus Supplement with respect to a class of Floating Rate Securities.

         As specified in the applicable Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

         Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "CALCULATION AGENT") to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be either the related Trustee or Indenture Trustee with respect to such series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the rate of interest on a Floating Rate Security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

         CD RATE SECURITIES. Each CD Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "CD RATE" for each Interest Reset Period shall be the rate as of the second business day prior to the Interest Reset Date for such Interest Reset Period (a "CD RATE DETERMINATION DATE") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York time, on the Calculation Date pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Security and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Security for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period.

         The "CALCULATION DATE" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

         COMMERCIAL PAPER RATE SECURITIES. Each Commercial Paper Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "COMMERCIAL PAPER RATE" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Security as of the second business day prior to the Interest Reset Date for such Interest Reset Period (a "COMMERCIAL PAPER RATE DETERMINATION DATE") and shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York time, on the Calculation Date pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Security for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period.

         "Money Market Yield" shall be a yield calculated in accordance with the following formula:
                                         D x 360
                  Money Market Yield =  ---------- x 100
                                        360 - (D x M)

where "D" refers to the applicable rate per annum for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

         The "CALCULATION DATE" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

         FEDERAL FUNDS RATE SECURITIES. Each Federal Funds Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "FEDERAL FUNDS RATE" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "FEDERAL FUNDS RATE DETERMINATION DATE") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period. In the case of a Federal Funds Rate Security that resets daily, the interest rate on such Security for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Security on such second Monday (or, if not a business day, on the next succeeding business day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

         The   "CALCULATION   DATE"   pertaining   to  any  Federal  Funds  Rate
Determination Date shall be the next succeeding business day.

         LIBOR SECURITIES. Each LIBOR Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Security as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR DETERMINATION DATE"), the Calculation Agent for such LIBOR Security will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on either, as specified in the related Prospectus Supplement, (a) the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR REUTERS") or (b) the Telerate Page 3750 ("LIBOR TELERATE"). For purposes of calculating LIBOR, "LONDON BANKING DAY" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market; "REUTERS SCREEN LIBO PAGE" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "TELERATE PAGE 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If LIBOR is LIBOR Reuters and at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Security. If neither LIBOR Reuters or LIBOR Telerate is specified in the related Prospectus Supplement, LIBOR will be determined as if LIBOR Telerate had been specified.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, on such LIBOR Determination Date, the Calculation Agent for such LIBOR Security will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that, in the Calculation Agent's judgment, is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that, in the Calculation Agent's judgment, is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period.

         TREASURY RATE SECURITIES. Each Treasury Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "TREASURY RATE" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date for such Interest Reset Period of direct obligations of the United States ("TREASURY BILLS") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Securities--Treasury bills--auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Security and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period.

         The "TREASURY RATE DETERMINATION DATE" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the business day immediately following such auction date.

         The "CALCULATION DATE" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

BOOK-ENTRY REGISTRATION

         Holders of the Certificates or the Notes may hold through DTC (in the United States) or, solely in the case of the Notes, Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Certificates may not be held, directly or indirectly, through Cedel or Euroclear. Cede, as nominee for DTC, will hold the Securities. Cedel and Euroclear will hold omnibus positions in the Notes on behalf of the Cedel Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries (collectively, the "DEPOSITARIES"), which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

         DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS").

         Transfers between DTC's participating organizations (the "PARTICIPANTS") will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time-zone differences, credits of securities in Cedel or Euroclear as a result of a transaction with a Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant Cedel Participant or Euroclear Participant on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or a Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

         Unless otherwise specified in the related Prospectus Supplement, Securityholders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through Participants and Indirect Participants. In addition, Securityholders will receive all distributions of principal and interest from the related Indenture Trustee or the related Trustee, as applicable (the "APPLICABLE Trustee"), through Participants. Under a book-entry format, Securityholders may experience some delay in their receipt of payments, since such payments will be forwarded by the Applicable Trustee to DTC's nominee. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or Securityholders. Except to the extent the Depositor holds Certificates with respect to any series of Securities, it is anticipated that the only "Securityholder", "Noteholder" and "Certificateholder" will be DTC's nominee. Noteholders will not be recognized by each Indenture Trustee as Noteholders, as such term is used in each Indenture, and Noteholders will be permitted to exercise the rights of Noteholders only indirectly through DTC and its Participants. Similarly, Certificateholders will not be recognized by each Trustee as Certificateholders as such term is used in each Trust Agreement or Pooling and Servicing Agreement, and Certificateholders will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers of Securities among Participants on whose behalf it acts with respect to the Securities and to receive and transmit distributions of principal of, and interest on, the Securities. Participants and Indirect Participants with which Securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Securityholders. Accordingly, although Securityholders will not possess Securities, the Rules provide a mechanism by which Participants will receive payments and will be able to transfer their interests.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise to act with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Noteholder under the related Indenture or a Certificateholder under the related Trust Agreement or Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the applicable Notes or Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

         Cedel Bank, societe anonyme ("CEDEL"), is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("CEDEL PARTICIPANTS") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are
recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Underwriter(s) for the related Notes. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

         The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in Euroclear in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "EUROCLEAR OPERATOR" or "EUROCLEAR"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriter(s) for the related Notes. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to this Prospectus. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Noteholder under the Indenture on behalf of a Cedel Participant or a Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

         Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Notes among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         In the event that any of DTC, Cedel or Euroclear should discontinue its services, the Administrator, if any, or the Applicable Trustee would seek an alternative depository (if available) or cause the issuance of Definitive Securities to the owners thereof or their nominees in the manner described under "Definitive Securities" below.

         Except as required by law, neither the Administrator, if any, nor the applicable Trustee will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Securities of any series held by DTC's nominee, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE SECURITIES

         If so specified in the related Prospectus Supplement, the Notes, if any, and the Certificates of a series will be issued in fully registered, certificated form ("DEFINITIVE NOTES" and "DEFINITIVE CERTIFICATES", respectively, and collectively referred to herein as "DEFINITIVE SECURITIES") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, only if (i) the related Applicable Trustee determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Applicable Trustee is unable to locate a qualified successor, (ii) the Applicable Trustee, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or a Servicer Default with respect to such Securities, holders representing at least a majority of the outstanding principal amount of the Notes or the Certificates, as the case may be, of such series advise the Applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Notes or Certificates is no longer in the best interest of the holders of such Securities.

         Upon the occurrence of any event described in the immediately preceding paragraph, the Applicable Trustee will be required to notify all applicable Securityholders of a given series through Participants of the availability of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the corresponding Securities and receipt of instructions for re-registration, the Applicable Trustee will reissue such Securities as Definitive Securities to such Securityholders.

         Distributions of principal of, and interest on, such Definitive Securities will thereafter be made by the Applicable Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable Record Date specified for such Securities in the related Prospectus Supplement. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the Applicable Trustee. The final payment on any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final distribution to the applicable Securityholders.

         Definitive Securities will be transferable and exchangeable at the offices of the Applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the Applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

LIST OF SECURITYHOLDERS

         Unless otherwise specified in the related Prospectus Supplement with respect to the Notes of any series, three or more holders of the Notes of such series or one or more holders of such Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders maintained by such Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under such Notes. Such Indenture Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders of such series.

         Unless otherwise specified in the related Prospectus Supplement with respect to the Certificates of any series, three or more holders of the Certificates of such series or one or more holders of such Certificates evidencing not less than 25% of the Certificate Balance of such Certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders maintained by such Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement or under such Certificates.





REPORTS TO SECURITYHOLDERS

         With respect to each series of Securities that includes Notes, on or prior to each Payment Date, the Servicer will prepare and provide to the related Indenture Trustee a statement to be delivered to the related Noteholders on such Payment Date. With respect to each series of Securities, on or prior to each Distribution Date, the Servicer will prepare and provide to the related Trustee a statement to be delivered to the related Certificateholders. With respect to each series of Securities, each such statement to be delivered to Noteholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Notes of such series with respect to such Payment Date or the period since the previous Payment Date, as applicable, and each such statement to be delivered to Certificateholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Certificates of such series with respect to such Distribution Date or the period since the previous Distribution Date, as applicable:

          (i) the amount of the distribution allocable to principal of each class of such Notes and to the Certificate Balance of each class of such Certificates;

          (ii) the amount of the distribution allocable to interest on or with respect to each class of Securities of such series;

          (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

          (iv) the aggregate outstanding principal balance and the Note Pool Factor for each class of such Notes, and the Certificate Balance and the Certificate Pool Factor for each class of such Certificates, each after giving effect to all payments reported under clause (i) above on such date;

          (v) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period or Collection Periods, as the case may be;

          (vi) the Interest Rate or Pass Through Rate for the next period for any class of Notes or Certificates of such series with variable or adjustable rates;

          (vii) the amount of the aggregate realized losses, if any, for the second preceding Collection Period;

          (viii) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each as defined in the related Prospectus Supplement), if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

          (ix) the aggregate Purchase Amounts for Receivables, if any, that were repurchased or substituted for in such Collection Period;

          (x) the balance of the Reserve Account (if any) on such date, after giving effect to changes therein on such date;

          (xi) for each such date during the Funding Period (if any), the remaining Pre-Funded Amount; and

          (xii) for the first such date that is on or immediately following the end of the Funding Period (if any), the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on the Securities of such series.

         Each amount set forth pursuant to subclauses (i), (ii), (v) and (viii) with respect to the Notes or the Certificates of any series will be expressed as a dollar amount per $1,000 of the initial principal balance of such Notes or the initial Certificate Balance of such Certificates, as applicable.

         Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the Applicable Trustee will mail to each person who at any time during such calendar year has been a Securityholder with respect to such Trust and received any payment thereon a statement containing certain information for the purposes of such Securityholder's preparation of federal income tax returns. See "Material Federal Income Tax Consequences".

         In addition, the filing with the Commission of periodic reports with respect to each Trust will cease following completion of the reporting period for such Trust required by Rule 15d-1 of Regulation D under the Exchange Act.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following summary describes certain terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables from the Depositor and the Servicer will agree to service such Receivables, each Trust Agreement (in the case of a grantor trust, the Pooling and Servicing Agreement) pursuant to which a Trust will be created and Certificates will be issued and each Administration Agreement pursuant to which the Servicer (or such other person named in the related Prospectus Supplement) will undertake certain administrative duties with respect to a Trust that issues Notes (collectively, the "TRANSFER AND SERVICING AGREEMENTS"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. This summary does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Transfer and Servicing Agreements.

SALE AND ASSIGNMENT OF RECEIVABLES

         On or prior to the closing date (the "CLOSING DATE") specified in the Prospectus Supplement for a Trust, the Seller(s) specified in such Prospectus Supplement will transfer and assign, without recourse, to the Depositor their respective entire interests in the related Initial Receivables and their security interests in the related Financed Vehicles pursuant to a receivables purchase agreement (a "RECEIVABLES PURCHASE AGREEMENT"). On or prior to such Closing Date, the Depositor will transfer and assign to the Applicable Trustee, without recourse, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, as applicable, its entire interest in such Initial Receivables, including its security interests in the related Financed Vehicles. Each such Receivable will be identified in a schedule appearing as an exhibit to such Pooling and Servicing Agreement or Sale and Servicing Agreement (a "SCHEDULE OF RECEIVABLES"). The Applicable Trustee will, concurrently with such transfer and assignment, execute and deliver the related Notes and/or Certificates. The Applicable Trustee will not verify the existence of the Receivables or review the Receivables files. Unless otherwise provided in the related Prospectus Supplement, the net proceeds received from the sale of the Certificates and the Notes of a given series will be applied to the purchase of the related Receivables from the Seller(s) and, to the extent specified in the related Prospectus Supplement, to the deposit of the Pre-Funded Amount into the Pre-Funding Account. The related Prospectus Supplement for a given Trust will specify whether, and the terms, conditions and manner under which, Subsequent Receivables will be sold by the Seller(s) to the Depositor and by the Depositor to the applicable Trust from time to time during any Funding Period on each date specified as a transfer date in the related Prospectus Supplement (each, a "SUBSEQUENT TRANSFER DATE").

         In each Receivables Purchase Agreement the related Seller will represent and warrant to the Depositor and, in each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor will represent and warrant to the applicable Trust, among other things, that: (i) the information provided in the related Schedule of Receivables is correct in all material respects; (ii) the Obligor on each related Receivable is required to maintain physical damage insurance covering the Financed Vehicle in accordance with the Seller(s)' normal requirements; (iii) as of the applicable Closing Date or the applicable
Subsequent Transfer Date, if any, to the best of its knowledge, the related Receivables are free and clear of all security interests, liens, charges and encumbrances and no offsets, defenses or counterclaims have been asserted or threatened; (iv) as of the Closing Date or the applicable Subsequent Transfer Date, if any, each of such Receivables is or will be secured by a first perfected security interest in favor of the Seller in the related Financed Vehicle; (v) each related Receivable, at the time it was originated, complied and, as of the Closing Date or the applicable Subsequent Transfer Date, if any, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws; and (vi) any other representations and warranties that may be set forth in the related Prospectus Supplement.

         Unless otherwise provided in the related Prospectus  Supplement,  as of the last day of the second  (or,  if the  Seller(s)  elects,  the  first)  month following the discovery by or notice to the Seller(s) of a breach of any representation or warranty of the Seller(s) that materially and adversely affects the interests of the related Trust in any Receivable, the Depositor, unless the breach is cured, will repurchase such Receivable from such Trust and the related Seller will be obligated to simultaneously repurchase such Receivable from the Depositor at a price equal to the unpaid principal balance owed by the Obligor thereon plus interest thereon at the respective APR to the last day of the month of repurchase (the "PURCHASE AMOUNT"). Alternatively, if so specified in the related Prospectus Supplement, the related Seller or the Depositor will be permitted, in a circumstance where it would otherwise be required to repurchase a Receivable as described in the preceding sentence, to instead substitute a comparable Receivable for the Receivable otherwise requiring repurchase, subject to certain conditions and eligibility criteria for the substitute Receivable to be summarized in the related Prospectus Supplement. The repurchase obligation (or, if applicable, the substitution alternative with respect thereto) constitutes the sole remedy available to the Certificateholders or the Trustee and any Noteholders or Indenture Trustee in respect of such Trust for any such uncured breach. The Depositor's obligation to make such purchase or substitution is contingent upon the related Seller performing its corresponding obligation to purchase (or, if applicable, substitute for) such Receivable from the Depositor.

         Pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, to assure uniform quality in servicing the Receivables and to reduce administrative costs, each Trust will designate the Servicer as custodian to maintain possession, as such Trust's agent, of the related retail installment sale contracts, retail installment loans, purchase money notes or other notes and any other documents relating to the Receivables. The Depositor and the Seller(s)' accounting records and computer systems will reflect the sale and assignment of the related Receivables to the applicable Trust and Uniform Commercial Code ("UCC") financing statements reflecting such sales and assignments will be filed. The Receivables will not be segregated, stamped or otherwise marked to indicate that they have been sold to the related Trust. If through inadvertence or otherwise, another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without actual knowledge of the related Trust's interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust.

ACCOUNTS

         With respect to each Trust that issues Notes, the Servicer will establish and maintain with the related Indenture Trustee one or more accounts, in the name of the Indenture Trustee on behalf of the related Noteholders and Certificateholders, into which all payments made on or with respect to the related Receivables will be deposited (the "COLLECTION ACCOUNT"). The Servicer will establish and maintain with such Indenture Trustee an account, in the name of such Indenture Trustee on behalf of such Noteholders, into which amounts released from the Collection Account and any Pre-Funding Account, Reserve Account or other credit or cash flow enhancement for payment to such Noteholders will be deposited and from which all distributions to such Noteholders will be made (the "NOTE DISTRIBUTION ACCOUNT"). The Servicer will establish and maintain with the related Trustee an account, in the name of such Trustee on behalf of the related Certificateholders, into which amounts released from the Collection Account and any Pre-Funding Account, Reserve Account or other credit or cash flow enhancement for distribution to such Certificateholders will be deposited and from which all distributions to such Certificateholders will be made (the "CERTIFICATE DISTRIBUTION ACCOUNT"). With respect to each Trust that does not issue Notes, the Servicer will also establish and maintain the Collection Account and any other Trust Account in the name of the related Trustee on behalf of the related Certificateholders.

         If so provided in the related Prospectus Supplement, the Servicer will establish for each series an additional account (the "PAYAHEAD ACCOUNT"), in the name of the related Indenture Trustee, into which, to the extent required by the Sale and Servicing Agreement, early payments by or on behalf of Obligors with respect to Precomputed Receivables will be deposited until such time as the payment becomes due. Until such time as payments are transferred from the Payahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to the applicable Noteholders or Certificateholders. The Payahead Account will initially be maintained with the applicable Indenture Trustee or, in the case of each Trust that does not issue Notes, the applicable Trustee.

         Any other accounts to be established with respect to a Trust, including any Pre-Funding Account or any Reserve Account, will be described in the related Prospectus Supplement.

         For any series of Securities, funds in the Collection Account, the Note Distribution Account and any Pre-Funding Account, Reserve Account and other accounts identified as such in the related Prospectus Supplement (collectively, the "TRUST ACCOUNTS") will be invested as provided in the related Sale and Servicing Agreement or Pooling and Servicing Agreement in Eligible Investments. "ELIGIBLE INVESTMENTS" are generally limited to investments acceptable to the Rating Agencies rating such Securities as being consistent with the rating of such Securities and may include motor vehicle, recreational vehicle retail sale contracts or retail installment loans. Except as described below or in the related Prospectus Supplement, Eligible Investments are limited to obligations or securities that mature on or before the date of the next distribution for such series. However, to the extent permitted by the Rating Agencies, funds in any Reserve Account may be invested in securities that will not mature prior to the date of the next distribution with respect to such Certificates or Notes and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Account at any time may be less than the balance of the Reserve Account. If the amount required to be withdrawn from any Reserve Account to cover shortfalls in collections on the related Receivables (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Account, a temporary shortfall in the amounts distributed to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates of such series. Investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "INVESTMENT EARNINGS"), shall be allocated in the manner described in the related Prospectus Supplement.

         The Trust Accounts will be maintained as Eligible Deposit Accounts. "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. "ELIGIBLE INSTITUTION" means, with respect to a Trust, (a) the corporate trust department of the related Indenture Trustee or the related Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

SERVICING PROCEDURES

         The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, follow such collection procedures as it follows with respect to motor vehicle and/or recreational vehicle retail installment sale contracts, installment loans, purchase money notes or other notes that it services for itself or others and that are comparable to such Receivables. Consistent with its normal procedures, the Servicer may, in its discretion, arrange with the Obligor on a Receivable to extend or modify the payment schedule, but no such arrangement will, for purposes of any Sale and Servicing Agreement or Pooling and Servicing Agreement, modify the original due dates or the amount of the scheduled payments or extend the final payment date of any Receivable beyond the Final Scheduled Maturity Date (as such term is defined with respect to any Receivables Pool in the related Prospectus Supplement). Some of such arrangements may result in the Servicer purchasing the Receivable for the Purchase Amount, while others may result in the Servicer making Advances. The Servicer may sell the Financed Vehicle securing the related Receivable at public or private sale or take any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables".

         The Servicer may from time to time perform any portion of its servicing obligations under the applicable Sale and Servicing Agreement or Pooling and Servicing Agreement through subservicing agreements with third party subservicers approved by the Rating Agencies. Each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will provide that, not withstanding the use of subservicers, the Servicer will remain liable for its servicing duties and obligations as if the Servicer serviced the Receivables directly.

COLLECTIONS

         With respect to each Trust, the Servicer will deposit all payments on the related Receivables (from whatever source) and all proceeds of such Receivables collected during each collection period specified in the related Prospectus Supplement (each, a "COLLECTION PERIOD ") into the related Collection Account within two business days after receipt thereof. However, at any time that and for so long as (i) the Servicer (or its successor) is the Servicer,
(ii) there exists no Servicer Default and (iii) each other condition to making deposits less frequently than daily as may be specified by the Rating Agencies or set forth in the related Prospectus Supplement is satisfied, the Servicer will not be required to deposit such amounts into the Collection Account until on or before the applicable Distribution Date or Payment Date. Pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the Servicer were unable to remit such funds, Securityholders might incur a loss. To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amount with respect to Receivables purchased by the Servicer.

         Collections on a Precomputed Receivable made during a Collection Period shall be applied first to repay any outstanding Precomputed Advances made by the Servicer with respect to such Receivable (as described below), and to the extent that collections on a Precomputed Receivable during a Collection Period exceed the outstanding Precomputed Advances, the collections shall then be applied to the scheduled payment on such Receivable. If any collections remaining after the scheduled payment is made are insufficient to prepay the Precomputed Receivable in full, then, generally such remaining collections (the "PAYAHEADS") shall be transferred to and kept in the Payahead Account, until such later Collection Period when the collections may be transferred to the Collection Account and applied either to the scheduled payment or to prepay such Receivable in full.

ADVANCES

         Precomputed Receivables. If so provided in the related Prospectus Supplement, to the extent the collections of interest on and principal of a Precomputed Receivable with respect to a Collection Period fall short of the respective scheduled payment, the Servicer will make a Precomputed Advance in the amount of the shortfall. The Servicer will be obligated to make a Precomputed Advance on a Precomputed Receivable only to the extent that the Servicer, in its sole discretion, expects to recoup such advance from subsequent collections or recoveries on such Receivable or other Precomputed Receivables in the related Receivables Pool. The Servicer will deposit the Precomputed Advance in the applicable Collection Account on or before the business day preceding the applicable Distribution Date or Payment Date. The Servicer will recoup its Precomputed Advance from subsequent payments by or on behalf of the related Obligor or from insurance or liquidation proceeds with respect to the Receivable and will release its right to reimbursement in conjunction with its purchase of the Receivable as Servicer, or, upon the determination that reimbursement from the preceding sources is unlikely, will recoup its Precomputed Advance from any collections made on other Precomputed Receivables in the related Receivables Pool or from any other source of funds identified in the related Prospectus Supplement.

         Simple Interest Receivables. If so provided in the related Prospectus Supplement, on or before the business day prior to each applicable Distribution Date or Payment Date, the Servicer shall deposit into the related Collection Account as a Simple Interest Advance an amount equal to the amount of interest that would have been due on the related Simple Interest Receivables at their respective APRs for the related Collection Period (assuming that such Simple Interest Receivables are paid on their respective due dates) minus the amount of interest actually received on such Simple Interest Receivables during the related Collection Period. If such calculation results in a negative number, an amount equal to such amount shall be paid to the Servicer in reimbursement of outstanding Simple Interest Advances. In addition, in the event that a Simple Interest Receivable becomes a Defaulted Receivable (as such term is defined in the related Prospectus Supplement), the amount of accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be withdrawn from the Collection Account and paid to the Servicer in reimbursement of outstanding Simple Interest Advances. No advances of principal will be made with respect to Simple Interest Receivables. As used herein, "ADVANCES" means both Precomputed Advances and Simple Interest Advances.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         Unless otherwise specified in the Prospectus Supplement with respect to any Trust, the Servicer will be entitled to receive a servicing fee (the "SERVICING FEE") for each Collection Period in an amount equal to a specified percentage per annum (as set forth in the related Prospectus Supplement, the "SERVICING FEE RATE") of the Pool Balance as of the first day of the related Collection Period. The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates or Payment Dates) will be paid out of the available funds for the related collection Period prior to any distribution(s) on the related Payment Date or Distribution Date to the Noteholders or the Certificateholders of the related series.

         With respect to any Trust, the Servicer will generally collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the related Receivables and will be entitled to reimbursement from such Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures.

         The Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle and/or recreational vehicle as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, paying costs of collections and disposition of defaults and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the related Receivables Pool, including making Advances, accounting for collections and furnishing monthly and annual statements to the related Trustee and Indenture Trustee with respect to distributions and generating federal income tax information for such Trust and for the related Noteholders and Certificateholders. The Servicing Fee also will reimburse the Servicer for certain taxes, the fees of the related Trustee and Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the related Receivables Pool.

DISTRIBUTIONS

         With respect to each series of Securities, beginning on the Payment Date or Distribution Date, as applicable, specified in the related Prospectus Supplement, distributions of principal of and interest (or, where applicable, of principal of or interest only) on each class of such Securities entitled thereto will be made by the Applicable Trustee to the Noteholders and the Certificateholders of such series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all distributions to each class of Certificateholders of such series will be set forth in the related Prospectus Supplement.

         With respect to each Trust, on each Payment Date and Distribution Date, as applicable, collections on the related Receivables will be transferred from the Collection Account to the Note Distribution Account, if any, and the Certificate Distribution Account for distribution to Noteholders, if any, and Certificateholders to the extent provided in the related Prospectus Supplement. Credit enhancement, such as a Reserve Account, will be available to cover any shortfalls in the amount available for distribution on such date to the extent specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, and unless otherwise specified therein, distributions in respect of principal of a class of Securities of a given series will be subordinate to distributions in respect of interest on such class, and distributions in respect of one or more classes of Certificates of such series may be subordinate to payments in respect of Notes, if any, of such series or other classes of Certificates of such series.

CREDIT AND CASH FLOW ENHANCEMENT

         The amounts and types of credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of Securities of a given series, if any, will be set forth in the related
Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities, Reserve Accounts, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the applicable Prospectus Supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.

         The presence of a Reserve Account and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses. The credit enhancement for a class or series of Securities may not provide protection against all risks of loss and may not guarantee repayment of the entire principal balance and interest thereon; any such limitations will be described in the related Prospectus Supplement. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one series of Securities, Securityholders of any such series will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other series.

         RESERVE ACCOUNT. If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor will establish for a series or class of Securities an account, as specified in the related Prospectus Supplement (the "RESERVE ACCOUNT"), which will be maintained with the related Trustee or Indenture Trustee, as applicable. The Reserve Account will be funded by an initial deposit by the Depositor or such other person specified in the related Prospectus Supplement on the Closing Date in the amount set forth in the related Prospectus Supplement and, if the related series has a Funding Period, will also be funded on each Subsequent Transfer Date to the extent described in the related Prospectus Supplement. As further described in the related Prospectus
Supplement, the amount on deposit in the Reserve Account will be increased on each Distribution Date or Payment Date thereafter up to the Specified Reserve Account Balance (as defined in the related Prospectus Supplement) by the deposit therein of the amount of collections on the related Receivables remaining on each such Distribution Date or Payment Date after the payment of all other required payments and distributions on such date. The related Prospectus Supplement will describe the circumstances and manner under which distributions may be made out of the Reserve Account, either to holders of the Securities covered thereby, to the Depositor or such other person specified in the related Prospectus Supplement.

NET DEPOSITS

         As an administrative convenience, unless the Servicer is required to remit collections daily (see "--Collections" above), the Servicer will be permitted to make the deposit of collections, aggregate Advances and Purchase Amounts for any Trust for or with respect to the related Collection Period net of distributions to be made to the Servicer for such Trust with respect to such Collection Period. The Servicer may cause to be made a single net transfer from the Collection Account to the related Payahead Account, if any, or vice versa. The Servicer, however, will account to the Trustee, any Indenture Trustee, the Noteholders, if any, and the Certificateholders with respect to each Trust as if all deposits, distributions and transfers were made individually. With respect to any Trust that issues both Certificates and Notes, if the related Payment Dates do not coincide with the Distribution Dates, all distributions, deposits or other remittances made on a Payment Date will be treated as having been distributed, deposited or remitted on the Distribution Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on such Distribution Date.

STATEMENTS TO TRUSTEES AND TRUST

         Prior to each Distribution Date or Payment Date with respect to each series of Securities, the Servicer will provide to the Applicable Trustee as of the close of business on the last day of the preceding Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such series described under "Certain Information Regarding the Securities--Reports to Securityholders" herein.

EVIDENCE AS TO COMPLIANCE

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish annually to the related Trust and the Applicable Trustee or Trustee statement as to compliance by the Servicer during the preceding twelve months (or, in the case of the first such certificate, from the applicable Closing Date) with certain standards relating to the servicing of the applicable Receivables, the Servicer's accounting records and computer files with respect thereto and certain other matters.

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will also provide for delivery to the related Trust and the Applicable Trustee, substantially simultaneously with the delivery of such accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, throughout the preceding twelve months (or, in the case of the first such certificate, from the Closing Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Servicer has agreed to give each Applicable Trustee notice of certain Servicer Defaults under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

         Copies  of  such  statements  and   certificates  may  be  obtained  by
Securityholders by a request in writing addressed to the Applicable Trustee.

CERTAIN MATTERS REGARDING THE SERVICER

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon determination that the Servicer's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the Applicable Trustee or a successor servicer has assumed the Servicer's servicing obligations and duties under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under such Sale and Servicing Agreement or Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

         Under the circumstances specified in each Sale and Servicing Agreement and Pooling and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer, which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

SERVICER DEFAULT

         "SERVICER DEFAULT" under each Sale and Servicing Agreement and Pooling and Servicing Agreement will consist of (i) any failure by the Servicer to deliver to the Applicable Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Applicable Trustee to make any required distributions therefrom, which failure continues unremedied for three business days after written notice from the Applicable Trustee is received by the Servicer or after discovery of such failure by the Servicer; (ii) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement in such Sale and Servicing Agreement or Pooling and Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders or the Certificateholders of the related series and which continues unremedied for 60 days after the giving of written notice of such failure (A) to the Servicer or the Depositor, as the case may be, by the Applicable Trustee or (B) to the Servicer and to the
Applicable Trustee by holders of Notes or Certificates of such series, as applicable, evidencing not less than 25% in principal amount of such outstanding Notes or of such Certificate Balance; and (iii) the occurrence of an Insolvency Event with respect to the Servicer. "INSOLVENCY EVENT" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such person and certain actions by such person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

RIGHTS UPON SERVICER DEFAULT

         In the case of any Trust that has issued Notes, as long as a Servicer Default under a Sale and Servicing Agreement remains unremedied, the related Indenture Trustee or holders of Notes of the related series evidencing not less than 25% of the principal amount of such Notes then outstanding may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement, whereupon such Indenture Trustee or a successor servicer appointed by such Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the case of any Trust that has not issued Notes, as long as a Servicer Default under the related Pooling and Servicing Agreement remains unremedied, the related Trustee or holders of Certificates of the related series evidencing not less than 25% of the principal amount of such Certificates then outstanding may terminate all the rights and obligations of the Servicer under such Pooling and Servicing Agreement, whereupon such Trustee or a successor servicer appointed by such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent such Indenture Trustee, such Noteholders, such Trustee or such Certificateholders from effecting a transfer of servicing. In the event that such Indenture Trustee or Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor with a net worth of at least $100,000,000 and whose regular business includes the servicing of motor vehicle receivables. Such Indenture Trustee or Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

WAIVER OF PAST DEFAULTS

         With respect to each Trust that has issued Notes, unless otherwise provided in the related Prospectus Supplement, the holders of Notes evidencing at least a majority in principal amount of the then outstanding Notes of the related series (or the holders of the Certificates of such series evidencing not less than a majority of the outstanding Certificate Balance, in the case of any Servicer Default which does not adversely affect the related Indenture Trustee or such Noteholders) may, on behalf of all such Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Default in making any required deposits to or payments from any of the Trust Accounts or to the Certificate Distribution Account in accordance with such Sale and Servicing Agreement. With respect to each Trust that has not issued Notes, holders of Certificates of such series evidencing not less than a majority of the principal amount of such Certificates then outstanding may, on behalf of all such Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Pooling and Servicing Agreement, except a Servicer Default in making any required deposits to or payments from the Certificate Distribution Account or the related Trust Accounts in accordance with such Pooling and Servicing Agreement. No such waiver will impair such Noteholders' or Certificateholders' rights with respect to subsequent defaults.

AMENDMENT

         Unless otherwise provided in the related Prospectus Supplement, each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Trustee or Indenture Trustee, as applicable, materially and adversely affect the interest of any such Noteholder or Certificateholder. Unless otherwise specified in the related Prospectus Supplement, the Transfer and Servicing Agreements may also be amended by the Depositor, the Servicer, the related Trustee and any related Indenture Trustee with the consent of the holders of Notes evidencing at least a majority in principal amount of then outstanding Notes, if any, of the related series and the holders of the Certificates of such series evidencing at least a majority of the principal amount of such Certificates then outstanding, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes or Certificates of such series which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes or Certificates, as the case may be, of such series.

         Each Trust Agreement will provide that the applicable Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Depositor) of such Trust and the delivery to such Trustee by each such Certificateholder (including the Depositor) of a certificate certifying that such Certificateholder reasonably believes that such Trust is insolvent.

PAYMENT OF NOTES

         Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee
will   succeed  to  all  the   rights  of  the   Indenture   Trustee,   and  the
Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Sale and Servicing Agreement.

TERMINATION

         With respect to each Trust, the obligations of the Servicer, the Depositor, the related Trustee and the related Indenture Trustee, if any, pursuant to the Transfer and Servicing Agreements will terminate upon the earlier of (i) the maturity or other liquidation of the last related Receivable and the disposition of any amounts received upon liquidation of any such remaining Receivables, (ii) the payment to Noteholders, if any, and Certificateholders of the related series of all amounts required to be paid to them pursuant to the Transfer and Servicing Agreements and (iii) the occurrence of either event described below.

         In order to avoid excessive administrative expense, the Servicer will be permitted at its option to purchase from each Trust, as of the end of any applicable Collection Period, if the then outstanding Pool Balance with respect to the Receivables held by such Trust is 10% (or such other percentage not lower than 5% as is specified in the related Prospectus Supplement) or less of the Initial Pool Balance (as defined in the related Prospectus Supplement, the "INITIAL POOL Balance"), all remaining related Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of the end of such Collection Period.

         If and to the extent provided in the related Prospectus Supplement with respect to a Trust, the Applicable Trustee will, within ten days following a Distribution Date or Payment Date as of which the Pool Balance is equal to or less than the percentage of the Initial Pool Balance specified in the related Prospectus Supplement, solicit bids for the purchase of the Receivables remaining in such Trust, in the manner and subject to the terms and conditions set forth in such Prospectus Supplement. If the Applicable Trustee receives satisfactory bids as described in such Prospectus Supplement, then the Receivables remaining in such Trust will be sold to the highest bidder.

         As more fully described in the related Prospectus Supplement, any outstanding Notes of the related series will be redeemed concurrently with either of the events specified above, and the subsequent distribution to the related Certificateholders of all amounts required to be distributed to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the Certificates of such series.

ADMINISTRATION AGREEMENT

         If so specified in the related Prospectus Supplement, the person named as such in the related Prospectus Supplement (the "ADMINISTRATOR"), will enter into an agreement (as amended and supplemented from time to time, an "ADMINISTRATION AGREEMENT") with each Trust that issues Notes and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture. Unless otherwise specified in the related Prospectus Supplement with respect to any such Trust, as compensation for the performance of the Administrator's obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to a monthly administration fee in such an amount as may be set forth in the related Prospectus Supplement (the "ADMINISTRATION FEE").

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

GENERAL

         The Receivables will be treated by each Trust as "chattel paper" as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to a security interest in chattel paper. In order to protect each Trust's ownership or security interest in its Receivables, the Depositor will file UCC-1 financing statements with the appropriate authorities in the States of New York, Delaware and any other states deemed advisable by the Depositor to give notice of such Trust's and any related Indenture Trustee's ownership of and security interest in the Receivables and their proceeds. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer will be obligated to maintain the perfection of each Trust's and any related Indenture Trustee's interest in the Receivables. It should be noted, however, that a purchaser of chattel paper who gives new value and takes possession of it in the ordinary course of such purchaser's business has priority over a security interest, including an ownership interest, in the chattel paper that is perfected by filing UCC-1 financing statements, and not by possession of such chattel paper by the original secured party, if such purchaser acts in good faith without knowledge that the related chattel paper is subject to a security interest, including an ownership interest. Any such purchaser would not be deemed to have such knowledge because there are UCC filings and would not learn of the sale of or security interest in the Receivables from a review of the Receivables since they would not be marked to show such sale.

SECURITY INTEREST IN VEHICLES

         In states in which retail installment sale contracts and installment loans such as the Motor Vehicle and Recreational Vehicle Receivables evidence the credit sale of automobiles, light-duty trucks or recreational vehicles by dealers to obligors, the contracts or loans also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC. Perfection of security interests in the automobiles and recreational vehicles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In all states in which the Receivables have been originated, except as noted below, a security interest in Financed Vehicles is perfected by obtaining the certificate of title to the Financed Vehicle or notation of the secured party's lien on the Financed Vehicle's certificate of title. Notwithstanding the foregoing, in certain states, folding camping trailers and/or slide-in campers, which may constitute the Financed Vehicle with respect to certain Recreational Vehicle Receivables, are not subject to state titling and vehicle registration laws and a security interest in such recreation vehicles is perfected by filing pursuant to the provisions of the UCC.

         Unless otherwise specified in the related Prospectus Supplement, each Seller will be obligated to have taken all actions necessary under the laws of the state in which the Financed Vehicle is located to perfect its security interest in the Financed Vehicle securing the related Receivable purchased by it from a Dealer, including, where applicable, by having a notation of its lien recorded on such vehicle's certificate of title or, if appropriate, by perfecting its security interest in the related recreational vehicles under the UCC. Because the Servicer will continue to service the contracts and loans, the Obligors on the contracts and loans will not be notified of the sales from a Seller to the Depositor or from the Depositor to the Trust, and no action will be taken to record the transfer of the security interest from a Seller to the Depositor or from the Depositor to the Trust by amendment of the certificates of title for the Financed Vehicles or otherwise.

         Pursuant to each Receivables Purchase Agreement, each Seller will assign to the Depositor its interests in the Financed Vehicles securing the Motor Vehicle and Recreational Vehicle Receivables assigned by that Seller to the Depositor and, with respect to each Trust, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor will assign its interests in the Financed Vehicles securing the related Receivables to such Trust. However, because of the administrative burden and expense, none of the Seller, the Depositor, the Servicer or the related Trustee will amend any certificate of title to identify either the Depositor or such Trust as the new secured party on such certificate of title relating to a Financed Vehicle nor will any such entity execute and file any transfer instrument (including, among other instruments, UCC-3 assignments for those Financed Recreational Vehicles for which perfection is governed by the UCC).

         In most states, an assignment such as that under each Receivables Purchase Agreement, Sale and Servicing Agreement or Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title or the execution or filing of any transfer instrument, and the assignee succeeds thereby to the assignor's rights as secured party. In some states, however, in the absence of such an amendment, execution or filing, the assignment to the Applicable Trustee of a security interest in Financed Vehicles registered therein may not be effective or such security interest may not be perfected. If any otherwise effectively assigned security interest in favor of the Applicable Trustee is not perfected, such assignment of the security interest to such Trustee may not be effective against creditors or a trustee in bankruptcy of the applicable Seller, which continues to be specified as lienholder on any certificates of title or as secured party on any UCC filing. However, UCC financing statements with respect to the transfer of each Seller's security interest in related Financed Vehicles to the Depositor and the transfer to the applicable Trust of the Seller's security interest in such Financed Vehicles will be filed. In addition, the Servicer will continue to hold any certificates of title relating to the Financed Vehicles in its possession as custodian for such Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables".

         In addition, even in those states where an assignment such as that under each Receivables Purchase Agreement, Sale and Servicing Agreement or Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, by not identifying a Trust as the secured party on the certificate of title, the security interest of such Trust in the vehicle could be defeated through fraud or negligence. In such states, in the absence of fraud or forgery by the vehicle owner or the Seller or administrative error by state or local agencies, the notation of the Seller's lien on the certificates of title will be sufficient to protect a Trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. If there are any Financed Vehicles as to which the Seller failed to obtain a perfected security interest, the security interest of the related Trust would be subordinate to, among others, the interests of subsequent purchasers of the Financed Vehicles and holders of perfected security interests therein. Such a failure, however, would constitute a breach of the warranties of the Depositor under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and of the related Seller under the Receivables Purchase Agreement and would create an obligation of the Depositor to repurchase the related Receivable from the Trust and of the related Seller to simultaneously repurchase the related Receivable from the Depositor unless the breach were cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "Special Considerations--Certain Legal Aspects--Security Interests in Financed Vehicles".

         Under the laws of most states, the perfected security interest in a vehicle would continue for four months after the vehicle is moved to a state other than the state in which it is initially registered and thereafter until the owner thereof re-registers the vehicle in the new state. A majority of states generally require surrender of a certificate of title to re-register a vehicle. Accordingly, a secured party must surrender possession if it holds the certificate of title to the vehicle or, in the case of a vehicle registered in a state providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party would receive notice of surrender if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not list the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a motor vehicle or recreational vehicle, re-registration could defeat perfection. In the ordinary course of servicing motor vehicle or recreational vehicle receivables, the Servicer takes steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor sells a vehicle, the Servicer must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related loan before release of the lien. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer will be obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and is obligated to purchase the related Receivable if it fails to do so.

         Under the laws of most states, liens for repairs performed on a motor vehicle or recreational vehicle and liens for unpaid taxes take priority over even a perfected security interest in a financed vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle. Under each Receivables Purchase Agreement, the Seller will represent to the related Trust that, as of the date the related Receivable is sold to such Trust, each security interest in a Financed Vehicle is or will be prior to all other present liens (other than tax liens and other liens that arise by operation of law) upon and security interests in such Financed Vehicle. However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the Trustee, any Indenture Trustee, any Noteholders or the Certificateholders in respect of a given Trust if such a lien arises or confiscation occurs and any such lien or confiscation arising after the applicable Closing Date would not give rise to the related Seller's repurchase obligation under the applicable Receivables Purchase Agreement.

REPOSSESSION

         In the event of default by vehicle purchasers, the holder of the motor vehicle or recreational vehicle installment sale contract or installment loan has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among the UCC remedies, the secured party has the right to perform self-help repossession unless such act would constitute a breach of the peace. Self-help is the method employed by the Servicer in most cases and is accomplished simply by retaking possession of the financed vehicle. In the event of default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which he may cure the default prior to repossession. Generally, the right of reinstatement may be exercised on a limited number of occasions in any one-year period. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the vehicle must then be repossessed in accordance with that order.

NOTICE OF SALE; REDEMPTION RIGHTS

         The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees, or, in some states, by payment of delinquent installments or the unpaid balance.

DEFICIENCY JUDGMENTS AND EXCESS PROCEEDS

         The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.

         Occasionally, after resale of a vehicle and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a lien with respect to the vehicle or if no such lienholder exists or there are remaining funds, the UCC requires the creditor to remit the surplus to the former owner of the vehicle.

CONSUMER PROTECTION LAWS

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the federal Truth in Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Procedures Act, the Magnuson--Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, retail installment sales acts and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an
assignee's   ability  to  enforce  consumer   finance   contracts  such  as  the
Receivables.

         The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC RULE"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law, has the effect of subjecting a seller in a consumer credit transaction (and certain related creditors and their assignees) to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor.

         Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the Financed Vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor on the Receivable. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of the Seller's warranties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and would create an obligation of the Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables".

         Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

         In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

         Under each Receivables Purchase Agreement, the related Seller will warrant to the related Depositor (who will in turn assign its rights under such warranty to the applicable Trust under the related Sale and Servicing Agreement or Pooling and Servicing Agreement) that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against such Trust for violation of any law and such claim materially and adversely affects such Trust's interest in a Receivable, such violation would constitute a breach of the warranties of the Seller under such Receivables Purchase Agreement and would create an obligation of the Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables".

OTHER LIMITATIONS

         In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. The summary does not purport to deal with federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or Internal Revenue Service ("IRS ") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

         The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. The opinion of special Federal tax counsel to each Trust specified in the related Prospectus Supplement ("TAX COUNSEL"), regarding certain federal income tax matters is discussed below. An opinion of Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

         The federal income tax consequences to Certificateholders will vary depending on whether an election is made to treat the Trust as a partnership under the Code or whether the Trust will be treated as a grantor trust or whether an election is made to treat the Trust as a FASIT under the Code. The Prospectus Supplement for each series of Certificates will specify whether a partnership election will be made or the Trust will be treated as a grantor trust.

                 TRUSTS FOR WHICH A PARTNERSHIP ELECTION IS MADE

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

         With respect to a Trust for which a partnership election is made, it is the opinion of Tax Counsel that such Trust will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on Tax Counsel's opinion that the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

         If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The Depositor will agree, and the Noteholders will agree by their purchase of Notes, to treat such Notes as debt for federal income tax purposes. It is the opinion of Tax Counsel that such Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

         OID, ETC. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID REGULATIONS") relating to original issue discount ("OID"), and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

         INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered to be issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID Regulations, a holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "SHORT-TERM NOTE") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         SALE OR OTHER DISPOSITION. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         The Taxpayer Relief Act of 1997 revises the maximum rate of tax on net capital gains for individuals on sales of certain assets (including stocks and securities). The holding period for which an asset must be held for the gain from its sale to be eligible for the lowest rate is increased from 12 months to 18 months, with a further rate reduction scheduled to take effect after the year 2000 for the sale of certain assets that have been held at least 5 years. The Treasury Department is to issue regulations coordinating the capital gain provisions with other rules involving the treatment of sales and exchange by pass-through entities such as the Trust.

         FOREIGN HOLDERS. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Depositor (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Depositor is a "related person" within the meaning of the Code and
(ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income tax at graduated rates (if received by a non-U.S. person with effectively connected income) and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         BACKUP WITHHOLDING. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         NEW WITHHOLDING REGULATIONS. On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

         TREATMENT OF THE TRUST AS A PARTNERSHIP. The Depositor and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders (including the Depositor in its capacity as recipient of distributions from the Reserve Account), and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Depositor and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A VARIETY OF ALTERNATIVE CHARACTERIZATIONS ARE POSSIBLE. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Depositor or the Trust. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

         PARTNERSHIP TAXATION. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust will be allocated to the Depositor. Based on the economic arrangement of the parties, this approach for allocating Trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

         All of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

         An individual taxpayer's share of expenses of the Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.

         The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

         DISCOUNT AND PREMIUM. Unless otherwise indicated in the Prospectus Supplement, the applicable Seller will represent that the Receivables were not issued with OID, and, therefore, the Trust would not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

         If the Trust acquires the Receivables at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Receivables or to offset any such premium against interest income on the Receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

         SECTION 708 TERMINATION. Pursuant to final Treasury regulations issued May 9, 1997 under Section 708 of the Code, a sale or exchange of 50% or more of the capital and profits in the Trust would cause a deemed contribution of assets of the Trust (the "old partnership") to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the parties of the old partnership in liquidation thereof and not constitute a sale or exchange.

         DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

         If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Depositor is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

         SECTION 754 ELECTION. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

         ADMINISTRATIVE MATTERS. The Owner Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

         Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

         TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         BACKUP WITHHOLDING. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.






                        TRUSTS TREATED AS GRANTOR TRUSTS

TAX CHARACTERIZATION OF THE TRUST AS A GRANTOR TRUST

         If a partnership election is not made, it is the opinion of Tax Counsel that such a Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, owners of Certificates (referred to herein as "GRANTOR TRUST Certificateholders") will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The Certificates issued by a Trust that is treated as a grantor trust are referred to herein as "GRANTOR TRUST CERTIFICATES".

         CHARACTERIZATION. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by Grantor Trust Certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Servicer. Under Sections 162 or 212 of the Code, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Section 212 expenses exceed two percent of its adjusted gross income. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. If the servicing fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "coupon stripping" rules of the Code discussed below.

         PREMIUM. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Receivable based on each Receivable's relative fair market value, so that such holder's undivided interest in each Receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Receivables at a premium may elect to amortize such premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Section 171. A Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder acquires during the year of the election or thereafter.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Receivable prepays in full, equal to the difference between the portion of the prepaid principal amount of such Receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to such Receivable. If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

STRIPPED BONDS AND STRIPPED COUPONS

         Although the tax treatment of stripped bonds is not entirely clear, based on guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under recently issued Treasury regulations (the "SECTION 1286 TREASURY REGULATIONS"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such stripped bond will be considered to have been issued with OID. See "Original Issue Discount." Based on the preamble to the Section 1286 Treasury Regulations, Tax Counsel is of the opinion that, although the matter is not entirely clear, the interest income on the Certificates at the sum of the Pass Through Rate and the portion of the Servicing Fee Rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations, and such income will be so treated in the Trustee's tax information reporting.

         ORIGINAL ISSUE DISCOUNT. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to "original issue discount" (currently Sections 1271 through 1273 and 1275) will be applicable to a Grantor Trust Certificateholder's interest in those Receivables meeting the conditions necessary for these sections to apply. Generally, a Grantor Trust Certificateholder that acquires an undivided interest in a Receivable issued or acquired with OID must include in gross income the sum of the "daily portions," of the OID on such Receivable for each day on which it owns a Certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of OID with respect to a Receivable generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the Receivable during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Distribution Date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on the Receivable under the prepayment assumption used in respect of the Receivables and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of the Receivable at the beginning of such accrual period. No representation is made that the Receivables will prepay at any prepayment assumption. The "adjusted issue price" of a Receivable at the beginning of the first accrual period is its issue price (as determined for purposes of the OID rules of the Code) and the "adjusted issue price" of a Receivable at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under either an exact or approximate method set forth in the OID Regulations, or some other reasonable method, provided that such method is consistent with the method used to determine the yield to maturity of the Receivables.

         With respect to the Receivables, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Receivables. Subsequent purchasers that purchase Receivables at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue such OID.

         MARKET DISCOUNT. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Receivable allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

         A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         PREMIUM. To the extent a Grantor Trust Certificateholder is considered to have purchased an undivided interest in a Receivable for an amount that is greater than its stated redemption price at maturity of such Receivable, such Grantor Trust Certificateholder will be considered to have purchased the Receivable with "amortizable bond premium" equal in amount to such excess. A Grantor Trust Certificateholder (who does not hold the Certificate for sale to customers or in inventory) may elect under Section 171 of the Code to amortize such premium. Under the Code, premium is allocated among the interest payments on the Receivables to which it relates and is considered as an offset against (and thus a reduction of) such interest payments. With certain exceptions, such an election would apply to all debt instruments held or subsequently acquired by the electing holder. Absent such an election, the premium will be deductible as an ordinary loss only upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

         ELECTION TO TREAT ALL INTEREST AS OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder owns or acquires. See "--Premium" above. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.

         SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

         Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

         NON-U.S. PERSONS. Generally, to the extent that a Grantor Trust Certificate evidences ownership in underlying Receivables that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below) or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Receivables issued after July 18, 1984, by natural persons if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to Receivables where the obligor is not a natural person in order to qualify for the exemption from withholding.

         As used herein, a "U.S. PERSON" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations) or an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will be a U.S. Person.

         INFORMATION REPORTING AND BACKUP WITHHOLDING. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

TRUSTS FOR WHICH A FASIT ELECTION IS MADE

         GENERAL. It is the opinion of Tax Counsel that the Trust will, on the startup day, qualify as a FASIT and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a FASIT under the Code assuming a timely FASIT election is made. Based on the foregoing and assuming compliance with the Transaction Documents, certain of the Securities will qualify as regular interests in a FASIT ("Regular Securities") which will generally be treated as debt for U.S. federal income tax purposes. The Small Business Job Protection Act of 1996 added Sections 860H through 860L of the Code (the "FASIT Provisions "), which provide for a new type of entity for federal income tax purposes known as a "financial asset securitization investment trust" (a "FASIT "). Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of the holders of Regular Securities and the ownership interest (the "Ownership Securities," with the Regular Securities, the "Securities") in a FASIT (the "FASIT Securityholders "). Investors also should note that the FASIT discussion contained herein constitutes only the material federal income tax consequences to holders of FASIT Securities. The Receivables will only be added to or deleted from a Trust Fund for which a FASIT election has been made only in a manner consistent with additions or deletions that would be permitted in the case of a REMIC.

         FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series FASIT. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for that Series and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

         QUALIFICATION AS A FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interest" and the "ownership interests," respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Securityholders' interests in the FASIT are met on a continuing basis, and (iii) the Trust Fund is not a regulated investment company as defined in Section 851(a) of the Code.

         ASSET COMPOSITION. In order for a Trust Fund (or one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT QUALIFICATION TEST"). Permitted assets include (i) cash or cash equivalents, (ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interest, (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and
(vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

         INTERESTS IN A FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic C corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

         A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the Service plus 5%, and (vi) it if pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interests (i.e., certain qualified floating rates and weighted average rates). Interest will be considered to be based on a permissible variable rate if generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rate," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such FASIT regular interest.

         If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv), or (v), but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest". In addition, if a FASIT Security fails to meet the requirement of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic C corporations that are fully subject to corporate income tax ("ELIGIBLE CORPORATIONS"), other FASITs, and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Federal Income Tax Consequences--FASIT Securities--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

         CONSEQUENCES OF DISQUALIFICATION. If a Series FASIT fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxable as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which the requirements for FASIT status are not satisfied.

TAX TREATMENT OF FASIT REGULAR SECURITIES

         GENERAL. Payments received by holders of FASIT Regular Securities other than High-Yield Interests will be accorded the same tax treatment under the Code as payments received on other taxable debt instruments. Holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method and accordingly, may report income prior to the receipt of any cash distribution corresponding to such income. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Securityholder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner as other debt instruments. High-Yield Securities may be held only by fully taxable domestic C corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

         TREATMENT OF REALIZED LOSSES. Although not entirely clear, it appears that holders of FASIT Regular Securities that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such FASIT Regular Security becoming wholly or partially worthless, and that, in general, holders of FASIT Regular Securities that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such FASIT Regular Securities becoming wholly worthless. Although the matter is unclear, non-corporate holders of FASIT Regular Securities may be allowed a bad debt deduction at such time that the principal balance of any such FASIT Regular Security is reduced to reflect realized losses resulting from any liquidated Underlying Assets. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all Underlying Assets remaining in the related FASIT have been liquidated or the FASIT Regular Securities of the related Series have been otherwise retired. Potential investors and Holders of the FASIT Regular Securities are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such FASIT Regular Securities, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on FASIT Regular Securities.

         In addition, FASIT Regular Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government securities" for either REIT or RIC qualification purposes.

         TREATMENT OF HIGH-YIELD INTEREST. High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transfer still will be treated as the holder of the High-Yield Interest.

         The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

TAX TREATMENT OF FASIT OWNERSHIP SECURITIES

         GENERAL. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount, and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See "Federal Income Tax Consequences--FASIT Securities--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool, that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be the greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

         The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

         BACKUP WITHHOLDING, REPORTING AND TAX ADMINISTRATION. Holders of FASIT Securities will be subject to backup withholding to the same extent holders of other debt instruments would be subject. For purposes of reporting and tax administration, holders of record of FASIT Securities generally will be treated in the same manner as holders of other debt instruments.

                                     * * *

         THE FEDERAL TAX CONSEQUENCES SET FORTH ABOVE MAY NOT BE APPLICABLE TO A PARTICULAR NOTEHOLDER OR CERTIFICATEHOLDER DEPENDING UPON SUCH NOTEHOLDER'S OR CERTIFICATEHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF FUTURE CHANGES IN FEDERAL OR OTHER TAX LAWS.

ERISA CONSIDERATIONS

         Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each a "BENEFIT PLAN"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.

         Certain transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Notes or Certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "PLAN ASSETS REGULATION"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment in this context of Notes and Certificates of a given series will be discussed in the related Prospectus Supplement.

         Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements.

         A plan fiduciary considering the purchase of Securities of a given series should consult its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

SENIOR CERTIFICATES ISSUED BY TRUSTS THAT DO NOT ISSUE NOTES

         Unless otherwise specified in the related Prospectus Supplement, the following discussion applies only to nonsubordinated Certificates (referred to herein as "SENIOR CERTIFICATES") issued by a Trust that does not issue Notes.

         The U.S. Department of Labor has granted to the lead Underwriter named in the Prospectus Supplement an exemption (the "EXEMPTION") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment sales contracts such as the Receivables. The Exemption will apply to the acquisition, holding and resale of the Senior Certificates by a Benefit Plan, provided that certain conditions (certain of which are described below) are met.

         Among the conditions which must be satisfied for the Exemption to apply to the Senior Certificates are the following:

(1) The acquisition of the Senior Certificates by a Benefit Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's length transaction with an unrelated party;

(2) The rights and interests evidenced by the Senior Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

(3) The Senior Certificates acquired by the Benefit Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from Standard & Poor's Ratings Service, Moody's Investor Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc.;

(4) The Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

(5) The sum of all payments made to the Underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Contracts to the Trust represents not more than the fair market value of such Contracts; and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith; and

(6) The Benefit Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest or prohibited transactions only if, among other requirements, (i) in the case of the acquisition of Senior Certificates in connection with the initial issuance, at least fifty (50) percent of the Senior Certificates and of the aggregate interests in the Trust are acquired by persons independent of the Restricted Group, (ii) the Benefit Plan's investment in Senior Certificates does not exceed twenty-five (25) percent of all of the Senior Certificates outstanding at the time of the acquisition, and (iii) immediately after the acquisition, no more than twenty-five (25) percent of the assets of Benefit Plans for which the fiduciary renders investment advice or has discretionary authority are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Benefit Plans sponsored by the Depositor, the related Seller, any Underwriter, the Trustee, the Servicer, any obligor with respect to Contracts included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "RESTRICTED GROUP").

         The Prospectus Supplement for each series will indicate the classes of Securities offered thereby to which the Exemptions will apply.

                              PLAN OF DISTRIBUTION

         On the terms and conditions set forth in an underwriting agreement with respect to the Securities of a given series (the "UNDERWRITING AGREEMENT"), the Depositor will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes and Certificates, as the case may be, of the related series set forth therein and in the related Prospectus Supplement.

         In each Underwriting Agreement with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Notes and Certificates, as the case may be, described therein which are offered hereby and by the related Prospectus Supplement if any of such Notes and Certificates, as the case may be, are purchased.

         Each Prospectus Supplement will either (i) set forth the price at which each class of Notes and Certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Notes and Certificates or (ii) specify that the related Notes and Certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such Notes and Certificates, such public offering prices and such concessions may be changed.

         This Prospectus may be used, to the extent required, by the Underwriter in connection with offers and sales related to market making transactions.

         Each Underwriting Agreement will provide that the Depositor will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

         Each Trust may, from time to time, invest the funds in its Trust Accounts in Eligible Investments acquired from such underwriters or from the Depositor.

         The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Securities of any series will be passed upon for the related Trust and the Depositor by Brown & Wood LLP, New York, New York, and for the Underwriter for such series by Brown & Wood LLP. Material federal income tax will be passed upon for each Trust by Brown & Wood LLP.






                                 INDEX OF TERMS

Accelerated Principal Distribution Amount.................................16
Actuarial Receivables.....................................................15
Administration Agreement..................................................41
Administration Fee........................................................41
Administrator.............................................................41
Advance....................................................................5
Advances..................................................................36
Applicable Trustee........................................................28
APR........................................................................6
Available Amount..........................................................21
Base Rate.................................................................24
Benefit Plan..............................................................59
Business Day...............................................................5
Calculation Agent.........................................................24
Calculation Date..................................................25, 26, 28
CD Rate...................................................................25
CD Rate Determination Date................................................25
CD Rate Security..........................................................24
Cede...................................................................2, 12
Cedel.....................................................................29
Cedel Participants........................................................29
Certificate Balance....................................................20, 4
Certificate Distribution Account..........................................34
Certificate Interest Reserve Amount.......................................21
Certificate Pool Factor...................................................16
Certificateholders.........................................................6
Certificateholders' Distributable Amount..................................20
Certificateholders' Interest Carryover Shortfall..........................20
Certificateholders' Interest Distributable Amount.........................20
Certificateholders' Monthly Interest Distributable Amount.................20
Certificateholders' Monthly Principal Distributable Amount................20
Certificateholders' Principal Carryover Shortfall.........................20
Certificateholders' Principal Distributable Amount........................20
Certificates...........................................................1, 18
CERTIFICATES...............................................................1
chattel paper.............................................................41
Class [  ] Final Scheduled Distribution Date...............................5
Class [  ] Notes........................................................3, 4
Class [  ] Rate............................................................5
Closing Date........................................................4, 1, 33
Code...................................................................4, 45
Collection Account..................................................7, 3, 34
Collection Period...................................................5, 2, 35
Commercial Paper Rate.....................................................25
Commercial Paper Rate Determination Date..................................25
Commercial Paper Rate Security............................................24
Commission..............................................................3, 2
Company.........................................................18, 2, 3, 18
Composite Quotations......................................................24
Cooperative...............................................................29
Cut-off Date...........................................................4, 13
Dealer Agreements.........................................................13
Dealers...................................................................12
Definitive Certificates...................................................30
Definitive Notes..........................................................30
Definitive Securities.....................................................30
Depositaries..............................................................28
Depositor...........................................................3, 4, 18
Depository................................................................18
Determination Date..................................................5, 16, 2
Distribution Date.......................................................2, 5
Distribution Dates.........................................................5
DTC....................................................................3, 12
DTC's Nominee.............................................................12
Eligible Deposit Account..................................................35
Eligible Institution......................................................35
Eligible Investments......................................................35
ERISA......................................................................7
Euroclear.................................................................29
Euroclear Operator........................................................29
Euroclear Participants....................................................29
Events of Default.........................................................20
Exchange A.................................................................3
Exchange Act...............................................................2
Exemption.................................................................59
FASIT.....................................................................56
FASIT Provisions..........................................................56
FASIT Qualification Test..................................................56
FASIT Securityholders.....................................................56
Federal Funds Rate........................................................26
Federal Funds Rate Determination Date.....................................26
Federal Funds Rate Security...............................................24
Final Scheduled Distribution Date.....................................18, 11
Final Scheduled Maturity Date........................................4, 1, 6
Financed Motor Vehicles...................................................12
Financed Recreational Vehicles............................................12
Financed Vehicles.......................................................2, 4
Fixed Rate Securities.....................................................24
Floating Rate Interest Accrual Period..................................5, 15
Floating Rate Securities..................................................24
foreign person............................................................47
FTC Rule..................................................................44
Funding Period.............................................................3
Grantor Trust Certificateholders..........................................52
Grantor Trust Certificates................................................52
H.15(519).................................................................24
High-Yield Interest.......................................................57
Indenture..................................................................4
Indenture Trustee......................................................4, 18
Index Maturity............................................................24
Indirect Participants.....................................................28
Initial Cut-off Date.......................................................4
Initial Pool Balance...................................................4, 41
Initial Receivables........................................................4
Insolvency Event..........................................................39
Interest Distribution Amount..........................................18, 11
Interest Rate..............................................................3
Interest Reset Date.......................................................24
Interest Reset Period.....................................................24
Investment Earnings.......................................................35

IO 56

IRS.......................................................................45
Issuer..................................................................4, 3
LIBOR.....................................................................26
LIBOR Determination Date..................................................26
LIBOR Reuters.............................................................26
LIBOR Security............................................................24
Liquidated Receivables....................................................18
Liquidation Proceeds......................................................18
London Banking Day........................................................26
Money Market Yield........................................................25
Motor Vehicle Receivables.................................................12
new partnership...........................................................49
New Regulations...........................................................47
Nonbank Seller.............................................................9
Note Distribution Account.................................................34
Note Pool Factor..........................................................16
Noteholders' Distributable Amount.........................................19
Noteholders' Interest Carryover Shortfall.................................19
Noteholders' Interest Distributable Amount................................19
Noteholders' Monthly Interest Distributable Amount........................19
Noteholders' Monthly Principal Distributable Amount.......................20
Noteholders' Principal Carryover Shortfall................................20
Noteholders' Principal Distributable Amount...............................19
Notes......................................................................3
Obligors..................................................................12
OID...................................................................22, 46
OID regulations...........................................................46
old partnership...........................................................49
Owner Trustee..............................................................4
Participants..........................................................18, 28
Pass Through Rate..........................................................7
Payment Date...............................................................5
Plan......................................................................22
Pool Balance...............................................................4
Pooling and Servicing Agreement............................................3
Pre-Funding Account....................................................18, 3
Prospectus.................................................................3
Rating Agency..............................................................8
Realized Losses...........................................................18
Receivables............................................................2, 18
Receivables Pool......................................................11, 12
Record Date................................................................5
Recreational Vehicle Receivables..........................................13
Redemption Price..........................................................16
Registration Statement.....................................................2
Regular Principal Distribution Amount..................................5, 16
Reuters Screen LIBO Page..................................................26
Sale and Servicing Agreement...............................................4
Securities.................................................................4
Securities Act.............................................................2
Securityholders............................................................6
Seller.....................................................................4
Servicer............................................................4, 18, 3
Servicing Fee Rate........................................................36
Strip Notes................................................................3
Subsequent Receivables....................................................18
Tax Counsel............................................................8, 45
Telerate Page.............................................................27
Total Distribution Amount.................................................18
Transfer and Servicing Agreements.........................................17
Transferor.................................................................3
Trust......................................................................4
Trust Agreement............................................................4
Trustee....................................................................3
Underwriter................................................................3
Underwriting Agreement....................................................23





                                                                        ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Securities (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Notes will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior debt issues. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payments in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to book-entry securities in same-day funds.

         TRADING BETWEEN CEDEL AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND CEDEL OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear, as applicable, will instruct its Depositary to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by such Depositary to the DTC
Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the applicable clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debit will be valued instead as of the actual settlement date.

         CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participant a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CEDEL OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing systems, through their respective Depositaries, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases, CEDEL or Euroclear will instruct their respective Depositaries, as appropriate, to deliver the bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date. Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a)  borrowing  through   CEDEL  or  Euroclear  for  one  day
         (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

                  EXEMPTION OF NON-U.S. PERSONS (FORM W-8). Beneficial owners of Notes that are non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

                  EXEMPTION FOR NON-U.S. PERSON WITH EFFECTIVELY CONNECTED INCOME (FORM 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

                  EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are beneficial owners of Notes residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the beneficial owner of Notes or such owner's agent.

                  EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

                  U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, such owner's agent, files by submitting the appropriate form to the person through whom it holds the security (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof or an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

         This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.






                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

         Expenses in connection with the offering of the Securities being registered herein are estimated as follows:

           SEC registration fee..........................     $ 73,750
           Legal fees and expenses.......................      100,000
           Accounting fees and expenses..................       35,000
           Blue sky fees and expenses....................        5,000
           Rating agency fees............................      160,000
           Trustee's fees and expenses...................       20,000
           Indenture Trustee's fees and expenses.........       55,000
           Printing......................................       25,000
           Miscellaneous.................................        6,250
                                                               -------
           Total.........................................    $ 480,000
                                                             =========

-------------------

* All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a Series of Securities in an aggregate principal amount assumed for these purposes to be equal to $250,000,000 of Securities registered hereby.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         SSB Vehicle Securities Inc. (the "Registrant") has undertaken in its articles of incorporation and by-laws to indemnify, to the maximum extent permitted by the Delaware General Corporation Law as from time to time amended, any currently acting or former director, officer, employee and agent of the Registrant against any and all liabilities incurred in connection with their services in such capacities.

ITEM 16.  EXHIBITS.

     * 1.1  Form of Underwriting Agreement for Owner Trusts
     * 1.2  Form of Underwriting Agreement for Grantor Trusts
       3.1  Articles of Incorporation of the Registrant
       3.2  Bylaws of the Registrant
     * 4.1  Form of Trust Agreement  (including form of  Certificates)
     * 4.2 Form of Pooling and Servicing Agreement (including form of Certificates)
     * 4.3  Form of Indenture (including form of Notes)
       5.1 Opinion of Brown & Wood LLP with  respect to legality
       8.1 Opinion of Brown & Wood LLP with respect to certain tax matters *10.1 Form of Sale and Servicing Agreement
     *10.2  Form of Administration Agreement
     *10.3  Form of Receivables Purchase Agreement
      23.1 Consent of Brown & Wood LLP (included in Exhibit 5.1)
      23.2 Consent of Brown & Wood  LLP  (included  in  Exhibit  8.1)
      24.1  Power  of  Attorney
      (included on Page II-4)

-------------------

     *    Incorporated   by  reference  from  the   Registrant's   Registration
          Statement No. 333-41949.

ITEM 17. UNDERTAKINGS.

(a) As to Rule 415:

         The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) As to  documents  subsequently  filed  that are incorporated  by reference:

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) As to indemnification:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
(4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) As to qualification of trust indentures:

         The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe (i) that it meets all of the requirements for filing on Form S-3 and (ii) that the security rating requirement will be met by the time of sale of the securities, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on September 4, 1998.

                                            SSB VEHICLE SECURITIES INC.

                                            By: /s/ Jeffrey A. Perlowitz

                                                Name:  Jeffrey A. Perlowitz
                                                Title:  President

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Jeffrey A. Perlowitz, Mark I. Tsesarsky, William E. Grady, George A. Graham, Bruce Rose, Ted K. Yarbrough, Zachary Snow and Gregory P. Petroski, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


             Signature                                      Title                                Date

  /s/ Jeffrey A. Perlowitz            President and Director                             September 4, 1998
---------------------------           (Principal Executive Officer)
    Jeffrey A. Perlowitz


  /s/ Joseph J. Martinelli            Treasurer                                          September 4, 1998
---------------------------           (Principal Financial Officer and Principal
    Joseph J. Martinelli              Accounting Officer)


                                      Vice President and Director

---------------------------
      Thomas G. Maheras


    /s/ Mark I. Tsesarsky             Vice President and Director                        September 4, 1998
---------------------------
      Mark I. Tsesarsky


  /s/ Elizabeth S. Eldridge           Director                                           September 4, 1998
---------------------------
    Elizabeth S. Eldridge

   /s/ Juliana C. Johnson             Director                                           September 4, 1998
---------------------------
     Juliana C. Johnson








                                          Registration No. 333-________




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------



                           SSB VEHICLE SECURITIES INC.
       (Exact name of registrant as specified in its governing instrument)

                              ---------------------


                                 EXHIBIT VOLUME


                                  EXHIBIT INDEX

     * 1.1  Form of Underwriting Agreement for Owner Trusts
     * 1.2  Form of Underwriting Agreement for Grantor Trusts
       3.1  Articles of Incorporation of the Registrant
       3.2  Bylaws of the Registrant
     * 4.1  Form of Trust Agreement  (including form of  Certificates)
     * 4.2 Form of Pooling and Servicing Agreement (including form of Certificates)
     * 4.3  Form of Indenture (including form of Notes)
       5.1  Opinion of Brown & Wood LLP with  respect to legality
       8.1 Opinion of Brown & Wood LLP with respect to certain tax matters *10.1 Form of Sale and Servicing Agreement
     *10.2  Form of Administration Agreement
     *10.3  Form of Receivables Purchase Agreement
      23.1  Consent of Brown & Wood LLP (included in Exhibit 5.1)
      23.2  Consent of Brown & Wood  LLP  (included  in  Exhibit  8.1)
      24.1  Power  of  Attorney (included on Page II-4)

-------------------

          *  Incorporated  by  reference  from  the  Registrant's   Registration
Statement No. 333-41949.